UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SEMI-ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc.
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-402-391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Weitz | FUNDS

FALL 2015

Semi-Annual Report

September 30, 2015

THE WEITZ PHILOSOPHY
Value investing the Weitz Way.
There are no shortcuts in value investing. At Weitz, we dig. And dig some more. We look at hundreds of investment ideas. Our goal: find strong, well-managed but undervalued companies and bonds that offer reasonable risk-adjusted returns. It's no easy task. We do the due diligence. Analyze. Ask tough questions and get the answers. We wait for the right opportunity. Then and only then do we invest your money. Welcome to the Weitz Way.
We're in it with you:
Our employees have the majority of their investable assets in our mutual funds. This alignment of goals allows us to guarantee that we're treating clients' money as if it were our own.
We focus on what we know:
Each of our analysts is a generalist with ever-growing, defined circles of competence. They can spot opportunities anywhere and bring them to the team for consideration.
We think for ourselves:
Our philosophy of independent thinking and high-conviction portfolios enables us to take advantage of value-priced equities and bonds that offer reasonable risk-adjusted returns.
Today we are responsible for more than $5 billion in investments for our shareholders-individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put our clients first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help them preserve and grow wealth.
Wally Weitz, CFA
President, Portfolio Manager
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TABLE OF CONTENTS

Value Matters	4

Performance Summary	7

Analyst Corner	8

Value Fund	10

Partners Value Fund	12

Partners III Opportunity Fund	14

Research Fund	16

Hickory Fund	18

Balanced Fund	20

Core Plus Income Fund	22

Short-Intermediate Income Fund	25

Nebraska Tax-Free Income Fund	28

Government Money Market Fund	30

Schedule of Investments	32

Financial Statements	50

Notes to Financial Statements	60

Actual and Hypothetical Expenses for Comparison Purposes	70

Other Information	71

Index Descriptions	74

The management of Weitz Funds has chosen paper for the 76 page Annual Report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.
Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investmments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.
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VALUE MATTERS
October 1, 2015
Dear Fellow Investor,
For the past several years, investors have been focused on the Federal Reserve and its extraordinary efforts to stimulate the economy by keeping interest rates low and creating a "wealth effect." The Fed created several trillion dollars and used them to purchase treasury and mortgage-backed securities. As the former owners of these bonds reinvested the proceeds, the new cash spread into adjacent securities markets, including stocks. The idea was that if cheap credit were readily available and investors and companies felt confident about the future, they would invest in new businesses and capital equipment, thus stimulating the economy and creating jobs.
One could argue that the actual effect was to inflate securities prices and increase the wealth of investors without having the desired positive impact on the U.S. economy. Nevertheless, investors seemed to believe that as long as the Fed kept interest rates near zero and did not "take back" the newly-created liquidity, it was safe to bid up stock and bond prices. Some referred to this belief that the Fed had created a "floor" under securities prices as the "Yellen Put."
In recent months, reality has reared its ugly head, investor confidence has waned and the stock market has been volatile. The reasons for growing doubts are varied and complicated, but they seem to center on fears that a slowdown in the Chinese economy is impacting the rest of the world in negative ways. Global demand for iron, coal, copper and other commodities has fallen significantly. The surge in supplies of oil and gas from expanded shale extraction in the U.S. has created challenges for energy producers and the countries that depend on oil exports. Turmoil in the currency markets stems from the efforts of China, Japan and others to devalue their currencies to stimulate exports. The dollar is now one of the strongest currencies and this causes headaches for emerging market countries whose debt is denominated in dollars. Dollar strength also affects the competitiveness of domestic exporters and depresses the reported earnings of American companies whose profits earned abroad translate into fewer dollars.
Not one of these issues is new. For several years, each has been on the list of "things that ordinarily would be worrying investors." Now that they are back on investors' minds, stock prices have been weak. Most market indices have given back their first-half gains and are showing red ink for the year-to-date period. Our funds are also showing losses. The table that follows this letter shows fund performance over various time frames. As always, we suggest investors focus on longer-term results as they are the most meaningful.
We have been lamenting the absence of volatility for years, and now we have some. There was a popular TV show from the 1950's called "You Asked for It!" (You can check it out on YouTube—it was really awful.) At any rate, sometimes I imagine shareholders looking our way and saying,
"OK, you asked for it. What now?"
Navigating a Choppy Stock Market
There was a five-day stretch in August during which the S&P 500 dropped 11%—the first "correction" of over 10% since 2011. Several trading days during the quarter saw sharp moves (in both directions), and the financial press did its best to create anxiety among investors. Most of the companies we own and those on our "on deck" list participated in the decline. While we don't celebrate declines in the value of our investments, cheaper prices often present opportunities to deploy our cash reserves, making investments that we expect to generate profits in the coming years. The big questions, though, are how long and deep will the correction be, and how aggressively should we buy as stocks fall?
As clients would expect, there are no magic answers. Investing is as much art as it is science (maybe more). There are facts and hard news. There are guesses, opinions and inaccurate information that are often mistaken for facts. There can also be intentionally misleading (!) information disguised as facts. Given the uncertainty about the health of the global economy and the rather extended level of stock prices, as we've seen recently, anything can happen.
Our method of dealing with this hodge-podge of factors is to focus on the business values of individual companies. We believe that the value of a business to its owners is the price today that an informed buyer would pay for the right to receive the cash that business will earn in future years. That price is an estimate based on (presumably) informed predictions. The estimate is subject to change as the business landscape changes, but generally,

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the value of a business changes much more gradually than the company's stock price. So, as emotions drive investors to overreact to imperfect information, a stock's price can move far below (or above) that company's business value.
We try to buy stocks at a steep discount to their underlying business values (V). Ideally, we will pay a price (P) equal to 50-70% of our estimate of value (a P/V of 50-70%). The value is an estimate, and we are not rigid about the price we pay, but over the decades, the lower the initial P/V, the higher the subsequent profits. We also track each portfolio's weighted average P/V. Again, as you would expect, portfolios tend to perform better from lower P/V starting points. So, we welcome (temporary) dips in prices.
This approach has worked very well for us over the past 30+ years. Business value is (roughly) measurable and it acts as a powerful "gravitational force" on a company's stock price. Investors usually (eventually) recognize business value, and if not, a buyer of the whole company may take advantage of the bargain. Unfortunately, the timing of the reconciliation of price and value is always a mystery. As John Maynard Keynes famously quipped, "The market can remain irrational longer than [a speculator] can remain solvent." This is why we avoid taking extreme positions and like to hold cash reserves (sometimes substantial ones).
In the recent turmoil, prices of both current holdings and stocks on our "on deck" list declined to more "interesting" levels. The average P/V of our stock portfolios declined to the 70-75% range at September 30 from levels of 85-90% earlier in the year. We have been able to buy more of some current holdings and to add a few new companies to our portfolios. (Details on a fund by fund basis are available in the managers' discussions and tables later in this report.)
Our pace of buying will depend on valuations—P/V levels—not on any attempt at "market timing." If prices resume their multi-year levitation, we will be patient and will not chase them. If they fall sharply, we will be buyers, even at the risk of being early. More likely, they will wander sideways within a (possibly wide) trading range, and we will buy opportunistically. The beauty of owning companies with strong competitive and financial positions, bought at reasonable prices, is that we know we have a high probability of eventual success.
Many of the global economic problems in today's headlines are real. We tend to discount the extreme predictions of global economic collapse, but there are investors, companies and countries with challenges that are interrelated and which may take years to resolve. We have been wary of valuation levels and economic crosscurrents but remain confident in our methodology. We welcome the emergence of new investment opportunities, and we appreciate our long-term shareholders who have a way of sending in more of their savings when markets weaken.
Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com
5 |Q32015 SEMI-ANNUAL REPORT | UNAUDITED

DISCLOSURES
These performance numbers reflect the deduction of annual operating expenses which as stated in the most recent prospectus, and expressed as a percentage of each Fund's or Class's net assets, are: Value – Investor Class, 1.15%; Value – Institutional Class, 1.08% (gross); Partners Value – Investor Class, 1.18%; Partners Value – Institutional Class, 1.05% (gross); Partners III Opportunity – Investor Class, 2.06%; Partners III Opportunity – Institutional Class – 1.69%; Research, 1.60% (gross); Hickory, 1.23%; Balanced, 1.09%; Core Plus Income – Investor Class, 3.18% (gross); Core Plus Income – Institutional Class, 2.55% (gross); Short-Intermediate Income – Investor Class, 0.89% (gross); Short-Intermediate Income – Institutional Class, 0.61%; and Nebraska Tax-Free Income, 0.75%. The returns assume reinvestment of dividends and redemption at the end of each period. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end may be obtained at www.weitzinvestments.com/funds_and_performance/ fund_performance.fs. Index performance is hypothetical and is shown for illustrative purposes only. See page 74 for a description of all indices.
(a) On the last business day of 1993, 2005, 2006 and 2010, the Partners Value, Partners III Opportunity, Nebraska Tax-Free Income and Research Funds (the "Funds") succeeded to substantially all of the assets of Weitz Partners II Limited Partnership, Weitz Partners III Limited Partnership, Weitz Income Partners Limited Partnership and Weitz Research Fund L.P. (the" Partnerships"), respectively. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of their respective Partnership and the Partnerships were managed at all times with full investment authority by the investment adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships' performance might have been adversely affected.
(b) Institutional Class shares of the Value and Partners Value Funds became available for sale on July 31, 2014. For performance prior to that date, these tables include the actual performance of each Fund's Investor Class (and use the actual expenses of each Fund's Investor Class) without adjustment. For any such period of time, the performance of each Fund's Institutional Class would have been similar to the performance of each Fund's Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 1.18% and 0.99%, respectively, of each Class's average daily net assets through July 31, 2016.
(c) Investor Class shares of the Partners III Opportunity and Short-Intermediate Income Funds became available for sale on August 1, 2011. For performance prior to that date, these tables include the actual performance of each Fund's Institutional Class (and use the actual expenses of each Fund's Institutional Class) without adjustment. For any such period of time, the performance of each Fund's Investor Class would have been similar to the performance of each Fund's Institutional Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Short-Intermediate Income Fund – Investor Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.85% of the Class's average daily net assets through July 31, 2016.
(d) Starting January 1, 2011, these tables reflect the deduction of the Research Fund's actual operating expenses. For periods of time prior to January 1, 2011, these tables reflect the deduction of annual pro forma operating expenses of 1.50%. Annual operating expenses for the Research Fund, as stated in the Research Fund's Prospectus, are 1.60% (gross) and 0.91% (net) of the Fund's net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.90% of the Fund's average daily net assets through July 31, 2016.
(e) The investment adviser has agreed in writing to limit the total annual fund operating expenses of the Core Plus Income Fund's Investor and Institutional Class shares (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to 0.85% and 0.65%, respectively, of each Class's average daily net assets through July 31, 2016.
(f) Since inception performance for the Russell 1000 Value, Barclays Intermediate Credit and CPI +1% is from May 31, 1986; December 31, 1988; and December 31, 1988, respectively. The inception date of the Barclays 5-Year Muni. Bond was January 29, 1988.
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PERFORMANCE SUMMARY

		Annualized
Fund Name	Inception Date	Since Inception	30-year	20-year	10-year	Since Invest- ment Style Inception (6/30/08)	5-year	1-year	YTD	Quarter
Value(b)	5/09/86
Investor		10.35%	—%	9.62%	5.28%	8.74%	12.47%	(1.50)%	(5.30)%	(7.07)%
Institutional		10.36	—	9.63	5.30	8.77	12.53	(1.29)	(5.16)	(7.01)
Russell 1000		9.86	—	8.29	6.95	8.18	13.42	(0.61)	(5.24)	(6.83)
Russell 1000 Value(f)		9.93	—	8.57	5.71	6.98	12.29	(4.42)	(8.96)	(8.39)
Partners Value(a)(b)	6/01/83
Investor		12.13	11.41	10.16	6.39	—	11.44	(4.28)	(8.77)	(8.23)
Institutional		12.13	11.42	10.17	6.42	—	11.49	(4.12)	(8.61)	(8.18)
Partners III
Opportunity(a)(c)	6/01/83
Investor		12.73	12.31	11.62	7.42	—	11.12	(4.40)	(7.31)	(7.76)
Institutional		12.77	12.36	11.68	7.56	—	11.39	(4.05)	(7.05)	(7.66)
Research(a)(d)	4/01/05	6.93	—	—	7.28	—	10.10	(3.58)	(10.65)	(12.50)
Russell 3000		—	10.62	8.22	6.92	—	13.28	(0.49)	(5.45)	(7.25)
Russell 3000 Value		—	10.76	8.59	5.68	—	12.11	(4.22)	(9.05)	(8.59)
Hickory	4/01/93	9.75	—	9.22	5.67	9.39	9.90	(3.35)	(9.75)	(10.18)
Russell 2500		10.07	—	9.50	7.40	8.88	12.69	0.38	(5.98)	(10.30)
Russell 2500 Value		10.47	—	10.19	6.31	8.35	11.49	(2.44)	(8.04)	(9.58)
S&P 500		—	10.69	8.14	6.80	8.08	13.34	(0.61)	(5.29)	(6.44)
Balanced	10/01/03	5.14	—	—	4.70	—	7.02	(1.48)	(3.68)	(3.66)
Blended Index		6.46	—	—	6.03	—	9.02	0.84	(2.38)	(3.49)
Core Plus Income(e)	7/31/14
Investor		2.37	—	—	—	—	—	2.98	1.67	0.31
Institutional		2.57	—	—	—	—	—	3.21	1.81	0.36
Barclays U.S. Aggregate Bond		2.88	—	—	—	—	—	2.94	1.13	1.23
Short-Intermediate
Income(c)	12/23/88
Investor		5.40	—	4.64	3.68	—	1.73	1.06	0.48	0.05
Institutional		5.44	—	4.69	3.77	—	1.92	1.31	0.67	0.11
Barclays Intermediate Credit(f)		6.11	—	5.14	4.17	—	2.42	2.68	1.77	0.95
CPI + 1%(f)		3.60	—	3.25	2.83	—	2.75	0.97	2.10	(0.04)
Nebraska Tax-
Free Income(a)	10/01/85	4.92	—	3.99	2.92	—	1.89	1.02	0.78	0.57
Barclays 5-Year Muni. Bond(f)		—	—	4.52	4.08	—	2.79	1.85	1.76	1.16
7 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

ANALYST CORNER
A Perspective on Equity Commonwealth
By Nolan Anderson
Equity Commonwealth ("EQC") is a real estate investment trust (REIT) focused exclusively on the ownership of office properties located in the U.S. Founded in 1986, the company spent most of its life as an externally managed REIT with poorly crafted management incentives, weak corporate governance and an unfocused real estate strategy. Unsurprisingly, the long term result for shareholders was below average returns. The status quo changed in 2013 when two activist investors amassed a 10% stake in the company and led a successful takeover campaign. In 2014, an experienced and highly respected management team led by Sam Zell took over the company. As part of the takeover, Sam and the senior leadership team agreed to purchase approximately $100mm of stock (roughly 3% of shares outstanding) from the activist shareholders. Over the past 25 years, Mr. Zell has built three of the largest U.S. property REITs including Equity Office Properties, Equity Residential and Equity LifeStyle Properties, while generating above average shareholder returns. Under Sam's leadership, EQC has appointed a new board of directors, internalized management, overhauled corporate governance and created a management incentive framework that is focused on creating long term shareholder value.
Good Defense (Credit Improvement) Leads to Good Offense (Equity Upside)
With U.S. commercial real estate prices near all-time highs and REIT stocks in general fairly valued (primarily as a result of low interest rates), why focus on REIT stocks? In short, we believe EQC is a unique story with strong leadership and an undervalued asset base. In what is an inherently cyclical business, Mr. Zell is known as a shrewd, contrarian real estate investor. This reputation is most exemplified by the $39 billion sale of Equity Office Properties to Blackstone, the largest ever U.S. real estate buyout, at the peak of the real estate boom in 2007. Fast forward to today, most office REITs are still looking to grow, despite frothy conditions. EQC is doing the opposite. In February, the company announced a $2-3 billion disposition program to be completed over the following 2-3 years. The strategy was simple: create a significantly smaller, higher-quality office portfolio focused on core markets while improving the corporate balance sheet and liquidity profile. While the market yawned, we took a hard look at the company's debt structure and liquidity profile. We then began an intensive bottom-up analysis of the company's 150+ assets. Our research process concluded with a view that EQC had both ample liquidity and an undervalued asset base using reasonably conservative assumptions. Why didn't the market take notice? First, there was execution and timing risk. Market conditions can change rapidly, the company owned some lower-quality assets in secondary and tertiary markets, and 2-3 years is too long of a time frame for many investors. Second, there was uncertainty about what assets would be kept and sold. With a large and disparate portfolio, this made analyzing future earnings difficult. Third, and potentially most important to traditional REIT investors, the company eliminated the dividend and would not provide certainty of reinstatement.
Lucky and Smart
Over the past six months, good timing and hard work have paid off. Since February, the company has sold 82 properties comprised of over 16 million square feet for total cash proceeds of $1.7 billion. The total number of properties has declined by over 50%, while overall portfolio square footage has decreased approximately 40%. Management is aiming for an additional $1.3 billion of asset sales bringing total cash proceeds to $3 billion. In our view, the real estate portfolio has been significantly de-risked with the majority of the company's secondary and tertiary assets having been sold. Currently, the 30 largest properties in the portfolio generate over 80% of annualized rental revenue and, in our opinion, more than 100% of EQC's current market value. The majority of revenue is now generated from strong office markets including Austin, Boston, Chicago, Denver, Seattle-Bellevue, Philadelphia and Washington, DC.
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Cash Rich, Debt Poor = Uniquely Positioned
Today EQC is uniquely positioned in the REIT world. With a current cash balance of approximately $1.6 billion, EQC sits in an enviable position of having significant liquidity and peer leading leverage metrics. As illustrated below, management has significantly deleveraged the balance sheet since taking over in 2014. According to Wells Fargo Securities, in the second quarter of 2015, the largest 80 U.S. REITs had an average of 5.9x Net Debt to Annualized EBITDA (defined as total debt, less cash on hand, divided by "earnings before interest, taxes, depreciation and amortization"). Going forward, the continual process of converting a geographically dispersed portfolio of secondary and tertiary office buildings into cash will make the company easier to analyze and the discount to our estimated $33 per share of net asset value (NAV) more clear. However, this valuation framework assigns no earnings power to the current cash position. The company has significant flexibility to repurchase stock or repay high coupon debt, some of which we also own in our bond funds. Given the longevity of the current economic recovery, frothy real estate market conditions and the prospects for higher interest rates, we believe EQC is well positioned and properly incentivized to take advantage of potential market weakness and increase NAV per share over the long term.
Source: Equity Commonwealth September 2015 Investor Presentation; www. Eqcre.com
As of September 30, 2015: Equity Commonwealth represented 5.1%, 2.2%, 2.2%, 2.2% and 0.8% of the Core Plus Income Fund, Hickory Fund, Short-Intermediate Income Fund, Balanced Fund and Partners III Opportunity Funds' net assets, respectively.

Nolan Anderson, Research Analyst and Co-Portfolio Manager of the Core Plus Income Fund, joined Weitz in 2011. While Nolan spends the majority of his time focusing on fixed income, Equity Commonwealth is a good demonstration of the collaborative nature of our research team. Nolan holds both a BSBA and an MBA from the University of Nebraska Omaha. Prior to joining Weitz, he performed financial modeling and due diligence on leveraged buyout transactions for Wells Fargo in San Francisco and was a commercial real estate research analyst for Woodmen of the World Life Insurance Society.
9 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

VALUE FUND
Investment Style: Large-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA; Brad Hinton, CFA; & Dave Perkins, CFA
Calendar Year-to-Date Contributors

Valeant Pharmaceuticals International is a multinational, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic, branded generic and over-the-counter (OTC) products in over 100 countries. Despite a significant pullback in Valeant's stock during September, its shares remain among our top contributors through the first nine months of calendar year 2015. We took advantage of this strength over the course of the spring and summer to pare back Valeant's position size at levels that approached and briefly reached our base case estimate of intrinsic value. While drug price regulation has dominated headlines over the past several weeks, the likelihood of "price controls" becoming a legislative reality appears low at present. The multi-year outlook for Valeant's core business remains attractive.
Catamaran is a provider of pharmacy benefit management services and healthcare IT solutions to the healthcare benefit management industry. UnitedHealth Group completed its acquisition of Catamaran during the third quarter. The Fund received $61.50 per share in cash in exchange for our remaining shares, which was slightly above our base case estimate of intrinsic value of approximately $60 at the time the deal was announced. While it is gratifying to have a well-regarded industry participant confirm our notion of Catamaran's quality and undervaluation, it is also somewhat bittersweet parting with a potential compounder in an industry that we believe has an attractive future.
Martin Marietta Materials is a producer of sand, gravel, aggregates, and cement for the construction industry. During the year Martin's aggregates volumes, pricing and incremental margins exceeded investor expectations as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved as state Department of Transportation budgets expanded. Martin also increased its synergy target for the Texas Industries acquisition for the third time from the original $70 million to $120 million and sold their California Oro Grande cement operation for $420 million. The proceeds will be used toward their 20 million share repurchase program. A culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value and we exited our position in the third quarter.
Quarterly Contributors

Motorola Solutions is a global leader in public safety communication infrastructure products and services as well as commercial radio systems. Motorola Solutions' stock price increased as investors gained comfort that the Silver Lake investment would be beneficial to Motorola's long-term strategy. Although the stock price has been appreciating, we still believe that Motorola remains a misunderstood business. Investors are focused on the prospect that Motorola's core Public Safety radio business will be disrupted by Public Safety LTE technology. We, on the other hand, are confident that Public Safety LTE will be additive to MSI's sales and earnings. In addition, we believe Motorola Solutions will continue to repurchase shares as long as the stock price remains at attractive levels.
Precision Castparts is a manufacturer of complex metal components and products that provides investment castings, forgings and fasteners/fastener systems for critical aerospace and power applications. On August 10th, Berkshire Hathaway announced an agreement to purchase Precision Castparts (PCP) for $235/share, or roughly $37.2 billion including debt (Berkshire's largest ever acquisition). While the transaction provides a boost to the Fund's near-term performance, Berkshire is buying Precision at a modest discount to our base estimate of intrinsic value. Losing a long-term compounder early on in our investment horizon is disappointing, but the silver lining in this transaction is that we will continue to own PCP indirectly through our position in Berkshire.
Martin Marietta Materials – Please refer to the Year-to-Date synopsis for quarterly contributor details.
New Holdings

Allergan and EOG Resources
Calendar Year-to-Date Detractors

Twenty-First Century Fox is a diversified media and entertainment company. Investors have been grappling with declines in reported US ratings across the media ecosystem as consumers increasingly consume content on currently unmeasured platforms (e.g. Apple TV, tablets, etc.) or through non-traditional distributors (e.g. Netflix). Although improvements in measurement are on the horizon, Fox is able to evolve its monetization strategy among broader changes in media distribution by owning their own content. In contrast to ratings challenges for general entertainment, sports content has remained a notable exception, and we remain attracted to Fox's enviable position in sports across its broadcast and regional sports networks. Lastly, despite the well-publicized headwinds created by a stronger US Dollar, we continue to like Fox's highly desirable portfolio of international assets that can continue to deliver both affiliate and advertising growth. These elements continue to generate healthy free cash flows that we believe management will allocate wisely to grow per share value.

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. The likelihood of continued supply-driven commodity price pressures has weighed on Range's shares throughout much of 2015. While the company continues to execute well on those variables under its control, Range finds itself among a growing crowd of ultra-efficient Northeast natural gas and NGL producers that have fallen victim to their collective production success. Weak natural gas and NGL prices have dampened near-term profits and cash flows, slowing Range's ability to grow. The company's balance sheet has more recently become the subject of increased investor focus, though long-dated debt maturities and the potential for meaningful asset sales should give Range room to navigate the downturn without the need to issue additional equity. We continue to believe Range offers an attractive risk-reward at present prices.

Discovery Communications is a leading provider of Pay-TV programming with an emphasis on lower cost, fully owned, non-fiction content that appeals to passionate global audiences. The company's shares have declined due to earnings headwinds from moderating international growth, negative currency impacts on reported results and the well-chronicled challenges for domestic television advertising. More importantly, multiples for media content companies have compressed significantly due to longer-term concerns about the health of the ad-supported, Pay-TV ecosystem. Discovery has several unique advantages, starting with its robust and growing content library and its unmatched international footprint. Strong capital allocation also has been a Discovery hallmark and will be increasingly important over the next several years. The company recently laid out a three-year roadmap that we think is realistic and reflects the challenges ahead. From today's price the stock has above average return potential, as the company executes on its achievable stated plans.

Quarterly Detractors

Liberty Global is the largest international cable company with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. In the second quarter, investors cheered as Liberty Global and Vodafone entered into formal talks over potential business combinations within their European operations. Although no formal details were released, Wall Street analysts began speculating on the potential for very large cost savings, and shares of both companies appreciated nicely. By the end of the third quarter, however, talks between the two broke down without any deals announced. Such a transaction had not been part of our investment thesis. We remain attracted to the organic growth story for Liberty Global as their leading position in broadband should continue to help them win market share across Europe, along with their shareholder-friendly capital allocation philosophy.

Range Resources − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Valeant Pharmaceuticals International − Following a strong calendar second quarter, Valeant shares came under pressure during September as a high-profile presidential hopeful and portions of the popular press called drug industry pricing practices into question. While stocks across the pharmaceutical industry have given back recent gains, Valeant has been hit particularly hard after being mentioned alongside a couple of unscrupulous actors. While Valeant has significantly raised the list prices of several of the drugs it has recently acquired, large price increases have not been the primary driver of the company's earnings growth. Perhaps more importantly, neither we nor the company believe they are necessary to fuel the company's future growth. After significantly trimming our position during the third quarter, we began selectively adding to the position in October for the first time in several years below $170/share.

Eliminated Holdings

Catamaran, Martin Marietta Materials and Baker Hughes

Please visit the Fund's Commentary section on our website for details on New and Eliminated Holdings.
10 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
				Since Invest-
	Since			ment Style
	Inception			Inception
	(5/9/1986)	20-year	10-year	(6/30/08)	5-year	3-year	1-year	YTD	Quarter
WVALX - Investor Class	10.35%	9.62%	5.28%	8.74%	12.47%	10.99%	(1.50)%	(5.30)%	(7.07)%
WVAIX - Institutional Class	10.36	9.63	5.30	8.77	12.53	11.08	(1.29)	(5.16)	(7.01)
S&P 500	9.83	8.14	6.80	8.08	13.34	12.40	(0.61)	(5.29)	(6.44)
Russell 1000	9.86	8.29	6.95	8.18	13.42	12.66	(0.61)	(5.24)	(6.83)
Russell 1000 Value	9.93 *	8.57	5.71	6.98	12.29	11.59	(4.42)	(8.96)	(8.39)
Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Value Fund – Investor Class for the period since inception (5/9/86) through September 30, 2015, as compared with the growth of the Standard & Poor's 500, Russell 1000 and Russell 1000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
* Since 5 /31/1986
Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Global plc - Series C	6.4
Berkshire Hathaway, Inc. - Class B	5.0
Twenty-First Century Fox, Inc. - Class B	4.8
Valeant Pharmaceuticals International, Inc.	4.5
Liberty Media Corp. - Series C	4.0
Liberty Interactive Corp. QVC Group - Series A	3.5
Precision Castparts Corp.	3.4
Motorola Solutions, Inc.	3.4
Monsanto Co.	3.2
Express Scripts Holding Co.	3.1
41.3

Industry Breakdown
% of Net Assets
Consumer Discretionary	25.0
Health Care	14.0
Information Technology	12.6
Financials	9.2
Industrials	8.4
Energy	7.8
Materials	4.7
Consumer Staples	1.3
Cash Equivalents/Other	17.0
100.0

Top Performers		Average
	Return	Weight	Contribution
Motorola Solutions, Inc.	19.9%	2.9%	0.49%
Martin Marietta Materials, Inc.	7.6	1.7	0.42
Precision Castparts Corp.	14.9	2.9	0.35
Google Inc. - Class C	16.9	2.2	0.28
Google Inc. - Class A	18.2	1.1	0.21

Bottom Performers		Average
	Return	Weight	Contribution
Range Resources Corp.	(34.9)%	3.5%	(1.22)%
Valeant Pharmaceuticals International, Inc.	(19.7)	5.7	(0.98)
Liberty Global plc - Series C	(13.0)	6.7	(0.91)
Discovery Communications, Inc. - Class C	(21.9)	1.8	(0.55)
Twenty-First Century Fox, Inc. - Class B	(15.5)	3.6	(0.44)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security.

* Effective January 1, 2016, Wally Weitz will no longer be a portfolio manager of the Value Fund. Wally, the Chief Investment Officer of Weitz Investment Management, Inc. will continue to be CIO and a portfolio manager of the Partners Value, Partners III Opportunity and Hickory Funds. Brad Hinton and Dave Perkins, who are currently portfolio managers of the Value Fund, will continue to be portfolio managers of the Value Fund.
Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.15% and 1.08% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
11 | Q3 2015SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS VALUE FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Brad Hinton, CFA
Calendar Year-to-Date Contributors

Post Holdings is a consumer packaged goods holding company whose products are sold through a range of channels, such as grocery, drug stores, foodservice and the Internet. The company has been transforming itself from a branded cereal manufacturer into a food holding company with a more growth-oriented portfolio in protein, private label and value cereals. Post's stock has appreciated due to an improved outlook for Post's overall businesses and prospects for the recently acquired Malt-O-Meal brands. Prior investor concerns about the impact of Avian Influenza on Post's Michael Foods unit have become muted as it appeared the outbreak would likely be one-time in nature and the financial impact less than feared. In addition, Post benefited from a capital raise of equity and debt which delivered the business, putting the company in a better position to take advantage of future value-enhancing M&A. We eliminated the position in the third quarter when the stock traded above our business value estimate.
Valeant Pharmaceuticals International is a multinational, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic, branded generic and over-the-counter (OTC) products in over 100 countries. Despite a significant pullback in Valeant's stock during September, its shares remain among our top contributors through the first nine months of calendar year 2015. We took advantage of this strength over the course of the spring and summer to pare back Valeant's position size at levels that approached and briefly reached our base case estimate of intrinsic value. While drug price regulation has dominated headlines over the past several weeks, the likelihood of "price controls" becoming a legislative reality appears low at present. The multi-year outlook for Valeant's core business remains attractive.
Martin Marietta Materials is a producer of sand, gravel, aggregates, and cement for the construction industry. During the year Martin's aggregates volumes, pricing and incremental margins exceeded investor expectations as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved as state Department of Transportation budgets expanded. Martin also increased its synergy target for the Texas Industries acquisition for the third time from the original $70 million to $120 million and sold their California Oro Grande cement operation for $420 million. The proceeds will be used toward their 20 million share repurchase program. A culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value and we exited our position in the third quarter.
Quarterly Contributors

Motorola Solutions is a global leader in public safety communication infrastructure products and services as well as commercial radio systems. Motorola Solutions' stock price increased as investors gained comfort that the Silver Lake investment would be beneficial to Motorola's long-term strategy. Although the stock price has been appreciating, we still believe that Motorola remains a misunderstood business. Investors are focused on the prospect that Motorola's core Public Safety radio business will be disrupted by Public Safety LTE technology. We, on the other hand, are confident that Public Safety LTE will be additive to MSI's sales and earnings. In addition, we believe Motorola Solutions will continue to repurchase shares as long as the stock price remains at attractive levels.
Precision Castparts is a manufacturer of complex metal components and products that provides investment castings, forgings and fasteners/fastener systems for critical aerospace and power applications. On August 10th, Berkshire Hathaway announced an agreement to purchase Precision Castparts (PCP) for $235/share, or roughly $37.2 billion including debt (Berkshire's largest ever acquisition). While the transaction provides a boost to the Fund's near-term performance, Berkshire is buying Precision at a modest discount to our base estimate of intrinsic value. Losing a long-term compounder early on in our investment horizon is disappointing, but the silver lining in this transaction is that we will continue to own PCP indirectly through our position in Berkshire.
Martin Marietta Materials – Please refer to the Year-to-Date synopsis for quarterly contributor details.
New Holdings

Liberty Global plc LiLAC and Allergan
Calendar Year-to-Date Detractors

Avon Products is a manufacturer and marketer of beauty and related products. As management guides the company through an operational turnaround in North America and tries to build a more enduring foundation in all of its markets, Avon continues to suffer from the difficulties imposed by an emerging market slowdown. While Avon has demonstrated some progress in its long turnaround, worries over macroeconomic conditions, the continued strength of the dollar and the weakness of the Brazilian Real have made forecasting difficult. Management has been forced to respond to immediate issues at the expense of longer-term challenges involving representative engagement and the company's supply chain. We believe management is up to the difficult task of balancing out the company's short-and long-term investments. Avon has an extensive operating history in Latin America and has managed through several currency crises in these countries. While global challenges remain, the turmoil in Latin America may actually help the company in its recovery as women seek to supplement depressed incomes by selling Avon's products. We have continued to add to the position over the calendar year on price weakness.

Iconix Brand Group is a brand management company and owner of a diversified portfolio of global consumer brands across women's and men's fashion, entertainment and home segments. Iconix has endured a complete change of senior management with the CFO, COO and CEO all leaving in the first half of the fiscal year. In addition, the company has had to adjust earnings expectations down, as continued disappointment in the men's division and a shift in timing of revenue from the anticipated November launch of The Peanuts feature film made meeting original guidance difficult. We have revisited our key assumptions behind our Iconix investment and are comfortable that the underlying asset-lite, high margin, licensing business model remains intact. While investors have become nervous about the company's high leverage, Iconix has minimum revenue guarantees from many of its licensees which provides a reliable stream of free cash flow. Our continued due diligence including conversations with interim CEO Peter Cuneo, who has extensive consumer product licensing experience, provides comfort that Iconix is headed in the right direction. We added to our position over the calendar year on price weakness.

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. The likelihood of continued supply-driven commodity price pressures has weighed on Range's shares throughout much of 2015. While the company continues to execute well on those variables under its control, Range finds itself among a growing crowd of ultra-efficient Northeast natural gas and NGL producers that have fallen victim to their collective production success. Weak natural gas and NGL prices have dampened near-term profits and cash flows, slowing Range's ability to grow. The company's balance sheet has more recently become the subject of increased investor focus, though long-dated debt maturities and the potential for meaningful asset sales should give Range room to navigate the downturn without the need to issue additional equity. We continue to believe Range offers an attractive risk-reward at present prices.

Quarterly Detractors

Avon Products − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Iconix Brand Group − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Range Resources − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Eliminated Holdings

Martin Marietta Materials, Post Holdings and Catamaran

Please visit the Fund's Commentary section on our website for details on New and Eliminated Holdings.
12 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPVLX - Investor Class	12.13%	10.16%	6.39%	11.44%	9.84%	(4.28)%	(8.77)%	(8.23)%
WPVIX - Institutional Class	12.13	10.17	6.42	11.49	9.93	(4.12)	(8.61)	(8.18)
S&P 500	10.62	8.14	6.80	13.34	12.40	(0.61)	(5.29)	(6.44)
Russell 3000	10.41	8.22	6.92	13.28	12.53	(0.49)	(5.45)	(7.25)
Russell 3000 Value	10.90	8.59	5.68	12.11	11.40	(4.22)	(9.05)	(8.59)
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund - Investor Class for the period since inception (6/1/83) through September 30, 2015, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Global plc - Series C	5.5
Berkshire Hathaway, Inc. - Class B	5.3
Liberty Media Corp. - Series C	3.8
Liberty Interactive Corp. QVC Group - Series A	3.5
Precision Castparts Corp.	3.3
Twenty-First Century Fox, Inc. - Class A	3.2
Valeant Pharmaceuticals International, Inc.	3.1
Motorola Solutions, Inc.	3.0
Express Scripts Holding Co.	2.8
Laboratory Corp. of America Holdings	2.7
36.2

Industry Breakdown
% of Net Assets
Consumer Discretionary	28.5
Financials	14.8
Information Technology	13.0
Health Care	11.8
Industrials	7.6
Energy	4.1
Consumer Staples	1.1
Cash Equivalents/Other	19.1
100.0

Top Performers		Average
	Return	Weight	Contribution
Martin Marietta Materials, Inc.	7.6%	1.9%	0.47%
Motorola Solutions, Inc.	19.9	2.5	0.43
Precision Castparts Corp.	14.9	2.8	0.36
Post Holdings, Inc.	9.6	0.9	0.21
Google, Inc. - Class C	16.9	1.6	0.20

Bottom Performers		Average
	Return	Weight	Contribution
Range Resources Corp.	(34.9)%	2.6%	(1.01)%
Iconix Brand Group, Inc.	(45.9)	1.6	(0.97)
Avon Products, Inc.	(47.6)	1.5	(0.86)
Liberty Global plc - Series C	(13.0)	5.6	(0.78)
Valeant Pharmaceuticals International, Inc.	(19.7)	3.7	(0.76)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 1.18% and 1.05% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13 | Q3 2015SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS III OPPORTUNITY FUND
Investment Style: Multi-Cap Alternative
Portfolio Manager: Wally Weitz, CFA
Calendar Year-to-Date Contributors

Valeant Pharmaceuticals International is a multinational, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic, branded generic and over-the-counter (OTC) products in over 100 countries. Despite a significant pullback in Valeant's stock during September, its shares remain among our top contributors through the first nine months of calendar year 2015. We took advantage of this strength over the course of the spring and summer to pare back Valeant's position size at levels that approached and briefly reached our base case estimate of intrinsic value. While drug price regulation has dominated headlines over the past several weeks, the likelihood of "price controls" becoming a legislative reality appears low at present. The multi-year outlook for Valeant's core business remains attractive.
TransDigm Group is a designer, producer and supplier of engineered aircraft components for use on commercial and military aircraft. With the PneuDraulics acquisition having closed in August, TransDigm has officially completed its busiest, and perhaps most attractive, year of acquisitions since fiscal 2011. Heavy on commercial aftermarket assets, the 2015 class should provide a nice multi-year runway for growth and operational improvement. CEO Nick Howley and his team have capitalized on low interest rates and an accommodating credit environment over the past several years, growing the company's underlying business value at an attractive rate. While we continue to see good things ahead for TransDigm over the next several years, we lightened the Fund's position during the calendar third quarter as its discount to estimated value narrowed.
Martin Marietta Materials is a producer of sand, gravel, aggregates, and cement for the construction industry. During the year Martin's aggregates volumes, pricing and incremental margins exceeded investor expectations as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved as state Department of Transportation budgets expanded. Martin also increased its synergy target for the Texas Industries acquisition for the third time from the original $70 million to $120 million and sold their California Oro Grande cement operation for $420 million. The proceeds will be used toward their 20 million share repurchase program. A culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value and we exited our position in the third quarter.
Quarterly Contributors

Google is a multinational technology company generally specializing in Internet related services and products. Google's stock price increased as reported earnings exceeded expectations due to better expense controls and accelerated revenue growth in Google's core search businesses, where mobile search and YouTube showed particular strength. Furthermore, CFO Ruth Porat provided some hope of returning some of Google's excess cash to shareholders. While we remain unconvinced that controlling shareholders Brin and Paige will return cash to shareholders as Porat's comments suggest, we would welcome it as it would provide additional upside to our base case valuation. In addition, the stock price was also helped by the announcement of the creation of a holding company called Alphabet, implemented on Oct. 2, which will consist of several subsidiaries the largest of which will be the Google Internet Services (search, apps, android, YouTube etc.). Alphabet will hold several other companies that used to sit inside Google which represent longer term initiatives not directly related to Internet Services such as Nest, Calico Healthcare and Google Fiber. We believe this is a positive move as it may entail further disclosures of both the highly profitable Google Internet Services business and the company's other venture investments.

Precision Castparts is a manufacturer of complex metal components and products that provides investment castings, forgings and fasteners/fastener systems for critical aerospace and power applications. On August 10th, Berkshire Hathaway announced an agreement to purchase Precision Castparts (PCP) for $235/share, or roughly $37.2 billion including debt (Berkshire's largest ever acquisition). While the transaction provides a boost to the Fund's near-term performance, Berkshire is buying Precision at a modest discount to our base estimate of intrinsic value. Losing a long-term compounder early on in our investment horizon is disappointing, but the silver lining in this transaction is that we will continue to own PCP indirectly through our position in Berkshire.

Martin Marietta Materials − Please refer to the Year-to-Date synopsis for quarterly contributor details.

New Holdings

Praxair and Liberty Global plc LiLAC

Calendar Year-to-Date Detractors

Avon Products is a manufacturer and marketer of beauty and related products.  As management guides the company through an operational turnaround in North America and tries to build a more enduring foundation in all of its markets, Avon continues to suffer from the difficulties imposed by an emerging market slowdown. While Avon has demonstrated some progress in its long turnaround, worries over macroeconomic conditions, the continued strength of the dollar and the weakness of the Brazilian Real have made forecasting difficult. Management has been forced to respond to immediate issues at the expense of longer-term challenges involving representative engagement and the company's supply chain. We believe management is up to the difficult task of balancing out the company's short-and long-term investments. Avon has an extensive operating history in Latin America and has managed through several currency crises in these countries. While global challenges remain, the turmoil in Latin America may actually help the company in its recovery as women seek to supplement depressed incomes by selling Avon's products. We have continued to add to the position over the calendar year on price weakness.

Iconix Brand Group is a brand management company and owner of a diversified portfolio of global consumer brands across women's and men's fashion, entertainment and home segments. Iconix has endured a complete change of senior management with the CFO, COO and CEO all leaving in the first half of the fiscal year. In addition, the company has had to adjust earnings expectations down, as continued disappointment in the men's division and a shift in timing of revenue from the anticipated November launch of The Peanuts feature film made meeting original guidance difficult. We have revisited our key assumptions behind our Iconix investment and are comfortable that the underlying asset-lite, high margin, licensing business model remains intact. While investors have become nervous about the company's high leverage, Iconix has minimum revenue guarantees from many of its licensees which provides a reliable stream of free cash flow. Our continued due diligence including conversations with interim CEO Peter Cuneo, who has extensive consumer product licensing experience, provides comfort that Iconix is headed in the right direction. We added to our position over the calendar year on price weakness.

Berkshire Hathaway is a conglomerate holding company owning subsidiaries engaged in a number of business activities. A tepid insurance outlook caused by a general lack of pricing, combined with a dour near-term outlook for Berkshire's railroad and industrial businesses has caused Berkshire's stock price to retreat over the calendar year. With respect to insurance, Berkshire in our view, is behaving properly and building value as it holds capital in anticipation of better future pricing. While the industrial businesses of Berkshire are seeing temporary headwinds we believe they continue to grow and build the per share value of the company. The company's third quarter purchase of Precision Castparts (a business we own) was at a fair price and represents yet another long-term compounder in the Berkshire portfolio. We have been adding to our position over the calendar year on price weakness.

Quarterly Detractors

Avon Products − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Iconix Brand Group − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Liberty Global is the largest international cable company with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. In the second quarter, investors cheered as Liberty Global and Vodafone entered into formal talks over potential business combinations within their European operations. Although no formal details were released, Wall Street analysts began speculating on the potential for very large cost savings, and shares of both companies appreciated nicely. By the end of the third quarter, however, talks between the two broke down without any deals announced. Such a transaction had not been part of our investment thesis. We remain attracted to the organic growth story for Liberty Global as their leading position in broadband should continue to help them win market share across Europe, along with their shareholder-friendly capital allocation philosophy.

Eliminated Holdings

Martin Marietta Materials

Please visit the Fund's Commentary section on our website for details on New and Eliminated Holdings.
14 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(6/1/1983)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WPOIX - Investor Class	12.73%	11.62%	7.42%	11.12%	9.77%	(4.40)%	(7.31)%	(7.76)%
WPOPX - Institutional Class	12.77	11.68	7.56	11.39	10.08	(4.05)	(7.05)	(7.66)
S&P 500	10.62	8.14	6.80	13.34	12.40	(0.61)	(5.29)	(6.44)
Russell 3000	10.41	8.22	6.92	13.28	12.53	(0.49)	(5.45)	(7.25)
Russell 3000 Value	10.90	8.59	5.68	12.11	11.40	(4.22)	(9.05)	(8.59)
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Partners III Opportunity Fund - Institutional Class for the period since inception (6/1/83) through September 30, 2015, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc. - Class B	9.2
Liberty Global plc - Series C	7.0
Liberty Media Corp. - Series C	6.6
TransDigm Group, Inc.	4.3
Liberty Broadband Corp. - Series C	4.1
Wesco Aircraft Holdings, Inc.	3.6
Liberty Ventures - Series A	3.2
Valeant Pharmaceuticals International, Inc.	3.0
Google, Inc. - Class C	2.8
Redwood Trust, Inc.	2.7
46.5

Industry Breakdown
% of Net Assets
Consumer Discretionary	40.3
Financials	15.2
Industrials	13.0
Information Technology	9.8
Health Care	9.1
Energy	5.1
Consumer Staples	1.1
Materials	0.6
Securities Sold Short	(28.8)
Short Proceeds/Other	34.6
100.0

Top Performers		Average
	Return	Weight	Contribution
SPDR S&P 500 ETF Trust (short)	(6.4)%	(14.7)%	0.95%
IShares Russell 2000 Fund (short)	(11.9)	(4.9)	0.47
Martin Marietta Materials, Inc.	7.6	1.6	0.42
IShares Russell Midcap Fund (short)	(8.0)	(4.3)	0.34
Google Inc. - Class C	16.9	2.6	0.31

Bottom Performers		Average
	Return	Weight	Contribution
Iconix Brand Group, Inc.	(45.9)%	2.0%	(1.17)%
Avon Products, Inc.	(47.6)	1.7	(1.01)
Liberty Global plc - Series C	(13.0)	7.3	(0.99)
Wesco Aircraft Holdings, Inc.	(19.5)	3.5	(0.72)
Valeant Pharmaceuticals International, Inc.	(19.7)	4.5	(0.67)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 2.06% and 1.69% of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
15 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

RESEARCH FUND
Investment Style: Multi-Cap Value
Co-Portfolio Managers: Jon Baker, CFA; Barton Hooper, CFA; Dave Perkins, CFA; & Drew Weitz
Calendar Year-to-Date Contributors

Post Holdings is a consumer packaged goods holding company whose products are sold through a range of channels, such as grocery, drug stores, foodservice and the Internet. The company has been transforming itself from a branded cereal manufacturer into a food holding company with a more growth-oriented portfolio in protein, private label and value cereals. Post's stock has appreciated due to an improved outlook for Post's overall businesses and prospects for the recently acquired Malt-O-Meal brands. Prior investor concerns about the impact of Avian Influenza on Post's Michael Foods unit have become muted as it appeared the outbreak would likely be one-time in nature and the financial impact less than feared. In addition, Post benefited from a capital raise of equity and debt which delivered the business, putting the company in a better position to take advantage of future value-enhancing M&A.
Valeant Pharmaceuticals International is a multinational, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic, branded generic and over-the-counter (OTC) products in over 100 countries. Despite a significant pullback in Valeant's stock during September, its shares remain among our top contributors through the first nine months of calendar year 2015. We took advantage of this strength over the course of the spring and summer to pare back Valeant's position size at levels that approached and briefly reached our base case estimate of intrinsic value. While drug price regulation has dominated headlines over the past several weeks, the likelihood of "price controls" becoming a legislative reality appears low at present. The multi-year outlook for Valeant's core business remains attractive.
Catamaran is a provider of pharmacy benefit management services and healthcare IT solutions to the healthcare benefit management industry. UnitedHealth Group completed its acquisition of Catamaran during the third quarter. The Fund received $61.50 per share in cash in exchange for our remaining shares, which was slightly above our base case estimate of intrinsic value of approximately $60 at the time the deal was announced. While it is gratifying to have a well-regarded industry participant confirm our notion of Catamaran's quality and undervaluation, it is also somewhat bittersweet parting with a potential compounder in an industry that we believe has an attractive future.
Quarterly Contributors

Motorola Solutions is a global leader in public safety communication infrastructure products and services as well as commercial radio systems. Motorola Solutions' stock price increased as investors gained comfort that the Silver Lake investment would be beneficial to Motorola's long-term strategy. Although the stock price has been appreciating, we still believe that Motorola remains a misunderstood business. Investors are focused on the prospect that Motorola's core Public Safety radio business will be disrupted by Public Safety LTE technology. We, on the other hand, are confident that Public Safety LTE will be additive to MSI's sales and earnings. In addition, we believe Motorola Solutions will continue to repurchase shares as long as the stock price remains at attractive levels.
Post Holdings - Please refer to Year-to-Date synopsis for quarterly contributor details.
Google is a multinational technology company generally specializing in Internet related services and products. Google's stock price increased as reported earnings exceeded expectations due to better expense controls and accelerated revenue growth in Google's core search businesses, where mobile search and YouTube showed particular strength. Furthermore, CFO Ruth Porat provided some hope of returning some of Google's excess cash to shareholders. While we remain unconvinced that controlling shareholders Brin and Paige will return cash to shareholders as Porat's comments suggest, we would welcome it as it would provide additional upside to our base case valuation. In addition, the stock price was also helped by the announcement of the creation of a holding company called Alphabet, implemented on Oct. 2, which will consist of several subsidiaries the largest of which will be the Google Internet Services (search, apps, android, YouTube etc.). Alphabet will hold several other companies that used to sit inside Google which represent longer term initiatives not directly related to Internet Services such as Nest, Calico Healthcare and Google Fiber. We believe this is a positive move as it may entail further disclosures of both the highly profitable Google Internet Services business and the company's other venture investments.

New Holdings

Pioneer Natural Resources, Allergan and Richemont

Calendar Year-to-Date Detractors

Avon Products is a manufacturer and marketer of beauty and related products. As management guides the company through an operational turnaround in North America and tries to build a more enduring foundation in all of its markets, Avon continues to suffer from the difficulties imposed by an emerging market slowdown. While Avon has demonstrated some progress in its long turnaround, worries over macroeconomic conditions, the continued strength of the dollar and the weakness of the Brazilian Real have made forecasting difficult. Management has been forced to respond to immediate issues at the expense of longer-term challenges involving representative engagement and the company's supply chain. We believe management is up to the difficult task of balancing out the company's short-and long-term investments. Avon has an extensive operating history in Latin America and has managed through several currency crises in these countries. While global challenges remain, the turmoil in Latin America may actually help the company in its recovery as women seek to supplement depressed incomes by selling Avon's products. We have continued to add to the position over the calendar year on price weakness.

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. The likelihood of continued supply-driven commodity price pressures has weighed on Range's shares throughout much of 2015. While the company continues to execute well on those variables under its control, Range finds itself among a growing crowd of ultra-efficient Northeast natural gas and NGL producers that have fallen victim to their collective production success. Weak natural gas and NGL prices have dampened near-term profits and cash flows, slowing Range's ability to grow. The company's balance sheet has more recently become the subject of increased investor focus, though long-dated debt maturities and the potential for meaningful asset sales should give Range room to navigate the downturn without the need to issue additional equity. We continue to believe Range offers an attractive risk-reward at present prices.

Fossil Group is the fourth largest producer of watches and the largest licenser of watches and jewelry globally. Fossil's stock has been weighed down due to their largest licensed brand, Michael Kors, reporting a material deceleration in their North American business, along with concerns surrounding watch category growth globally. Growth concerns in the U.S. are being driven by sluggish foot traffic in malls and department stores and broad based de-stocking by Fossil's license partners as they remain cautious ahead of new smartwatch entrants and an uncertain consumer environment. Fossil has added additional licensed brands to their portfolio, including Kate Spade, Tory Burch and Ralph Lauren's Chaps, which will provide diversification and less exposure to individual brands going forward. We view the headwinds facing the traditional watch industry as cyclical and have taken advantage of investors' fear of secular decline by adding to our position.

Quarterly Detractors

MRC Global is a distributor of pipes, valves, fittings and related products to the upstream, midstream and downstream energy industries. A glut of global oil supply, growing demand uncertainty and a more discerning credit market have resulted in continued declines in oil field activity levels and fears of delays in larger pipeline and petrochemical projects. In August, MRC management sounded a more cautious tone about the possibility of a pickup in demand during 2016. Despite a challenging near-term outlook, we believe MRC's competitive position in the industry continues to improve and that its earnings and cash flows will be significantly higher when activity levels return to more normal levels.

Range Resources − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Fossil Group − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Eliminated Holdings

Equity Commonwealth, Swatch Group AG and Catamaran

Please visit the Fund's Commentary section on our website for details on New and Eliminated Holdings.
16 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(4/1/2005)	10-year	5-year	3-year	1-year	YTD	Quarter
WRESX	6.93%	7.28%	10.10%	9.28%	(3.58)%	(10.65)%	(12.50)%
S&P 500	6.96	6.80	13.34	12.40	(0.61)	(5.29)	(6.44)
Russell 3000	7.20	6.92	13.28	12.53	(0.49)	(5.45)	(7.25)
Russell 3000 Value	5.97	5.68	12.11	11.40	(4.22)	(9.05)	(8.59)
Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period since inception (4/1/05) through September 30, 2015, as compared with the growth of the Standard & Poor's 500, Russell 3000 and Russell 3000 Value Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Global plc - Series C	6.1
Fossil Group, Inc.	5.6
Range Resources Corp.	4.5
Allergan plc	4.4
Motorola Solutions, Inc.	4.1
Angie's List, Inc.	4.1
Liberty Media Corp. - Series C	4.0
Valeant Pharmaceuticals International, Inc.	3.7
National CineMedia, Inc.	3.6
Express Scripts Holding Co.	3.2
43.3

Industry Breakdown
% of Net Assets
Consumer Discretionary	38.3
Information Technology	15.5
Health Care	11.3
Industrials	6.8
Energy	6.6
Financials	4.9
Consumer Staples	2.4
Materials	1.7
Cash Equivalents/Other	12.5
100.0

Top Performers		Average
	Return	Weight	Contribution
Motorola Solutions, Inc.	19.9%	3.5%	0.58%
Post Holdings, Inc.	9.6	1.9	0.15
Google, Inc. - Class C	16.9	1.1	0.12
Google, Inc. - Class A	18.2	0.7	0.11
Equity Commonwealth	6.1	0.9	0.09

Bottom Performers		Average
	Return	Weight	Contribution
Range Resources Corp.	(34.9)%	7.1%	(2.54)%
Fossil Group, Inc.	(19.4)	5.2	(1.07)
MRC Global Inc.	(27.8)	3.4	(1.04)
Liberty Global plc - Series C	(13.0)	6.4	(0.90)
Iconix Brand Group, Inc.	(45.9)	2.1	(0.84)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security.

Returns assume reinvestment of dividends and redemption at the end of each period, and, starting January 1, 2011, reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.60% (gross) of the Fund's net assets. For periods of time prior to January 1, 2011, the performance numbers reflect the deduction of annual pro forma operating expenses of 1.50%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
17 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

HICKORY FUND
Investment Style: Small-to Mid-Cap Value
Co-Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Calendar Year-to-Date Contributors

Post Holdings is a consumer packaged goods holding company whose products are sold through a range of channels, such as grocery, drug stores, foodservice and the Internet. The company has been transforming itself from a branded cereal manufacturer into a food holding company with a more growth-oriented portfolio in protein, private label and value cereals. Post's stock has appreciated due to an improved outlook for Post's overall businesses and prospects for the recently acquired Malt-O-Meal brands. Prior investor concerns about the impact of Avian Influenza on Post's Michael Foods unit have become muted as it appeared the outbreak would likely be one-time in nature and the financial impact less than feared. In addition, Post benefited from a capital raise of equity and debt which delivered the business, putting the company in a better position to take advantage of future value-enhancing M&A. We eliminated the position in the third quarter when the stock traded above our business value estimate.
Prestige Brands Holdings is engaged in the marketing, sales and distribution of brand name, over-the-counter healthcare and household cleaning products to mass merchandisers and drug stores in North America, Australia and other international markets. Prestige's stock has appreciated due to an improved outlook for their consumer health products and the Company's recent acquisition of the Monistat brand which appears on track to deliver additional future growth. We eliminated the position in the third quarter when the stock price reached our business value estimate.
Martin Marietta Materials is a producer of sand, gravel, aggregates, and cement for the construction industry. During the year Martin's aggregates volumes, pricing and incremental margins exceeded investor expectations as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved as state Department of Transportation budgets expanded. Martin also increased its synergy target for the Texas Industries acquisition for the third time from the original $70 million to $120 million and sold their California Oro Grande cement operation for $420 million. The proceeds will be used toward their 20 million share repurchase program. A culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value and we exited our position in the third quarter.
Quarterly Contributors

Post Holdings – Please refer to Year-to-Date synopsis for quarterly contributor details.
Martin Marietta Materials – Please refer to the Year-to-Date synopsis for quarterly contributor details.
Murphy USA is a retail marketing company of motor fuel products and convenience merchandise through a chain of retail stations. Shares of Murphy USA benefited from improving investor sentiment during the third quarter, given its already low valuation, as well as further declines in gas prices. Falling prices at the pump have traditionally led to more favorable margins for Murphy. Furthermore, Murphy continues to make good progress on returning excess capital to shareholders.
New Holdings

Liberty Global plc LiLAC and Murphy USA
Calendar Year-to-Date Detractors

Avon Products is a manufacturer and marketer of beauty and related products. As management guides the company through an operational turnaround in North America and tries to build a more enduring foundation in all of its markets, Avon continues to suffer from the difficulties imposed by an emerging market slowdown. While Avon has demonstrated some progress in its long turnaround, worries over macroeconomic conditions, the continued strength of the dollar and the weakness of the Brazilian Real have made forecasting difficult. Management has been forced to respond to immediate issues at the expense of longer-term challenges involving representative engagement and the company's supply chain. We believe management is up to the difficult task of balancing out the company's short-and long-term investments. Avon has an extensive operating history in Latin America and has managed through several currency crises in these countries. While global challenges remain, the turmoil in Latin America may actually help the company in its recovery as women seek to supplement depressed incomes by selling Avon's products. We have continued to add to the position over the calendar year on price weakness.

Iconix Brand Group is a brand management company and owner of a diversified portfolio of global consumer brands across women's and men's fashion, entertainment and home segments. Iconix has endured a complete change of senior management with the CFO, COO and CEO all leaving in the first half of the fiscal year. In addition, the company has had to adjust earnings expectations down, as continued disappointment in the men's division and a shift in timing of revenue from the anticipated November launch of The Peanuts feature film made meeting original guidance difficult. We have revisited our key assumptions behind our Iconix investment and are comfortable that the underlying asset-lite, high margin, licensing business model remains intact. While investors have become nervous about the company's high leverage, Iconix has minimum revenue guarantees from many of its licensees which provides a reliable stream of free cash flow. Our continued due diligence including conversations with interim CEO Peter Cuneo, who has extensive consumer product licensing experience, provides comfort that Iconix is headed in the right direction. We added to our position over the calendar year on price weakness.

Fossil Group is the fourth largest producer of watches and the largest licenser of watches and jewelry globally. Fossil's stock has been weighed down due to their largest licensed brand, Michael Kors, reporting a material deceleration in their North American business, along with concerns surrounding watch category growth globally. Growth concerns in the U.S. are being driven by sluggish foot traffic in malls and department stores and broad based de-stocking by Fossil's license partners as they remain cautious ahead of new smartwatch entrants and an uncertain consumer environment. Fossil has added additional licensed brands to their portfolio, including Kate Spade, Tory Burch and Ralph Lauren's Chaps, which will provide diversification and less exposure to individual brands going forward. We view the headwinds facing the traditional watch industry as cyclical and have taken advantage of investors' fear of secular decline by adding to our position.

Quarterly Detractors

Avon Products − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Iconix Brand Group − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. The likelihood of continued supplydriven commodity price pressures weighed on Range's shares during the quarter.  While the company continues to execute well on those variables under its control, Range finds itself among a growing crowd of ultra-efficient Northeast natural gas and NGL producers that have fallen victim to their collective production success. Weak natural gas and NGL prices have dampened near-term profits and cash flows, slowing Range's ability to grow. The company's balance sheet has come into focus, though long-dated debt maturities and the potential for some meaningful asset sales should give Range room to navigate the downturn without the need to issue equity. We continue to believe Range offers an attractive risk-reward at present prices.

Eliminated Holdings

World Fuel Services, Catamaran, Prestige Brands, Post Holdings and Martin Marietta Materials

Please visit the Fund's Commentary section on our website for details on New and Eliminated Holdings.
18 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
				Since
				Investment
	Since			Style
	Inception			Inception
	(4/1/1993)	20-year	10-year	(6/30/08)	5-year	3-year	1-year	YTD	Quarter
WEHIX	9.75%	9.22%	5.67%	9.39%	9.90%	6.92%	(3.35)%	(9.75)%	(10.18)%
Russell 2500	10.07	9.50	7.40	8.88	12.69	12.39	0.38	(5.98)	(10.30)
Russell 2500 Value	10.47	10.19	6.31	8.35	11.49	11.00	(2.44)	(8.04)	(9.58)
S&P 500	8.76	8.14	6.80	8.08	13.34	12.40	(0.61)	(5.29)	(6.44)
Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period since inception (4/1/93) through September 30, 2015, as compared with the growth of the Russell 2500, Russell 2500 Value and Standard & Poor's 500 Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.
Capitalization

Top 10 Stock Holdings
% of Net Assets
Liberty Global plc - Series C	4.3
Brown & Brown, Inc.	4.2
Liberty Interactive Corp. QVC Group - Series A	4.2
National CineMedia, Inc.	3.9
Redwood Trust, Inc.	3.5
Allison Transmission Holdings, Inc.	3.5
Fossil Group, Inc.	3.5
Interval Leisure Group, Inc.	3.4
Laboratory Corp. of America Holdings	3.3
The ADT Corp.	3.3
37.1

Industry Breakdown
% of Net Assets
Consumer Discretionary	35.1
Industrials	12.7
Financials	12.6
Information Technology	8.1
Health Care	5.5
Energy	4.0
Telecommunication Services	1.5
Consumer Staples	1.0
Cash Equivalents/Other	19.5
100.0

Top Performers
		Average
	Return	Weight	Contribution
Martin Marietta Materials, Inc.	7.6%	2.0%	0.56%
Post Holdings, Inc.	9.6	1.4	0.37
Murphy USA Inc.	(1.6)	0.9	0.19
Equity Commonwealth	6.1	1.8	0.11
Liberty Ventures - Series A	2.8	2.1	0.04

Bottom Performers
		Average
	Return	Weight	Contribution
Iconix Brand Group, Inc.	(45.9)%	2.5%	(1.38)%
Avon Products, Inc.	(47.6)	1.7	(0.92)
Range Resources Corp.	(34.9)	1.9	(0.76)
World Fuel Services Corp.	(25.2)	2.3	(0.70)
Fossil Group, Inc.	(19.4)	3.0	(0.62)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.23% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
19 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

BALANCED FUND
Investment Style: Moderate Allocation
Portfolio Manager: Brad Hinton, CFA
Calendar Year-to-Date Contributors

Valeant Pharmaceuticals International is a multinational, specialty pharmaceutical and medical device company that develops, manufactures and markets a broad range of brand name, generic, branded generic and over-the-counter (OTC) products in over 100 countries. In the first quarter we sold Valeant as the stock price approached our value estimate after the company agreed to acquire Salix Pharmaceuticals. While the deal made financial and strategic sense, we were less comfortable with the company's pro forma leverage profile for Balanced Fund owners.
Catamaran is a provider of pharmacy benefit management services and healthcare IT solutions to the healthcare benefit management industry. UnitedHealth Group completed its acquisition of Catamaran during the third quarter. The Fund received $61.50 per share in cash in exchange for our remaining shares, which was slightly above our base case estimate of intrinsic value of approximately $60 at the time the deal was announced. While it is gratifying to have a well-regarded industry participant confirm our notion of Catamaran's quality and undervaluation, it is also somewhat bittersweet parting with a potential compounder in an industry that we believe has an attractive future.
Martin Marietta Materials is a producer of sand, gravel, aggregates, and cement for the construction industry. During the year Martin's aggregates volumes, pricing and incremental margins exceeded investor expectations as non-residential and public construction showed broad-based strength. The outlook for public volumes over the next several years improved as state Department of Transportation budgets expanded. Martin also increased its synergy target for the Texas Industries acquisition for the third time from the original $70 million to $120 million and sold their California Oro Grande cement operation for $420 million. The proceeds will be used toward their 20 million share repurchase program. A culmination of these positive events pushed Martin Marietta's stock price above our estimate of intrinsic value and we exited our position in the third quarter.
Quarterly Contributors

Google is a multinational technology company generally specializing in Internet related services and products. Google's stock price increased as reported earnings exceeded expectations due to better expense controls and accelerated revenue growth in Google's core search businesses, where mobile search and YouTube showed particular strength. Furthermore, CFO Ruth Porat provided some hope of returning some of Google's excess cash to shareholders. While we remain unconvinced that controlling shareholders Brin and Paige will return cash to shareholders as Porat's comments suggest, we would welcome it as it would provide additional upside to our base case valuation. In addition, the stock price was also helped by the announcement of the creation of a holding company called Alphabet, implemented on Oct. 2, which will consist of several subsidiaries the largest of which will be the Google Internet Services (search, apps, android, YouTube etc.). Alphabet will hold several other companies that used to sit inside Google which represent longer term initiatives not directly related to Internet Services such as Nest, Calico Healthcare and Google Fiber. We believe this is a positive move as it may entail further disclosures of both the highly profitable Google Internet Services business and the company's other venture investments.
Precision Castparts is a manufacturer of complex metal components and products that provides investment castings, forgings and fasteners/fastener systems for critical aerospace and power applications. On August 10th, Berkshire Hathaway announced an agreement to purchase Precision Castparts (PCP) for $235/share, or roughly $37.2 billion including debt (Berkshire's largest ever acquisition). While the transaction provides a boost to the Fund's near-term performance, Berkshire is buying Precision at a modest discount to our base estimate of intrinsic value. Losing a long-term compounder early on in our investment horizon is disappointing, but the silver lining in this transaction is that we will continue to own PCP indirectly through our position in Berkshire.
Martin Marietta Materials − Please refer to the Year-to-Date synopsis for quarterly contributor details.
New Equity Holdings

Praxair, EOG Resources and MasterCard
Calendar Year-to-Date Detractors

Range Resources is an independent producer of natural gas and natural gas liquids (NGLs) based in Fort Worth, Texas. The likelihood of continued supply-driven commodity price pressures has weighed on Range's shares throughout much of 2015. While the company continues to execute well on those variables under its control, Range finds itself among a growing crowd of ultra-efficient Northeast natural gas and NGL producers that have fallen victim to their collective production success. Weak natural gas and NGL prices have dampened near-term profits and cash flows, slowing Range's ability to grow. The company's balance sheet has more recently become the subject of increased investor focus, though long-dated debt maturities and the potential for meaningful asset sales should give Range room to navigate the downturn without the need to issue additional equity. We continue to believe Range offers an attractive risk-reward at present prices.

Redwood Trust invests in mortgage-related and other real estate-related assets and is engaged in residential and commercial mortgage banking activities. A volatile interest rate environment and increased competition in each of Redwood Trust's business segments (residential and commercial mortgage banking) has resulted in lower than expected volumes and profitability through the first three quarters of 2015. Despite difficult market conditions, the company has remained profitable in each of its business segments. Additionally, Redwood continues to enhance its competitive advantage across its platforms and remains well positioned to take advantage of potential government-sponsored enterprise reform, the eventual revitalization of private-label residential securitization and new commercial investment opportunities. In hindsight, the market may have been assigning an overly aggressive timeline to Redwood's earnings progression. We believe, however, that the market valuation of less than book value now overly discounts Redwood's future earnings capabilities. While we wait for that value to be realized, a dividend yield of nearly 8% should enhance future total return.

Discovery Communications is a leading provider of Pay-TV programming with an emphasis on lower cost, fully owned, non-fiction content that appeals to passionate global audiences. The company's shares have declined due to earnings headwinds from moderating international growth, negative currency impacts on reported results and the well-chronicled challenges for domestic television advertising. More importantly, multiples for media content companies have compressed significantly due to longer-term concerns about the health of the ad-supported, Pay-TV ecosystem. Discovery has several unique advantages, starting with its robust and growing content library and its unmatched international footprint. Strong capital allocation also has been a Discovery hallmark and will be increasingly important over the next several years. The company recently laid out a three-year roadmap that we think is realistic and reflects the challenges ahead. From today's price the stock has above average return potential, as the company executes on its achievable stated plans.

Quarterly Detractors

Liberty Global is the largest international cable company with operations in 14 countries providing video, broadband Internet, fixed-line telephone and mobile services to its customers. In the second quarter, investors cheered as Liberty Global and Vodafone entered into formal talks over potential business combinations within their European operations. Although no formal details were released, Wall Street analysts began speculating on the potential for very large cost savings, and shares of both companies appreciated nicely. By the end of the third quarter, however, talks between the two broke down without any deals announced. Such a transaction had not been part of our investment thesis. We remain attracted to the organic growth story for Liberty Global as their leading position in broadband should continue to help them win market share across Europe, along with their shareholder-friendly capital allocation philosophy.

Range Resources − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Discovery Communications − Please refer to the Year-to-Date synopsis for quarterly detractor details.

Eliminated Equity Holdings

Martin Marietta Materials and Catamaran

Please visit the Fund's Commentary section on our website for details on New and Eliminated Holdings.

20 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since
	Inception
	(10/1/2003)	10-year	5-year	3-year	1-year	YTD	Quarter
WBALX	5.14%	4.70%	7.02%	5.41%	(1.48)%	(3.68)%	(3.66)%
Blended	6.46	6.03	9.02	8.02	0.84	(2.38)	(3.49)
S&P 500	7.81	6.80	13.34	12.40	(0.61)	(5.29)	(6.44)
Barclays
Intermediate
Credit	3.82	4.17	2.42	1.45	2.68	1.77	0.95
Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period since inception (10/1/03) through September 30, 2015, as compared with the growth of the Blended, Standard & Poor's 500 and Barclays Intermediate U.S. Government/Credit Indices during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Portfolio Make Up
Capitalization (Common Stocks)

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc. - Class B	3.1
Precision Castparts Corp.	2.6
Liberty Global plc - Series C	2.3
Twenty-First Century Fox, Inc. - Class A	2.3
Liberty Interactive Corp. QVC Group - Series A	2.2
Discovery Communications, Inc. - Class A	2.2
Brown & Brown, Inc.	2.2
Google, Inc. - Class C	2.2
Laboratory Corp. of America Holdings	2.0
Monsanto Co.	2.0
23.1

Industry Breakdown
% of Net Assets
Consumer Discretionary	11.9
Financials	11.3
Information Technology	11.0
Energy	4.7
Industrials	4.0
Health Care	3.5
Consumer Staples	3.1
Materials	3.1
Total Common Stocks	52.6
Cash Equivalents/Other	12.4
U.S. Treasury Notes	22.1
Corporate Bonds	8.1
Mortgage-Backed Securities	3.5
Asset- & Commercial Mortgage-Backed Securities	1.3
Total Bonds & Cash Equivalents	47.4
100.0

Top Performers
		Average
	Return	Weight	Contribution
Precision Castparts Corp.	14.9%	2.3%	0.30%
Google, Inc. - Class C	16.9	2.1	0.27
Martin Marietta Materials, Inc.	7.6	1.0	0.25
Motorola Solutions, Inc.	19.9	1.4	0.25
Equity Commonwealth	6.1	1.1	0.06

Bottom Performers
		Average
	Return	Weight	Contribution
Range Resources Corp.	(34.9)%	2.0%	(0.78)%
Discovery Communications, Inc. - Class C	(21.9)	1.4	(0.43)
Liberty Global plc - Series C	(13.0)	2.5	(0.34)
Twenty-First Century Fox, Inc. - Class B	(15.5)	1.4	(0.32)
Monsanto Co.	(19.9)	1.5	(0.28)

Contributions to Fund performance are based on actual daily holdings. Securities may have been bought or sold during the quarter. Source: FactSet Portfolio Analytics
Return shown is the actual quarterly return of the security.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 1.09% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
21 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND
Investment Style: Intermediate Income
Co-Portfolio Managers: Tom Carney, CFA & Nolan Anderson
The Core Plus Income Fund's Institutional Class returned +0.4% for the third calendar quarter, compared to +1.2% for the Barclays U.S. Aggregate Bond Index (Barclays U.S. Agg), our Fund's primary benchmark. For the calendar year-to-date, the Core Plus Income Fund's Institutional Class returned +1.8%, compared to a +1.1% return for the Barclays U.S. Agg. Our relative underperformance during the quarter was driven by our Fund's shorter average life (i.e. duration) than the Barclays U.S. Agg and weakness in select equity and credit investments. The effect over time of our portfolio construction (typically shorter average life) may lead to a penalty when interest rates fall, but a boost to relative performance when rates rise. Our Fund's credit positioning (higher current weighting) may enhance returns when spreads are steady or contract, but create a headwind to relative performance when spreads widen.
Overview

U.S. Treasury bond yields declined (prices increased) in the third quarter as global growth weakness, particularly in China, caused U.S. investors to question domestic economic strength and to recalibrate / push back the timing of any change in monetary policy by the Federal Reserve. The 5- and 10-year Treasury bond yields declined approximately 30 basis points (a basis point represents one one-hundredth of a percentage point), ending the quarter at 1.35% and 2.04%, respectively. In contrast, the 2-year Treasury yield, a proxy for Fed interest rate policy, was unchanged during the quarter at approximately 0.65%.
Corporate bonds and other credit-sensitive securities meaningfully lagged Treasuries, as spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) widened, particularly for high-yield bonds. A broad measure of investment-grade corporate bond spreads compiled by Bank of America Merrill Lynch rose to 178 basis points as of September 30, up 30 basis points in the quarter and approximately 60 bps from the prior year period.

High-yield bonds experienced a more dramatic re-pricing in the quarter as they tend to be the most sensitive to changes in investors' future growth expectations and in equity/stock market values (e.g. the S&P 500 was down 6.4% in the quarter). Within the high-yield sector, energy bonds suffered the most as spreads widened more than 300 basis points (3 full percentage points) in the quarter and over 600 basis points in the past year. Put in a slightly different way, high-yield energy bonds' collective third quarter performance was the second worst quarter in 20 years – second only to the fourth quarter of 2008. They were down 5% in September alone and have declined approximately 12% year-to-date. Declining commodity prices have been a headwind for the high-yield energy sector all year amid concerns about the overall health of the global economy and its attendant effects on commodity supply and demand dynamics.

The result was mixed returns for bond investors in the quarter. Ultra-high-quality bonds, like U.S. Treasuries posted solid gains as yields fell. As mentioned above, corporate bond returns varied widely as income returns were partially or, in some cases, completely offset by rising corporate bond spreads. The Fund lagged the Barclays U.S. Agg, the Fund's primary benchmark in the quarter. As longer-term interest rates declined during the quarter, the Fund was hampered by its lower duration profile (3.8 years vs. 5.6 for the Barclays U.S. Agg) and higher credit exposure, particularly high-yield, than the Barclays U.S. Agg. Overall, portfolio metrics shifted modestly during the quarter as we added to our corporate bond exposure. The average maturity of our Fund increased to 5.4 years from 5.2 years, while the Fund's duration increased to 3.8 years from 3.6 years. A noticeable change to highlight is the Fund's Institutional Class 30-day SEC yield, a proxy for the Fund's coupon or cash flow generation. At September 30, the 30-day SEC yield was 2.61%, an increase of approximately 50 basis points from June 30. Part of that increase is due to bond price declines in a portion of the Fund's portfolio. However, most of the increase resulted from pockets of opportunity we found to invest favorably relative to low U.S. Treasury rates.

As of September 30, our high yield exposure was 22%, up from approximately 20% at June 30 (our maximum threshold is 25%). Our high yield exposure continues to be concentrated in primarily higher-quality, shorter-term (average duration of 3.4 years) bonds that we believe have attractive risk/reward profiles. To highlight our preference for higher-quality credits in the current market environment, over 70% of our non-convertible high yield corporate bond exposure is allocated to BB or split-rated companies (those rated investment grade by one agency and non-investment grade by at least one other) that we believe have strong asset and liquidity positions.

Top Quarterly Contributors

U.S. Treasury Bonds (28.2% of Fund net assets at 9/30/15) – U.S. Treasury bonds received a safe haven bid during a quarter marked by global economic uncertainty (primarily in China and other emerging markets) and increased market volatility that put a further hold on the Fed's widely anticipated tightening campaign. Our Treasury holdings primarily consist of intermediate-term treasury securities with an average maturity of approximately 6 years. We are mindful of the interest rate risk associated with our Treasury holdings in the event of accelerating economic growth and inflation. However, we believe Treasuries may continue to provide ballast to our portfolio in the event of further "risk-off" episodes like we experienced this quarter, as the Fed eventually begins draining liquidity from the system.

Non-Agency Securitized Products (RMBS, CMBS, Auto ABS) (13.1% of Fund net assets at 9/30/15) – Our non-agency securitized product holdings provided steady income and minimal price volatility during the quarter. Key contributors in this segment included commercial mortgage backed securities (CMBS) bonds issued by Redwood Commercial Mortgage Corporation and Rialto Capital Management, non-agency residential mortgage-backed securities (RMBS) bonds issued by Oak Hill Advisors Residential Loan Trust and automobile asset backed securities (auto ABS) bonds issued by Credit Acceptance Auto Loan Trust and Santander Auto Drive Receivables Trust.

Top Quarterly Detractors

Common Stocks (3.7% of Fund net assets at 9/30/15) – Our equity investments were the largest detractor from Fund performance during the quarter. Declines in Columbia Pipeline Group (-36%) and Redwood Trust (-10%) more than offset positive returns from Equity Commonwealth (+6%) and Monmouth Real Estate Investment Trust (+2%). We initiated a 1% equity position in Columbia Pipeline Group during the quarter at approximately $21 per share as the stock declined precipitously following the spin-off from NiSource, a large natural gas utility company, on July 1st. Columbia Pipeline Group owns one of the premier midstream infrastructure footprints in the U.S. that connects low-cost Marcellus/Utica natural gas supply in Appalachia to growing natural gas demand centers, primarily in the Gulf Coast and Southeast. Approximately 95% of Columbia's cash flows are supported by long-term firm ("take-or-pay") transportation agreements backed by primarily investment grade customers, including local distribution companies (LDC's), municipal utilities, producers and power generation companies. Based on its current backlog of committed projects, we believe Columbia's EBITDA (defined as "earnings before interest, taxes, depreciation and amortization") will increase by approximately 20% per year through 2020, resulting in significant per share value growth, which may be used to increase its dividend over the next several years from the current annual rate of $0.50 per share (2.7% yield).

Select Non-Convertible Corporate Debt (13.2% of Fund net assets at 9/30/15) – The Fund's non-convertible corporate bonds, particularly our energy related corporate bond investments, underperformed during quarter and detracted from Fund performance. Key detractors in the investment-grade segment included the bonds issued by Williams Pipeline Partners and Kinder Morgan. Key non-investment grade detractors included energy related bonds issued by Antero Resources, Range Resources, Rose Rock Midstream, DCP Midstream and SemGroup.

As of September 30, the current market value of the Fund's energy related credit investments was approximately 20% of net assets. Approximately 15% of Fund net assets (representing over 75% of our total energy exposure) are invested in midstream infrastructure companies. Within midstream, approximately 7.5% of Fund net assets are invested in investment-grade bonds issued by Energy Transfer Partners, Kinder Morgan and Williams Partners. Energy Transfer Partners, Kinder Morgan and Williams Partners are three of the largest midstream companies in the U.S. with a collective market capitalization of over $100 billion. Collectively, these companies operate three of the largest networks of transportation assets that earn primarily fee-based revenues from a diversified customer base for gathering, processing, transporting and storing primarily natural gas and natural gas liquids produced throughout the U.S with limited direct commodity price exposure. These companies have a long history of preserving investment grade ratings through commodity cycles by maintaining relatively steady leverage. According to CreditSights, a credit research firm, despite a near tripling of debt since 2005 and wide swings in energy prices, pipeline MLP leverage metrics (defined as total debt to EBITDA) have remained in a relatively stable band of 3.5-4.5x. This is a result of the stability of cash flows generated from largely fee-based revenues and consistent equity issuance for acquisitions and organic growth projects (typically funded with 50/50 debt/equity).

22 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Our Energy Transfer Partners, Kinder Morgan and Williams Partners investments consist of higher coupon, 5-7 year callable bonds originally issued by non-investment grade predecessor companies that through acquisition were upgraded to investment grade. Callable bonds generally trade cheap relative to bullet maturities (bonds with a fixed repayment date) due largely to the uncertainty around their redemption date/duration. In addition, our bonds have been exposed to supply and demand imbalances. With the bonds still owned by high yield investors, we believe market weakness in energy related debt has resulted in selling into a weak investment grade demand backdrop. In addition, bonds that are acquired through company acquisition are not included in widely followed credit indices, which can inhibit would-be buyers. We welcome these market inefficiencies and have been able to purchase the same credit risk (bonds are "pari-passu" or equal in seniority and rights of payment) at 100 bps or greater yield relative to bonds of similar maturity.

Investment Activity

Portfolio investment remained active during the quarter. Asset allocation was heavily weighted toward corporate bonds, as significantly wider energy related credit spreads allowed us to initiate new positions in select independent oil & gas exploration (E&P) companies and add to our existing midstream investments. Having started the quarter with no E&P exposure, we took advantage of market turbulence and built an approximately 5% position in four high-yield E&P companies – Antero Resources, Concho Resources, CONSOL Energy and Range Resources. These companies operate in two of the lowest cost U.S. shale basins: the Marcellus/Utica in Appalachia and the Permian Basin in West Texas. Over the last year, these four producers have taken advantage of their significant scale and successfully lowered break-even costs through service cost reductions and drilling efficiencies.

Antero and Range Resources are arguably two of the lowest-cost producers in the Marcellus/Utica basin with large acreage positions located in the core of the play. The bonds have sold off approximately 10% due to concerns of increasing leverage as natural gas prices have declined from over $3.00 to $2.50. Although we expect leverage to rise in 2016 should gas prices remain low, Antero and Range have the ability to lower production to more closely match cash flows, and have approximately 95% and 50% of their estimated 2016 production hedged at above market prices, respectively. In terms of balance sheets, both companies maintain significant liquidity positions and have no bond maturities within the next 5 years.

CONSOL Energy produces coal and natural gas in Appalachia. Weakness in both commodities has resulted in reduced profitability and increased leverage. The company has responded by reducing costs, selling assets and shifting capital spending to further develop their large acreage position in the Marcellus/Utica. CONSOL has over 50% of its estimated 2015 and 2016 natural gas production hedged at over $3.50. Over time and as gas prices recover, the company intends to fully separate the E&P business from the legacy coal assets. To effect this change, the company must: 1) create an E&P capital structure with no greater than 2.75 Debt/EBITDA and 2) take the existing (our) bonds with the E&P business. To this end, a recently announced $2 billion asset sale program could be a positive catalyst as all proceeds are expected to go toward debt repayment. Importantly, we believe the company has ample liquidity and no financial covenant issues that could impede the company's plans.

Concho Resources is one of the highest quality U.S. E&P companies with operations primarily located in the Permian Basin. The management team has a proven track record of growing production while protecting the balance sheet. For example, Concho grew production from 2007-2014 by approximately 35% per year while maintaining an average leverage ratio (as measured by Debt/EBITDA) of less than 2.0x despite significant swings in energy prices. In the midst of the current downturn, Concho has continued to focus on balance sheet strength by issuing equity and hedging production. The company has raised approximately $1.5 billion of equity in 2015, including a raise of approximately $700 million on September 30. We expect Concho to maintain a conservative financial policy going forward, and believe the company could be an upgrade candidate to investment grade should energy prices recover over the intermediate term.

Please see the following page for additional detail regarding the breakdown of our investment holdings by credit quality, sector and maturity distribution. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our goal is to invest in a portfolio of bonds of varying maturities that we believe represent attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

We expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

A Comment on U.S. Corporate Bond Market Liquidity

A fair bit of ink has been spilled lately regarding the topic of corporate bond market liquidity. Commentators have argued that liquidity has deteriorated in recent years as regulatory changes have reduced banks' ability and willingness to make markets. In the corporate bond market, dealer positions, which are considered essential to good liquidity, have indeed declined, even as issuance and outstanding debt have increased. The Wall Street Journal recently conducted a study using average trading volume in the first half of 2015 for bonds held by large mutual funds. Academics from the New York Fed have weighed in. Even the SEC has recently released a slew of proposed rules to address perceived risk in the asset management industry. The amount of attention that has been focused on this topic highlight the growing fears this subject elicits. But are they valid? At Weitz, whether managing bond or equity assets on behalf of shareholders, we believe there's a lot of truth in the old Wall Street proverb – "liquidity is only there when you don't need it". So we have always taken this issue very seriously.

Our 30+ year approach to investing has allowed us the luxury, however, of invariably being liquidity providers rather than demanders – whether that's the 1987 stock market "crash," the bursting of the dot-com bubble in 2000, or during the peak of the credit crisis in 2009. As it specifically relates to fixed-income management, we continue to strengthen "old" ways and seek/find "new" methods to enhance our ability to execute investment decisions/opportunities. "Old" ways relate to the tried-and-true approach of a network of dealer community contacts that act as our "bird dogs" in the field. These trusted contacts have for years been a vital source of quality information and execution. In regards to "new" ways, the market has and will always look for opportunities to fill a void, similar to what has occurred in the equity markets to supplement the declining influence of, say, the floor of the New York stock exchange. In fixed-income, an example that we've taken advantage of is MarketAxess – an electronic, multi-dealer-to-client and client-to-client execution platform that has meaningfully improved our liquidity, price discovery and ultimate execution on behalf of our shareholders.

We certainly do not wish to completely dismiss the liquidity concerns that some have, but we also do not think the sky is falling. Liquidity has and always will be important to us – especially in those instances where we can take advantage of attractive investment opportunities brought about by inevitable market dislocations.
23 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND (CONTINUED)

Returns
	Since
	Inception
	(7/31/2014)	1-year	YTD	Quarter
WCPNX - Investor Class	2.37%	2.98%	1.67%	0.31%
WCPBX - Institutional Class	2.57	3.21	1.81	0.36
Barclays U.S. Aggregate Bond	2.88	2.94	1.13	1.23

Five Largest Corporate Bond Issuers

Issuer	% of Securities
Equity Commonwealth	4.0
DCP Midstream	3.9
Kinder Morgan, Inc.	3.2
Redwood Trust, Inc.	3.1
Markel Corp.	2.9

Financial Attributes

Portfolio Summary
Average Maturity	5.4 years
Average Effective Maturity	4.8 years
Average Duration	3.8 years
Average Effective Duration	4.3 years
Average Coupon	3.9%
30-Day SEC Yield (9/30/15) -
Investor Class	2.40%
30-Day SEC Yield (9/30/15) -
Institutional Class	2.61%

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	4.2
Less than 1 Year	5.9
1 - 3 Years	11.3
3 - 5 Years	25.9
5 - 7 Years	33.7
7 - 10 Years	13.1
10 Years or more	2.2
Common Stocks	3.7
100.0

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	28.2
U.S. Government Agency Mortgage
Related Securities(b)	0.9
Aaa/AAA	0.8
Aa/AA	4.8
A/A	6.9
Baa/BBB	28.3
Ba/BB	11.8
B/B	4.6
Non-Rated	5.8
Common Stocks	3.7
Cash Equivalents	4.2
100.0
Asset Allocation(c)

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's, S&P, Fitch and Kroll. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody's, S&P and Fitch. Securities which are not rated do not necessarily indicate low quality. Fannie Mae's and Freddie Mac's senior long-term debt are currently rated Aaa, AA+ and AAA by Moody's, S&P and Fitch, respectively.
(c) Percent of net assets

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 3.18% (gross) and 2.55% (gross) of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
24 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
SHORT-INTERMEDIATE INCOME FUND
Investment Style: Short-Intermediate Income
Portfolio Manager: Tom Carney, CFA
The Short-Intermediate Income Fund's Institutional Class returned +0.1% in the third calendar quarter, compared to a +1.0% return for the Barclays Intermediate U.S. Government/Credit Index (BIGC), our Fund's primary benchmark. For the calendar year-to-date, the Fund's Institutional Class returned +0.7% compared to +1.8% for the BIGC. The performance table on the page following this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods, and shows returns for three Barclays U.S. Government/Credit Indices (Intermediate, 1-5 year and 1-3 year) and the CPI +1% for comparison purposes.

Overview

U.S. Treasury bond yields declined (prices increased) in the third quarter as global growth weakness, particularly in China, caused U.S. investors to question domestic economic strength and to recalibrate / push back the timing of any change in monetary policy by the Federal Reserve. The 5- and 10-year Treasury bond yields declined approximately 30 basis points (a basis point represents one one-hundredth of a percentage point), ending the quarter at 1.35% and 2.04%, respectively. In contrast, the 2-year Treasury yield, a proxy for Fed interest rate policy, was unchanged during the quarter at approximately 0.65%.

Corporate bonds and other credit-sensitive securities meaningfully lagged Treasuries as spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) widened, particularly for lower quality (high-yield) bonds. A broad measure of investment-grade corporate bond spreads compiled by Bank of America Merrill Lynch rose to 178 basis points as of September 30, up 30 basis points in the quarter.

High-yield bonds experienced a more dramatic re-pricing in the quarter as they tend to be the most sensitive to changes in investors' future growth expectations and in equity/stock market values (e.g. the S&P 500 was down 6.4% in the quarter). Within the high-yield sector, energy bonds suffered the most as spreads widened more than 300 basis points (3 full percentage points) in the quarter and over 600 basis points in the past year. Put in a slightly different way, high-yield energy bonds' collective third quarter performance was the second worst quarter in 20 years – second only to the fourth quarter of 2008. They were down 5% in September alone and have declined approximately 12% year-to-date. Declining commodity prices have been a headwind for the high-yield energy sector all year amid concerns about the overall health of the global economy and its attendant effects on commodity supply and demand dynamics.

The result was mixed returns for bond investors in the quarter. Ultra-high-quality bonds, like U.S. Treasuries posted solid gains as yields fell. As mentioned above, corporate bond returns varied widely as income returns were partially or, in some cases, completely offset by rising corporate bond spreads. The Fund lagged the BIGC, the Fund's primary benchmark in the quarter. As longer term interest rates declined during the quarter, the Fund was hampered by its lower duration profile (2.2 years vs. 4.0 for the BIGC) and higher credit exposure, particularly high-yield, than the BIGC. Overall portfolio metrics as measured by the average maturity and duration changed modestly during the quarter. The average maturity decreased to 2.7 from 2.8 years and average duration increased to 2.2 from 2.1 years. These measures provide a guide to the Fund's interest rate sensitivity. A shorter average maturity and duration reduces the Fund's price sensitivity to changes in interest rates (either up or down). A noticeable change to highlight is the Fund's Institutional Class 30-day SEC yield, a proxy for the Fund's coupon or cash flow generation. At September 30, the 30-day SEC yield was 1.8%, an increase of approximately 20 basis points from June 30. Part of that increase is due to bond price declines in a small portion of the Fund's portfolio. However, most of the increase results from pockets of opportunity we have found to invest favorably relative to low U.S. Treasury rates.

As of September 30, our high yield exposure was approximately 12%, unchanged from June 30 (our maximum threshold is 15%). Our high yield exposure continues to be concentrated in primarily higher-quality, shorter-term bonds that we believe have attractive risk/reward profiles. To highlight our preference for higher quality credits in the current market environment, the vast majority of our non-convertible high yield corporate bond exposure is allocated to BB or split-rated companies (those rated investment grade by one agency and non-investment grade by at least one other) that we believe have strong asset and liquidity positions.

Top Quarterly Contributors

Government Mortgage-Backed Securities (MBS) (19.5% of Fund net assets at 9/30/15) − Government MBS performed strongly in the past quarter as mortgage issuance declined slightly while government purchase activity remained strong through the Fed's reinvestment of principal payments back into the MBS marketplace. The result was tighter spreads and higher prices for MBS securities. The Fund's MBS investments created from pools of high-quality, 15-year mortgages were key contributors to results. Our government mortgage investments, historically a key part of Fund assets, are selected based on specific characteristics we believe mitigate the risks of prepayment, either too quickly or too slowly. In exchange for the imbedded prepayment risks inherent in MBS, we believe we've been adequately compensated by higher coupon income (and therefore overall return) than we could otherwise receive in comparable quality corporate bonds.

U.S. Treasury bonds (22.1% of Fund net assets at 9/30/15) – U.S. Treasury bonds received a safe haven bid during a quarter marked by global economic uncertainty (primarily in China and other emerging markets) and increased market volatility that put a further hold on the Fed's widely anticipated tightening campaign. Our Treasury holdings primarily consist of shorter-term treasury securities with an average maturity of slightly over 2 years.

Non-Convertible Corporate Debt (36.3% of Fund net assets at 9/30/15) – The vast majority of the Fund's non-convertible corporate investments, concentrated primarily in investment-grade issuers, performed well in the quarter despite the overall spread widening in corporate credit. Key contributors included the bonds issued by Boston Properties, Markel Corp., Omnicom Group, PetroLogistics and Equity Commonwealth.

Non-Agency Securitized Products (RMBS, CMBS, Auto ABS) (12.8% of Fund net assets at 9/30/15) – This segment of our portfolio continued to perform at or above our expectations with respect to credit performance and average life progression while providing steady income and minimal price volatility during the quarter. Key contributors in this segment included the commercial mortgage-backed securities (CMBS) bonds issued by Redwood Commercial Mortgage Corporation, the non-agency residential mortgage-backed securities (RMBS) bonds issued by Oak Hill Advisors Residential Loan Trust and automobile asset backed securities (auto ABS) bonds issued by Credit Acceptance Auto Loan Trust and Santander Auto Drive Receivables Trust.

Top Quarterly Detractors

Select Non-Convertible Corporate Debt (2.4% of Fund net assets at 9/30/15) – While the majority of the Fund's non-convertible corporate investments contributed positively to results in the quarter, a handful meaningfully underperformed. Detractors were concentrated in the energy related segment and included the investment-grade bonds issued by Williams Pipeline Partners and the non-investment grade bonds issued by DCP Midstream and Range Resources. Despite continued weakness in energy prices, we like the credit profiles of our current holdings and believe each company has strong asset positions and ample liquidity positions. Washington Post bonds also detracted from quarterly results, declining subsequent to the company's spinoff of its cable subsidiary and related downgrade to non-investment grade.

Common Stocks (2.0% of Fund net assets at 9/30/15) – Our equity investments as a whole detracted from Fund results in the quarter, as declines in the shares of Redwood Trust (down 10.1%) and National CineMedia (down 14.6%) more than offset appreciation in the shares of Equity Commonwealth (up 6.1%). While business fundamentals will drive long-term growth in value, our common stock investments are susceptible to short-term price fluctuations partially based on the movement of interest rates. Despite this segment's overall price weakness, we believe our equity holdings in Redwood Trust, Equity Commonwealth and National

25 | Q2015 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND (CONTINUED)

CineMedia continue to have favorable business attributes and long-term outlooks. Additionally, with the exception of Equity Commonwealth, our equity investments provide solid dividend income with yields of 6-8% while we wait for our estimated difference between price and value to close. For a more in-depth discussion on Equity Commonwealth, please see the "Analyst Corner" in this report where teammate Nolan Anderson provides a detailed perspective on the company.

Investment Activity

Portfolio investment remained active during the quarter. Asset allocation was heavily weighted toward corporate bonds, as significantly wider energy related credit spreads allowed us to initiate new positions in select independent oil & gas exploration (E&P) companies (Range Resources and Concho Resources) and add to our existing midstream investments (DCP Midstream, Williams Pipeline Partners and Energy Transfer Partners).

Please see the following page for additional detail regarding the breakdown of our investment holdings by credit quality, sector and maturity distribution. Our investments may be wide-ranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment. A noteworthy highlight of our Fund's maturity distribution and defensive positioning with respect to interest rates is that nearly 55% of the Fund's net assets mature in less than 3 years with approximately 24% maturing in less than one year.

A Comment on U.S. Corporate Bond Market Liquidity

A fair bit of ink has been spilled lately regarding the topic of corporate bond market liquidity. Commentators have argued that liquidity has deteriorated in recent years as regulatory changes have reduced banks' ability and willingness to make markets. In the corporate bond market, dealer positions, which are considered essential to good liquidity, have indeed declined, even as issuance and outstanding debt have increased. The Wall Street Journal recently conducted a study using average trading volume in the first half of 2015 for bonds held by large mutual funds. Academics from the New York Fed have weighed in. Even the SEC has recently released a slew of proposed rules to address perceived risk in the asset management industry. The amount of attention that has been focused on this topic highlight the growing fears this subject elicits. But are they valid? At Weitz, whether managing bond or equity assets on behalf of shareholders, we believe there's a lot of truth in the old Wall Street proverb – "liquidity is only there when you don't need it". So we have always taken this issue very seriously.

Our 30+ year approach to investing has allowed us the luxury, however, of invariably being liquidity providers rather than demanders – whether that's the 1987 stock market "crash," the bursting of the dot-com bubble in 2000, or during the peak of the credit crisis in 2009. As it specifically relates to fixed-income management, we continue to strengthen "old" ways and seek/find "new" methods to enhance our ability to execute investment decisions/opportunities. "Old" ways relate to the tried-and-true approach of a network of dealer community contacts that act as our "bird dogs" in the field. These trusted contacts have for years been a vital source of quality information and execution. In regards to "new" ways, the market has and will always look for opportunities to fill a void, similar to what has occurred in the equity markets to supplement the declining influence of, say, the floor of the New York stock exchange. In fixed-income, an example that we've taken advantage of is MarketAxess – an electronic, multi-dealer-to-client and client-to-client execution platform that has meaningfully improved our liquidity, price discovery and ultimate execution on behalf of our shareholders.

We certainly do not wish to completely dismiss the liquidity concerns that some have, but we also do not think the sky is falling. Liquidity has and always will be important to us – especially in those instances where we can take advantage of attractive investment opportunities brought about by inevitable market dislocations.

Fund Strategy Revisited

Our investment approach consists primarily of investing in a portfolio of mostly highquality, short-to-intermediate-term bonds with an overall portfolio average maturity of 2 to 5 years where we believe we can capture most of the "coupon" returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our fixed-income research certainly doesn't rely but often benefits from the work our equity-oriented teammates conduct on companies and industries in the course of their due diligence.

We may also invest in other fixed-income related investments that are not considered "investment grade" but have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund's long-term returns.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) than the BIGC. We chose this benchmark to highlight that we could periodically invest in longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to relative performance when rates rise.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate "bets," particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest rate environment in exchange for enhanced capital preservation.

26 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
Returns	Annualized
	Since Inception
	(12/23/1988)		20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WSHNX - Investor Class	5.40%		4.64%	3.68%	1.73%	1.16%	1.06%	0.48%	0.05%
WEFIX - Institutional Class	5.44		4.69	3.77	1.92	1.38	1.31	0.67	0.11
Barclays U.S. Government/Credit
Intermediate	6.11	*	5.14	4.17	2.42	1.45	2.68	1.77	0.95
1-5 Year	5.50	*	4.52	3.43	1.60	1.15	1.97	1.55	0.60
1-3 Year	4.99	*	4.04	2.85	1.04	0.86	1.19	1.02	0.29
CPI + 1%	3.60	*	3.25	2.83	2.75	1.95	0.97	2.10	(0.04)

* Since 12/31/1988

Five Largest Corporate Issuers

Issuer	% of Securities
Redwood Trust, Inc.	3.4
JP Morgan Chase	2.9
Markel Corp.	2.2
Berkshire Hathaway	2.2
Boston Properties LP	1.8

Financial Attributes

Portfolio Summary
Average Maturity	2.7 years
Average Effective Maturity	2.5 years
Average Duration	2.2 years
Average Effective Duration	2.1 years
Average Coupon	3.2%
30-Day SEC Yield (9/30/15) -	1.54%
Investor Class
30-Day SEC Yield (9/30/15) -	1.77%
Institutional Class

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	3.1
Less than 1 Year	24.2
1 - 3 Years	30.8
3 - 5 Years	30.7
5 - 7 Years	8.4
7 - 10 Years	0.5
10 Years or more	0.3
Common Stocks	2.0
100.0

Credit Quality(a)

Underlying Securities	% of Securities
U.S. Treasury	22.2
U.S. Government Agency Mortgage
Related Securities(b)	19.3
Aaa/AAA	5.1
Aa/AA	2.3
A/A	10.7
Baa/BBB	23.7
Ba/BB	4.3
B/B	0.5
Caa/CCC	0.1
Non-Rated	6.7
Common Stocks	2.0
Cash Equivalents	3.1
100.0

Asset Allocation(c)

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's, S&P, Fitch and Kroll. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Mortgage related securities issued and guaranteed by government-sponsored entities such as Fannie Mae and Freddie Mac are generally not rated by Moody's, S&P and Fitch. Securities which are not rated do not necessarily indicate low quality. Fannie Mae's and Freddie Mac's senior long-term debt are currently rated Aaa, AA+ and AAA by Moody's, S&P and Fitch, respectively.
(c) Percent of net assets

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of annual operating expenses which as stated in its most recent prospectus are 0.89% (gross) and 0.61% of the Fund's Investor and Institutional Class net assets, respectively. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

27 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND
Investment Style: Municipal Income
Portfolio Manager: Tom Carney, CFA
The Nebraska Tax-Free Income Fund returned +0.6% in the third calendar quarter, compared to a +1.2% return for the Barclays 5-Year Municipal Bond Index, our Fund's primary benchmark. For the calendar year-to-date, the Fund returned +0.8% compared to +1.8% for our Fund's primary benchmark. Our decision to continue shortening the Fund's average life and duration metrics is the principal reason for the Fund's underperformance compared to its primary benchmark. The Fund's 2.2 year duration at September 30th is meaningfully less than the benchmark's 3.9 year duration. See below for further discussion on the Fund's portfolio positioning.
Commentary and Fund Review

U.S. Treasury bond yields declined (prices increased) in the third quarter as global growth weakness, particularly in China, caused U.S. investors to question domestic economic strength and to recalibrate / push back the timing of any change in monetary policy by the Federal Reserve. The 5- and 10-year Treasury bond yields declined approximately 30 basis points (a basis point represents one one-hundredth of a percentage point), ending the quarter at 1.35% and 2.04%, respectively. In contrast, the 2-year Treasury yield, a proxy for Fed interest rate policy, was unchanged during the quarter at approximately 0.65%.
Municipal bonds performed well in the quarter as light supply and stable-to-improving state and local government finances led to strong investor demand that left rates generally lower and municipal bond prices higher.
Nearly all of our Fund's investments added to results during the quarter as income returns were supplemented by modest (unrealized) capital gains. Portfolio metrics as measured by the average maturity and duration changed modestly during the quarter. The average maturity decreased to 4.0 from 4.4 years and average duration decreased to 2.2 from 2.3 years. These measures provide a guide to the Fund's interest rate sensitivity. A shorter average maturity and duration reduces the Fund's price sensitivity to changes in interest rates (either up or down). Overall asset quality of our portfolio remains high as we remain focused on security selection and ongoing review of our investments' fiscal position.
Investment Activity

Portfolio investment activity culminated in nearly $2 million of qualifying investments identified for purchase. Notable additions included Nebraska-based bonds issued by:
The State of Nebraska Certificates of Participation (3- to 5-year Lease Revenue Bonds)

Proceeds of the certificates were used to finance equipment purchases for the Office of the Chief Information Officer, a division of the state's Department of Administrative Services. The certificates are secured by annual lease appropriations made by the state legislature. Nebraska does not issue general obligation debt as it is prohibited under Article XIII of the Nebraska's state constitution from incurring debt in excess of one hundred thousand dollars. Therefore, the state conservatively uses lease debt, like the certificates, to finance essential capital items for use by agencies of the state – and has a history of timely annual legislative appropriations. Additionally, the state enjoys the distinction of having the lowest debt levels of any state on a per-capita basis and as a percentage of personal income. Nebraska also has a well-funded retirement system and an extremely low post-retirement benefits liability.

Please see the following page for additional detail regarding the breakdown of our investment holdings by state, sector and rating. Our investments may be wideranging, but our analysis is the same. We strive to only own those investments we believe compensate us for the incremental credit risk we assume. Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe represents attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

We expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. A data point highlighting our cautious interest rate stance is the migration of the Fund's duration since the peak of the credit crisis in early 2009. Duration has been nearly halved over that time frame from 4.1 to 2.2 years presently. Whether interest rates rise or fall in the near-term, the change will have less of an impact on Fund results than it would have had a few years ago. We will, however, continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned with cash and other short-term securities to take advantage of any market weakness.

The Fund seeks income that is exempt from federal and Nebraska personal income taxes, but income from the Fund may be subject to federal alternative minimum tax and capital gains taxes.

28 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Returns
	Annualized
	Since Inception
	(10/01/1985)	20-year	10-year	5-year	3-year	1-year	YTD	Quarter
WNTFX	4.92%	3.99%	2.92%	1.89%	1.07%	1.02%	0.78%	0.57%
Barclays 5-Year Municipal Bond	—	4.52	4.08	2.79	1.84	1.85	1.76	1.16

Five Largest Issuers

Issuer	% of Securities
Nebraska Public Power District	10.3
Omaha Public Power District	9.8
University of Nebraska, University Revenue	5.5
Public Power Generation Agency	4.8
Children's Hospital Obligated Group	3.9

Financial Attributes

Portfolio Summary
Average Maturity	4.0 years
Average Effective Maturity	2.4 years
Average Duration	2.2 years
Average Effective Duration	2.2 years
Average Coupon	4.1%
30-Day SEC Yield at 9-30-15	0.92%
Municipals exempt from federal	Approx. 83%
and Nebraska income taxes
Municipals subject to alternative	Approx. 2%
minimum tax

Maturity Distribution

Maturity Type	% of Securities
Cash Equivalents	3.6
Less than 1 Year	11.8
1 - 3 Years	34.0
3 - 5 Years	19.3
5 - 7 Years	11.7
7 - 10 Years	12.6
10 Years or more	7.0
100.0

Credit Quality(a)

Underlying Securities	% of Securities
Aaa/AAA	6.6
Aa/AA	48.9
A/A	34.0
Baa/BBB	2.8
Non-Rated	4.1
Cash Equivalents	3.6
100.0

State Breakdown

% of Net Assets
Nebraska	83.1
Florida	4.7
Texas	2.0
Arizona	1.4
North Dakota	1.2
Virginia	1.1
Tennessee	1.1
Iowa	0.9
Illinois	0.6
Cash Equivalents/Other	3.9
100.0

Sector Breakdown

% of Net Assets
Power	23.4
Higher Education	11.0
Hospital	7.9
General	5.1
Airport/Transportation	4.3
Lease	4.2
Water/Sewer	2.6
Housing	0.6
Total Revenue	59.1
County	6.7
City/Subdivision	5.2
Natural Resource District	3.2
School District	2.8
Total General Obligation	17.9
Escrow/Pre-Refunded	19.1
Cash Equivalents/Other	3.9
100.0
Asset Allocation(b)

(a) The Fund receives credit quality ratings on underlying securities of the Fund when available from Moody's, S&P and Fitch. The Fund will use one rating for an underlying security if that is all that is provided. Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by an independent rating agency.
(b) Percent of net assets.

Returns assume reinvestment of dividends and redemption at the end of each period, and reflect the deduction of the Fund's annual operating expenses which as stated in its most recent prospectus are 0.75% of the Fund's net assets. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and/or reimbursements. Past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzinvestments.com/funds_and_performance/fund_performance.fs.

See page 6 for additional performance disclosures. See page 74 for a description of all indices.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
29 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

GOVERNMENT MONEY MARKET FUND
Investment Style: Money Market
Portfolio Manager: Tom Carney, CFA
The Government Money Market Fund ended the third calendar quarter with a 7-day effective and current yield of 0.01%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)
The painful wait for a change in short-term interest rates continues. The Federal Open Market Committee (FOMC) of the Federal Reserve, and principal rate-setter for the investment universe for our Fund, met twice in the third quarter. At these meetings the FOMC cited continued improvement in labor market conditions, one of its dual mandates, highlighting that underutilization of labor resources had diminished since the start of the year. In commenting on its other mandate, price stability, the Committee stated that inflation remains below a longer-run objective of 2 percent, partly reflecting declines in energy prices and in declines of non-energy imports. Longer-term inflation expectations have also remained stable.
The FOMC's September meeting had been a date many (especially savers) had circled on their calendar as the hoped-for end of the Fed's nearly 7-year ultra-low, or zero interest-rate policy (ZIRP). However, global economic and financial developments held the Fed back from beginning to "normalize" (i.e. increase) short-term interest rates. What "normal" looks like whenever the Fed actually begins to increase short-term interest rates will likely be a far cry (much lower) than many hope or would like it to be. To emphasize this latter point, after each meeting the Fed has reiterated its view that short-term interest rates may remain below levels the Fed views as "normal" even after employment and inflation are near targeted levels.

As we have mentioned in previous letters, the Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days. As a result, our yield has invariably followed the path dictated by the Federal Reserve's monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of September 30, 74.0% of our portfolio was invested in U.S. Treasury bills, the balance in high quality Wells Fargo money market funds. The average life of our portfolio at September 30 was approximately 47 days.

The path of ultra-short-term interest rates is inevitably higher. However, the timing of this event is captive to the Fed's decision to maintain a highly accommodative stance towards monetary policy. When the Fed changes from its current course and begins to raise short-term rates, our Fund's yield will quickly benefit as we frequently reinvest maturing securities. Infinitesimal income returns for short-term investors and savers of all types, from CDs to bank savings accounts to money market mutual funds like ours, may end sometime in the next few quarters barring any further dislocations in the global or domestic economies. In the meantime, we will maintain our focus on high credit quality, preservation of capital and maintaining liquidity for our investors.

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31 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

VALUE FUND
Schedule of Investments
September 30, 2015
Common Stocks – 83.0%
Consumer Discretionary	% of Net Assets	Shares	$ Value
Cable & Satellite	7.9
Liberty Global plc - Series C* (c)		1,545,000	63,375,900
Liberty Broadband Corp. - Series C*		289,451	14,811,208

Broadcasting	7.1
Liberty Media Corp. - Series C*		1,150,000	39,629,000
Discovery Communications, Inc. - Class A*		1,160,000	30,194,800

Movies & Entertainment	4.8
Twenty-First Century Fox, Inc. - Class B		1,750,000	47,372,500

Internet & Catalog Retail	3.5
Liberty Interactive Corp. QVC Group - Series A*		1,300,000	34,099,000

Advertising	1.7
Omnicom Group, Inc.		260,500	17,166,950
	25.0		246,649,358
Health Care

Pharmaceuticals	9.9
Valeant Pharmaceuticals International, Inc.* (c)		251,900	44,933,922
Allergan plc* (c)		101,000	27,452,810
Endo International plc* (c)		370,000	25,633,600

Health Care Services	4.1
Express Scripts Holding Co.*		380,000	30,764,800
Laboratory Corp. of America Holdings*		91,000	9,870,770
	14.0		138,655,902
Information Technology

Internet Software & Services	3.5
Google, Inc.*
Class A		18,000	11,490,660
Class C		38,563	23,462,500

Communications Equipment	3.4
Motorola Solutions, Inc.		487,000	33,301,060

IT Services	3.4
Accenture plc - Class A(c)		200,000	19,652,000
MasterCard Inc. - Class A		150,000	13,518,000

Software	2.3
Oracle Corp.		635,000	22,936,200
	12.6		124,360,420
Financials

Diversified Financial Services	5.0
Berkshire Hathaway, Inc. - Class B*		375,000	48,900,000

Insurance Brokers	2.6
Aon plc - Class A(c)		294,000	26,051,340

Diversified Banks	1.6
Wells Fargo & Co.		300,000	15,405,000
	9.2		90,356,340

Industrials	% of Net Assets	$ Principal Amount or Shares	$ Value
Aerospace & Defense	6.3
Precision Castparts Corp.		145,000	33,307,950
TransDigm Group, Inc.*		135,000	28,675,350

Air Freight & Logistics	2.1
United Parcel Service, Inc. - Class B		215,000	21,218,350
	8.4		83,201,650
Energy

Oil & Gas Exploration & Production	6.8
Range Resources Corp.		840,000	26,980,800
EOG Resources, Inc.		270,000	19,656,000
Pioneer Natural Resources Co.		168,000	20,435,520

Oil & Gas Equipment & Services	1.0
Halliburton Co.		290,230	10,259,631
	7.8		77,331,951
Materials

Fertilizers & Agricultural Chemicals	3.2
Monsanto Co.		370,000	31,575,800

Industrial Gases	1.5
Praxair, Inc.		150,000	15,279,000
	4.7		46,854,800
Consumer Staples

Beverages	1.3
Diageo plc - Sponsored ADR(c)		115,000	12,395,850

Total Common Stocks (Cost $606,030,879)			819,806,271

Cash Equivalents – 17.4%

U.S. Treasury Bills, 0.01% to 0.30%,
10/15/15 to 8/18/16(a)		155,000,000	154,893,985

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)		17,135,902	17,135,902
Total Cash Equivalents (Cost $172,010,634)			172,029,887

Total Investments in Securities (Cost $778,041,513)			991,836,158
Other Liabilities in Excess of Other Assets - (0.4%)			(4,020,290)
Net Assets - 100%			987,815,868

Net Asset Value Per Share - Investor Class			40.10
Net Asset Value Per Share - Institutional Class			40.20

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(c)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
32 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
PARTNERS VALUE FUND
Schedule of Investments
September 30, 2015
Common Stocks – 80.9%
Consumer Discretionary	% of Net Assets	Shares	$ Value
Cable & Satellite	8.2
Liberty Global plc - Series C* (c)		1,225,000	50,249,500
Liberty Broadband Corp.*
Series A		165,000	8,487,600
Series C		300,000	15,351,000
Liberty Global plc LiLAC - Series C* (c)		50,000	1,712,000

Broadcasting	7.7
Liberty Media Corp.*
Series A		415,000	14,823,800
Series C		1,000,000	34,460,000
Discovery Communications, Inc. - Class A*		825,000	21,474,750

Textiles, Apparel & Luxury Goods	3.9
Fossil Group, Inc.*		405,000	22,631,400
Iconix Brand Group, Inc.*		950,000	12,844,000

Internet & Catalog Retail	3.5
Liberty Interactive Corp. QVC Group - Series A*		1,225,000	32,131,750

Movies & Entertainment	3.2
Twenty-First Century Fox, Inc. - Class A		1,100,000	29,678,000

Hotels, Restaurants & Leisure	2.0
Interval Leisure Group, Inc.		985,000	18,084,600
	28.5		261,928,400
Financials

Diversified Financial Services	5.3
Berkshire Hathaway, Inc. - Class B*		372,500	48,574,000

Insurance Brokers	5.1
Aon plc - Class A(c)		250,000	22,152,500
Willis Group Holdings Ltd.(c)		325,000	13,315,250
Brown & Brown, Inc.		375,000	11,613,750

Mortgage REITs	2.6
Redwood Trust, Inc.		1,700,000	23,528,000

Diversified Banks	1.8
Wells Fargo & Co.		320,000	16,432,000
	14.8		135,615,500
Information Technology

Internet Software & Services	4.0
Google, Inc.*
Class A		20,000	12,767,400
Class C		26,673	16,228,387
XO Group, Inc.*		525,000	7,418,250

Communications Equipment	3.0
Motorola Solutions, Inc.		400,000	27,352,000

Semiconductors &
Semiconductor Equipment	2.1
Texas Instruments, Inc.		400,000	19,808,000

Software	2.1
Oracle Corp.		525,000	18,963,000

Electronic Equipment,
Instruments & Components	1.8
FLIR Systems, Inc.		600,000	16,794,000
	13.0		119,331,037

Health Care	% of Net Assets	$ Principal Amount or Shares	$ Value
Pharmaceuticals	6.3
Valeant Pharmaceuticals International, Inc.* (c)		160,000	28,540,800
Allergan plc* (c)		60,000	16,308,600
Endo International plc* (c)		190,000	13,163,200

Health Care Services	5.5
Express Scripts Holding Co.*		320,000	25,907,200
Laboratory Corp. of America Holdings*		225,000	24,405,750
	11.8		108,325,550
Industrials

Aerospace & Defense	4.9
Precision Castparts Corp.		130,000	29,862,300
TransDigm Group, Inc.*		70,000	14,868,700

Machinery	1.5
Allison Transmission Holdings, Inc.		530,000	14,145,700

Commercial Services & Supplies	1.2
The ADT Corp.		375,000	11,212,500
	7.6		70,089,200
Energy

Oil & Gas Exploration & Production	4.1
Range Resources Corp.		700,000	22,484,000
Pioneer Natural Resources Co.		125,000	15,205,000
	4.1		37,689,000

Consumer Staples

Personal Products	1.1
Avon Products, Inc.		3,000,000	9,750,000

Total Common Stocks (Cost $597,926,177)			742,728,687

Cash Equivalents – 19.7%
U.S. Treasury Bills, 0.01% to 0.30%,
10/15/15 to 8/18/16(a)		165,000,000	164,944,320

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)		16,239,599	16,239,599
Total Cash Equivalents (Cost $181,164,633)			181,183,919
Total Investments in Securities (Cost $779,090,810)			923,912,606
Other Liabilities in Excess of Other Assets - (0.6%)			(6,002,004)
Net Assets - 100%			917,910,602

Net Asset Value Per Share - Investor Class			29.56
Net Asset Value Per Share - Institutional Class			29.63

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(c)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
33 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

PARTNERS III  OPPORTUNITY FUND
Schedule of Investments
September 30, 2015
Common Stocks – 94.2%
Consumer Discretionary	% of Net Assets	Shares	$ Value
Cable & Satellite	12.5
Liberty Global plc - Series C* (c) (d)		1,500,000	61,530,000
Liberty Broadband Corp.* (c)
Series A		135,000	6,944,400
Series C		700,000	35,819,000
Liberty Global plc LiLAC - Series C* (c) (d)		170,000	5,820,800

Broadcasting	12.2
Liberty Media Corp.* (c)
Series A		540,000	19,288,800
Series C		1,700,000	58,582,000
Discovery Communications, Inc.*
Class A		800,000	20,824,000
Class C		293,720	7,134,459
Cumulus Media, Inc. - Class A*		2,600,000	1,829,880

Internet & Catalog Retail	5.9
Liberty Ventures - Series A* (c)		700,000	28,245,000
Liberty Interactive Corp. QVC Group - Series A* (c)		900,000	23,607,000

Textiles, Apparel & Luxury Goods	3.9
Fossil Group, Inc.*		350,000	19,558,000
Iconix Brand Group, Inc.*		1,100,000	14,872,000

Movies & Entertainment	2.3
Twenty-First Century Fox, Inc. - Class A		400,000	10,792,000
Live Nation Entertainment, Inc.*		400,000	9,616,000

Hotels, Restaurants & Leisure	2.0
Interval Leisure Group, Inc.		950,000	17,442,000

Advertising	1.5
National CineMedia, Inc.		993,000	13,326,060
	40.3		355,231,399
Financials

Diversified Financial Services	9.2
Berkshire Hathaway, Inc. - Class B* (c)		620,000	80,848,000

Mortgage REITs	2.7
Redwood Trust, Inc.(c)		1,750,000	24,220,000

Diversified Banks	2.5
Wells Fargo & Co.(c)		420,000	21,567,000

Office REITs	0.8
Equity Commonwealth*		260,000	7,082,400
	15.2		133,717,400
Industrials

Aerospace & Defense	7.0
TransDigm Group, Inc.* (c)		180,000	38,233,800
Precision Castparts Corp.(c)		100,000	22,971,000

Transportation Infrastructure	3.6
Wesco Aircraft Holdings, Inc.*		2,600,000	31,720,000

Commercial Services & Supplies	1.7
The ADT Corp.		500,000	14,950,000

Machinery	0.7
Intelligent Systems Corp. * # †		2,270,000	6,401,627
	13.0		114,276,427

Information Technology	% of Net Assets	$ Principal Amount or Shares	$ Value
Internet Software & Services	5.5
Google, Inc.* (c)
Class A		10,000	6,383,700
Class C		40,000	24,336,800
XO Group, Inc.*		650,000	9,184,500
Angie' s List, Inc.*		1,700,000	8,568,000

Semiconductors &
Semiconductor Equipment	2.3
Texas Instruments, Inc.(c)		400,000	19,808,000

IT Services	2.0
MasterCard Inc. - Class A(c)		200,000	18,024,000
	9.8		86,305,000
Health Care

Pharmaceuticals	4.8
Valeant Pharmaceuticals International, Inc.* (c) (d)		150,000	26,757,000
Endo International plc* (c) (d)		230,000	15,934,400

Health Care Services	4.3
Laboratory Corp. of America Holdings* (c)		200,000	21,694,000
Express Scripts Holding Co.* (c)		200,000	16,192,000
	9.1		80,577,400
Energy

Oil & Gas Exploration & Production	3.4
Range Resources Corp.(c)		589,230	18,926,067
Pioneer Natural Resources Co.		90,000	10,947,600

Oil & Gas Equipment & Services	1.7
Core Laboratories N.V.(c) (d)		150,000	14,970,000
	5.1		44,843,667
Consumer Staples

Personal Products	1.1
Avon Products, Inc.(c)		3,000,000	9,750,000

Materials

Industrial Gases	0.6
Praxair, Inc.		50,000	5,093,000

Total Common Stocks (Cost $661,573,270)			829,794,293

Cash Equivalents – 5.1%

U.S. Treasury Bill 0.09% 3/24/16(a)		30,000,000	29,993,790

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)		15,284,649	15,284,649

Total Cash Equivalents (Cost $45,272,107)			45,278,439
Total Investments in Securities (Cost $706,845,377)			875,072,732

Due From Broker(c) - 31.0%			273,056,016
Securities Sold Short - (28.8%)			(253,520,500)
Options Written - (0.0%)			(8,750)
Other Liabilities in Excess of Other Assets - (1.5%)			(13,570,393)
Net Assets - 100%			881,029,105
Net Asset Value Per Share - Investor Class			14.03
Net Asset Value Per Share - Institutional Class			14.23
The accompanying notes form an integral part of these financial statements.

34 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Securities Sold Short – (28.8%)
	Shares	$ Value
Ishares Russell 2000 Fund	230,000	(25,116,000)
Ishares Russell Midcap Fund	250,000	(38,890,000)
PowerShares QQQ Trust, Series 1	450,000	(45,792,000)
SPDR S&P 500 ETF Trust	750,000	(143,722,500)
Total Securities Sold Short (proceeds $266,612,795)		(253,520,500)

Options Written* – (0.0%)
	Expiration date/ Strike price	Shares subject to option
Covered Call Options
Valeant Pharmaceuticals
International, Inc.
(premiums received $948,733)	Oct. 015 / $240	50,000	(8,750)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(c)	Fully or partially pledged as collateral on securities sold short and options written.
(d)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
35 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

RESEARCH FUND

Schedule of Investments
September 30, 2015

Common Stocks – 87.5%
Consumer Discretionary	% of Net Assets	Shares	$ Value
Cable & Satellite	10.1
Liberty Global plc - Series C* (b)		32,850	1,347,507
Liberty Broadband Corp. - Series C*		10,268	525,414
Comcast Corp. - Class A Special		6,500	372,060

Textiles, Apparel & Luxury Goods	9.3
Fossil Group, Inc.*		22,072	1,233,383
Iconix Brand Group, Inc.*		35,000	473,200
Compagnie Financiere Richemont
SA - Unsponsored ADR(b)		47,000	364,720

Broadcasting	5.5
Liberty Media Corp. - Series C*		26,050	897,683
Discovery Communications, Inc. - Class C*		13,000	315,770

Advertising	5.2
National CineMedia, Inc.		60,329	809,615
Omnicom Group, Inc.		5,206	343,076

Movies & Entertainment	3.4
Twenty-First Century Fox, Inc.
Class A		11,200	302,176
Class B		16,290	440,970

Internet & Catalog Retail	2.8
Liberty Interactive Corp. QVC Group - Series A*		23,820	624,799

Hotels, Restaurants & Leisure	2.0
Interval Leisure Group, Inc.		24,179	443,926
	38.3		8,494,299
Information Technology

Internet Software & Services	8.3
Angie's List, Inc.*		179,362	903,985
XO Group, Inc.*		37,386	528,264
Google, Inc.*
Class A		240	153,209
Class C		420	255,536

Communications Equipment	4.1
Motorola Solutions, Inc.		13,417	917,454

Software	1.6
ACI Worldwide, Inc.*		17,000	359,040

IT Services	1.5
Accenture plc - Class A(b)		3,300	324,258
	15.5		3,441,746
Health Care

Pharmaceuticals	8.1
Allergan plc* (b)		3,562	968,187
Valeant Pharmaceuticals International, Inc.* (b)		4,640	827,683

Health Care Services	3.2
Express Scripts Holding Co.*		8,839	715,606
	11.3		2,511,476

Industrials	% of Net Assets	Shares	$ Value
Trading Companies & Distributors	3.2
MRC Global Inc.*		63,110	703,677

Commercial Services & Supplies	2.0
The ADT Corp.		15,000	448,500

Machinery	1.6
Allison Transmission Holdings, Inc.		13,000	346,970
	6.8		1,499,147
Energy

Oil & Gas Exploration & Production	6.6
Range Resources Corp.		31,320	1,005,998
Pioneer Natural Resources Co.		3,850	468,314
	6.6		1,474,312
Financials

Diversified Financial Services	3.2
Berkshire Hathaway, Inc. - Class B*		5,370	700,248

Insurance Brokers	1.7
Brown & Brown, Inc.		12,166	376,781
	4.9		1,077,029
Consumer Staples

Food Products	1.4
Post Holdings, Inc.*		5,300	313,230

Personal Products	1.0
Avon Products, Inc.		70,000	227,500
	2.4		540,730
Materials

Fertilizers & Agricultural Chemicals	1.7
Monsanto Co.		4,500	384,030

Total Common Stocks (Cost $20,687,704)			19,422,769

Cash Equivalents – 13.1%

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(a)		2,918,191	2,918,191

Total Cash Equivalents (Cost $2,918,191)			2,918,191
Total Investments in Securities (Cost $23,605,895)			22,340,960
Other Liabilities in Excess of Other Assets - (0.6%)			(141,396)
Net Assets - 100%			22,199,564
Net Asset Value Per Share			9.66

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(b)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
36 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM
HICKORY FUND
Schedule of Investments
September 30, 2015
Common Stocks – 80.5%
Consumer Discretionary	% of Net Assets	Shares	$ Value
Cable & Satellite	8.5
Liberty Global plc - Series C* (c)		360,000	14,767,200
Liberty Broadband Corp.*
Series A		70,000	3,600,800
Series C		175,000	8,954,750
Liberty Global plc LiLAC - Series C* (c)		65,000	2,225,600

Internet & Catalog Retail	6.5
Liberty Interactive Corp. QVC Group - Series A*		550,000	14,426,500
Liberty Ventures - Series A*		198,856	8,023,840

Textiles, Apparel & Luxury Goods	5.8
Fossil Group, Inc.*		215,000	12,014,200
Iconix Brand Group, Inc.*		600,000	8,112,000

Advertising	3.9
National CineMedia, Inc.		1,000,000	13,420,000

Broadcasting	3.6
Liberty Media Corp.*
Series A		110,000	3,929,200
Series C		220,000	7,581,200
Cumulus Media, Inc. - Class A*		1,200,000	844,560

Hotels, Restaurants & Leisure	3.4
Interval Leisure Group, Inc.		640,000	11,750,400

Specialty Retail	2.4
Murphy USA Inc.*		155,000	8,517,250

Movies & Entertainment	1.0
Live Nation Entertainment, Inc.*		150,000	3,606,000
	35.1		121,773,500
Industrials

Machinery	3.5
Allison Transmission Holdings, Inc.		452,100	12,066,549

Commercial Services & Supplies	3.3
The ADT Corp.		380,000	11,362,000

Aerospace & Defense	3.2
TransDigm Group, Inc.*		53,000	11,257,730

Transportation Infrastructure	2.7
Wesco Aircraft Holdings, Inc.*		770,000	9,394,000
	12.7		44,080,279
Financials

Insurance Brokers	6.9
Brown & Brown, Inc.		470,000	14,555,900
Willis Group Holdings Ltd.(c)		225,000	9,218,250

Mortgage REITs	3.5
Redwood Trust, Inc.		875,000	12,110,000

Office REITs	2.2
Equity Commonwealth*		285,000	7,763,400
	12.6		43,647,550

Information Technology	% of Net Assets	$ Principal Amount or Shares	$ Value
Internet Software & Services	4.8
XO Group, Inc.*		650,000	9,184,500
Angie's List, Inc.*		1,500,000	7,560,000

Software	2.1
ACI Worldwide, Inc.*		350,000	7,392,000

Electronic Equipment, Instruments
& Components	1.2
FLIR Systems, Inc.		150,000	4,198,500
	8.1		28,335,000
Health Care

Health Care Services	3.3
Laboratory Corp. of America Holdings*		105,000	11,389,350

Pharmaceuticals	2.2
Endo International plc* (c)		110,000	7,620,800
	5.5		19,010,150
Energy

Oil & Gas Exploration & Production	2.1
Range Resources Corp.		225,000	7,227,000

Oil & Gas Equipment & Services	1.9
Core Laboratories N.V.(c)		65,000	6,487,000
	4.0		13,714,000
Telecommunication Services

Diversified Telecommunication Services	1.5
LICT Corp.* #		1,005	5,226,000

Consumer Staples

Personal Products	1.0
Avon Products, Inc.		1,061,194	3,448,880

Total Common Stocks (Cost $240,919,431)			279,235,359

Cash Equivalents – 18.4%

U.S. Treasury Bills, 0.03% to 0.30%,
10/15/15 to 8/18/16(a)		58,000,000	57,972,129

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.02%(b)		5,869,475	5,869,475
Total Cash Equivalents (Cost $63,834,049)			63,841,604
Total Investments in Securities (Cost $304,753,480)			343,076,963
Other Assets Less Other Liabilities - 1.1%			3,931,980
Net Assets - 100%			347,008,943
Net Asset Value Per Share			47.28

*	Non-income producing
#	Illiquid and/or restricted security.
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(c)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
37 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

BALANCED FUND
Schedule of Investments
September 30, 2015
Common Stocks – 52.6%
Consumer Discretionary	% of Net Assets	Shares	$ Value
Advertising	2.9
National CineMedia, Inc.		125,000	1,677,500
Omnicom Group, Inc.		22,500	1,482,750

Cable & Satellite	2.3
Liberty Global plc - Series C* (e)		60,000	2,461,200

Movies & Entertainment	2.3
Twenty-First Century Fox, Inc. - Class A		90,000	2,428,200

Internet & Catalog Retail	2.2
Liberty Interactive Corp. QVC Group - Series A*		90,000	2,360,700

Broadcasting	2.2
Discovery Communications, Inc. - Class A*		90,000	2,342,700
	11.9		12,753,050
Financials

Insurance Brokers	5.2
Brown & Brown, Inc.		75,000	2,322,750
Aon plc - Class A(e)		20,000	1,772,200
Willis Group Holdings Ltd.(e)		35,775	1,465,702

Diversified Financial Services	3.1
Berkshire Hathaway, Inc. - Class B*		25,000	3,260,000

Mortgage REITs	1.9
Redwood Trust, Inc.		150,000	2,076,000

Office REITs	1.1
Equity Commonwealth*		45,000	1,225,800
	11.3		12,122,452
Information Technology

IT Services	2.9
Accenture plc - Class A(e)		20,000	1,965,200
MasterCard Inc. - Class A		13,000	1,171,560

Internet Software & Services	2.2
Google, Inc. - Class C*		3,810	2,318,080

Communications Equipment	1.6
Motorola Solutions, Inc.		25,000	1,709,500

Semiconductors &
Semiconductor Equipment	1.5
Texas Instruments, Inc.		32,500	1,609,400

Electronic Equipment,
Instruments & Components	1.4
FLIR Systems, Inc.		55,000	1,539,450

Software	1.4
Oracle Corp.		40,000	1,444,800
	11.0		11,757,990
Energy

Oil & Gas Exploration & Production	3.8
Range Resources Corp.		50,000	1,606,000
Pioneer Natural Resources Co.		11,000	1,338,040
EOG Resources, Inc.		15,000	1,092,000

Oil & Gas Equipment & Services	0.9
Core Laboratories N.V.(e)		10,000	998,000
	4.7		5,034,040

Industrials	% of Net Assets	$ Principal Amount or Shares	$ Value
Aerospace & Defense	2.6
Precision Castparts Corp.		12,000	2,756,520

Air Freight & Logistics	1.4
United Parcel Service, Inc. - Class B		15,000	1,480,350
	4.0		4,236,870
Health Care

Health Care Services	3.5
Laboratory Corp. of America Holdings*		20,000	2,169,400
Express Scripts Holding Co.*		20,000	1,619,200
	3.5		3,788,600
Consumer Staples

Beverages	3.1
Diageo plc - Sponsored ADR(e)		16,000	1,724,640
Anheuser-Busch InBev SA/NV - Sponsored ADR(e)		15,000	1,594,800
	3.1		3,319,440
Materials

Fertilizers & Agricultural Chemicals	2.0
Monsanto Co.		25,000	2,133,500

Industrial Gases	1.1
Praxair, Inc.		11,000	1,120,460
	3.1		3,253,960
Total Common Stocks (Cost $48,529,718)			56,266,402

Corporate Bonds – 7.2%

Berkshire Hathaway, Inc. (Finance Corp.)
0.95% 8/15/16		1,000,000	1,003,282
2.0% 8/15/18		500,000	509,014
Comcast Corp. 4.95% 6/15/16		193,000	198,701
Equity Commonwealth
6.25% 8/15/16		627,000	636,984
6.25% 6/15/17		500,000	523,315
Markel Corp.
7.125% 9/30/19		1,014,000	1,193,777
4.9% 7/01/22		400,000	437,478
U.S. Bancorp 2.2% 11/15/16		750,000	761,025
Verizon Communications, Inc. 2.5% 9/15/16		857,000	868,978
Wells Fargo & Co. 4.6% 4/01/21		1,250,000	1,372,756
Wells Fargo Bank, N.A. 0.5305% 5/16/16 Floating Rate		250,000	249,774
Total Corporate Bonds (Cost $7,683,398)			7,755,084

Corporate Convertible Bonds – 0.9%
Redwood Trust, Inc. 5.625% 11/15/19(d) (Cost $995,758)		1,000,000	942,500

Asset-Backed Securities – 0.5%(c)
Cabela's Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.80655% 2019 Floating Rate
(0.7 years)(d) (Cost $500,000)		500,000	500,791
The accompanying notes form an integral part of these financial statements.
38 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Commercial Mortgage-Backed Securities – 0.8%(c)
	$ Principal Amount	$ Value
Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.3 years)(d)	201,312	201,312

Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (0.9 years)(d)	514,309	523,767

Varde / First City (VFCP)
2015-3 CL A — 2.75% 2031 (0.5 years)(d)	148,686	148,513

Total Commercial Mortgage-Backed Securities (Cost $864,200)		873,592

Mortgage-Backed Securities – 3.5%(c)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3649 CL BW — 4.0% 2025 (3.0 years)	155,485	165,778

Pass-Through Securities
J14649 — 3.5% 2026 (3.5 years)	188,367	199,225
E02948 — 3.5% 2026 (3.5 years)	338,148	358,122
J16663 — 3.5% 2026 (3.6 years)	193,071	204,240
		927,365
Federal National Mortgage Association

Collateralized Mortgage Obligations
2002-91 CL QG — 5.0% 2018 (1.0 years)	64,304	66,190
2003-9 CL DB — 5.0% 2018 (1.0 years)	69,206	71,687

Pass-Through Securities
MA0464 — 3.5% 2020 (1.8 years)	223,456	236,169
995755 — 4.5% 2024 (2.7 years)	37,573	40,339
AR8198 — 2.5% 2023 (2.7 years)	313,165	323,251
MA1502 — 2.5% 2023 (2.8 years)	270,114	278,784
AB1769 — 3.0% 2025 (3.6 years)	180,998	189,049
AB3902 — 3.0% 2026 (3.8 years)	320,436	335,302
AK3264 — 3.0% 2027 (3.9 years)	252,401	264,112
		1,804,883
Government National Mortgage Association

Pass-Through Securities
G2 5255 — 3.0% 2026 (3.9 years)	334,846	350,628

Non-Government Agency

Collateralized Mortgage Obligations
J.P. Morgan Mortgage Trust (JPMMT)
2014-5 CL A1 — 3.0% 2029 (4.8 years)(d)	431,645	444,059
Sequoia Mortgage Trust (SEMT)
2011-1 CL A1 — 4.125% 2041 (0.5 years)	12,225	12,326
2010-H1 CL A1 — 2.18193% 2040
Variable Rate (1.2 years)	47,016	46,829
2012-1 CL 1A1 — 2.865% 2042 (2.1 years)	108,052	108,653
		611,867
Total Mortgage-Backed Securities (Cost $3,570,655)		3,694,743

U.S. Treasury Notes – 22.1%
	$ Principal Amount or Shares	$ Value
U.S. Treasury Notes
0.375% 2/15/16	2,500,000	2,502,800
1.0% 9/30/16	2,000,000	2,012,266
0.875% 11/30/16	2,000,000	2,010,300
0.875% 2/28/17	2,000,000	2,010,652
0.625% 5/31/17	2,000,000	2,001,744
0.625% 8/31/17	2,000,000	2,000,156
0.625% 11/30/17	3,000,000	2,994,981
0.75% 2/28/18	2,000,000	1,998,790
1.0% 5/31/18	2,000,000	2,007,644
1.5% 8/31/18	2,000,000	2,034,284
1.25% 11/30/18	2,000,000	2,016,250
Total U.S. Treasury Notes (Cost $23,433,999)		23,589,867
Cash Equivalents – 12.5%

U.S. Treasury Bills, 0.03% to 0.10%,
10/15/15 to 3/24/16(a)	12,000,000	11,999,811

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(b)	1,335,196	1,335,196
Total Cash Equivalents (Cost $13,333,911)		13,335,007
Total Investments in Securities (Cost $98,911,639)		106,957,986
Other Liabilities in Excess of Other Assets - (0.1%)		(72,981)
Net Assets - 100%		106,885,005
Net Asset Value Per Share		12.88

*	Non-income producing
(a)	Interest rates presented represent the yield to maturity at the date of purchase.
(b)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(c)	Number of years indicated represents estimated average life.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
39 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

CORE PLUS INCOME FUND
Schedule of Investments
September 30, 2015
Corporate Bonds – 44.7%
	$ Principal Amount	$ Value
American Express Credit Corp. 2.25% 8/15/19	150,000	150,608
Antero Resources Corp. 6.0% 12/01/20	200,000	186,000
American Realty Capital Properties Operating Partnership LP
2.0% 2/06/17	200,000	196,500
3.0% 2/06/19	200,000	191,250
Berkshire Hathaway, Inc.
2.1% 8/14/19	250,000	254,513
3.0% 5/15/22 (Finance Corp.)	200,000	202,855
Boardwalk Pipelines LLC 5.75% 9/15/19	170,000	179,511
Boston Properties LP
5.875% 10/15/19	345,000	391,483
3.125% 9/01/23	115,000	112,036
Cinemark USA, Inc. 7.375% 6/15/21	310,000	325,113
Concho Resources, Inc. 7.0% 1/15/21	300,000	307,500
CONSOL Energy, Inc. 5.875% 4/15/22	270,000	182,925
DCP Midstream LLC
9.75% 3/15/19(c)	375,000	421,935
5.35% 3/15/20(c)	200,000	194,336
DCP Midstream Operating LP 2.5% 12/01/17	150,000	137,774
Equity Commonwealth 5.875% 9/15/20	719,000	786,904
Energy Transfer Partners LP (Regency Energy Partners)
6.5% 7/15/21	500,000	518,450
Express Scripts Holding Co.
7.25% 6/15/19	250,000	291,549
2.25% 6/15/19	250,000	249,434
Flint Hills Resources LLC (Petrologistics) 6.25% 4/01/20	95,000	100,462
Kinder Morgan, Inc. (Hiland Partners) 7.25% 10/01/20(c)	600,000	633,750
Markel Corp.
7.125% 9/30/19	125,000	147,162
4.9% 7/01/22	250,000	273,424
3.625% 3/30/23	150,000	149,427
MarkWest Energy Partners LP 4.875% 6/01/25	190,000	175,237
Range Resources Corp. 5.0% 8/15/22	360,000	320,400
Rose Rock Midstream LP 5.625% 7/15/22	224,000	198,240
SemGroup Holdings LP 7.5% 6/15/21	196,000	185,220
Vornado Realty LP 2.5% 6/30/19	530,000	532,120
Wells Fargo & Co. 4.6% 4/01/21	400,000	439,282
Williams Partners LP (Access Midstream Partners)
6.125% 7/15/22	297,000	302,469

Total Corporate Bonds (Cost $8,849,839)		8,737,869

Corporate Convertible Bonds – 3.1%

Redwood Trust, Inc.
4.625% 4/15/18	475,000	458,078
5.625% 11/15/19(c)	150,000	141,375

Total Corporate Convertible Bonds (Cost $624,806)		599,453

Asset-Backed Securities – 6.1%(b)
	$ Principal Amount	$ Value
California Republic Auto Receivables Trust (CRART)
2012-1 CL C — 3.0% 2020 (0.9 years)(c)	150,000	152,591
Credit Acceptance Auto Loan Trust (CAALT)
2013-2A CL B — 2.26% 2021 (1.2 years)(c)	180,000	180,203
2014-1A CL B — 2.29% 2022 (1.7 years)(c)	290,000	292,488
DT Auto Owner Trust (DTAOT)
2013-1A CL C — 2.73% 2019 (0.1 years)(c)	36,722	36,769
Flagship Credit Auto Trust (FCAT)
2013-2 CL A — 1.94% 2019 (0.5 years)(c)	36,770	36,806
Ford Credit Auto Owner Trust (FORDO)
2013-A CL D — 1.86% 2019 (1.4 years)	175,000	176,303
Santander Drive Auto Receivables Trust (SDART)
2014-1 CL D — 2.91% 2020 (2.0 years)	238,000	241,094
2014-5 CL D — 3.21% 2021 (2.7 years)	80,000	80,307

Total Asset-Backed Securities (Cost $1,190,107)		1,196,561

Commercial Mortgage-Backed Securities – 4.3%(b)

Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (0.9 years)(c)	336,279	342,463
Rialto Capital Management LLC (RIAL)
2014-LT6 CL A — 2.75% 2024 (0.7 years)(c)	50,523	50,426
2015-LT7 CL A — 3.0% 2032 (0.7 years)(c)	254,979	255,041
Varde / First City (VFCP)
2014-2 CL A — 2.75% 2030 (0.4 years)(c)	138,903	138,854
2015-3 CL A — 2.75% 2031 (0.5 years)(c)	44,606	44,554

Total Commercial Mortgage-Backed Securities (Cost $825,128)		831,338

Mortgage-Backed Securities – 3.6%(b)
Federal National Mortgage Association

Pass-Through Securities
932836 — 3.0% 2025 (3.6 years)	166,112	173,185

Non-Government Agency

Collateralized Mortgage Obligations
Oak Hills Advisors Residential Loan Trust (OHART)
2015-NPL1 CL A2 — 4.0% 2055 (2.0 years)(c)	150,000	147,347
2014-NPL2 CL A2 — 4.0% 2054 (2.8 years)(c)	150,000	149,099
2015-NPL2 CL A2 — 4.0% 2055 (2.9 years)(c)	150,000	146,968
Sunset Mortgage Loan Co. (SMLC)
2014-NPL2 CL A — 3.721% 2044 (1.0 years)(c)	94,704	94,623
		538,037
Total Mortgage-Backed Securities (Cost $702,675)		711,222
The accompanying notes form an integral part of these financial statements.
40 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

Taxable Municipal Bonds – 2.2%
	$ Principal Amount or Shares	$ Value
Alderwood Water and Wastewater District, Washington, Water
& Sewer Revenue, Series B, 5.15% 12/01/25 (Cost $441,660)	400,000	436,904

U.S. Treasury Notes – 28.2%
U.S. Treasury Notes
1.625% 6/30/19	325,000	330,795
1.625% 8/31/19	110,000	111,898
2.125% 8/31/20	410,000	424,339
2.125% 1/31/21	210,000	216,744
2.0% 5/31/21	210,000	215,048
2.25% 7/31/21	875,000	907,556
2.0% 2/15/22	1,160,000	1,183,525
2.0% 2/15/23	850,000	861,427
2.75% 11/15/23	210,000	223,634
2.5% 5/15/24	1,000,000	1,041,875
Total U.S. Treasury Notes (Cost $5,394,306)		5,516,841

Common Stocks – 3.7%

Columbia Pipeline Group, Inc.	10,000	182,900
Equity Commonwealth*	8,000	217,920
Monmouth Real Estate Investment Corp.	15,200	148,200
Redwood Trust, Inc.	12,000	166,080
Total Common Stocks (Cost $771,270)		715,100

Cash Equivalents – 4.2%

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(a)	824,307	824,307
Total Cash Equivalents (Cost $824,307)		824,307
Total Investments in Securities (Cost $19,624,098)		19,569,595
Other Liabilities in Excess of Other Assets - (0.1%)		(31,380)
Net Assets - 100%		19,538,215
Net Asset Value Per Share - Investor Class		10.10
Net Asset Value Per Share - Institutional Class		10.10

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
41 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND
Schedule of Investments
September 30, 2015
Corporate Bonds – 36.3%
	$ Principal Amount	$ Value
ACI Worldwide, Inc. 6.375% 8/15/20(c)	250,000	261,875
American Express Bank FSB 6.0% 9/13/17	2,500,000	2,710,883
American Express Co. 8.125% 5/20/19	1,000,000	1,210,686
American Express Credit Corp. 2.25% 8/15/19	11,042,000	11,086,764
American Realty Capital Properties Operating Partnership LP
2.0% 2/06/17	800,000	786,000
3.0% 2/06/19	1,870,000	1,788,188
Antero Resources Corp. 6.0% 12/01/20	125,000	116,250
Berkshire Hathaway, Inc.
2.1% 8/14/19	2,750,000	2,799,640
Finance Corp.
0.95% 8/15/16	4,000,000	4,013,128
1.6% 5/15/17	10,000,000	10,102,740
5.4% 5/15/18	5,000,000	5,510,780
2.0% 8/15/18	2,500,000	2,545,068
2.9% 10/15/20	3,000,000	3,117,261
4.25% 1/15/21	1,000,000	1,096,975
Boardwalk Pipelines LLC 5.75% 9/15/19	11,008,000	11,623,887
Boston Properties LP 5.875% 10/15/19	21,095,000	23,937,214
Cinemark USA, Inc. 7.375% 6/15/21	4,632,000	4,857,810
Comcast Corp.
4.95% 6/15/16	8,590,000	8,843,740
5.15% 3/01/20	3,000,000	3,388,866
Concho Resources, Inc. 7.0% 1/15/21	400,000	410,000
DCP Midstream Operating LP 2.5% 12/01/17	11,250,000	10,333,035
Diageo Capital plc 4.85% 5/15/18(d)	3,941,000	4,238,853
eBay, Inc. 2.2% 8/01/19	3,000,000	2,965,608
Energy Transfer Partners LP (Regency Energy Partners)
6.5% 7/15/21	19,374,000	20,088,901
Equity Commonwealth
6.25% 8/15/16 (HRPT Properties Trust)	6,000,000	6,095,544
6.25% 6/15/17 (HRPT Properties Trust)	3,500,000	3,663,201
6.65% 1/15/18 (HRPT Properties Trust)	2,990,000	3,212,468
5.875% 9/15/20	8,000,000	8,755,536
Expedia, Inc. 7.456% 8/15/18	10,000,000	11,293,730
Express Scripts Holding Co.
7.25% 6/15/19	5,217,000	6,084,050
2.25% 6/15/19	8,955,000	8,934,735
FiServ, Inc. 3.125% 10/01/15	1,000,000	1,000,000
Flint Hills Resources LLC (Petrologistics) 6.25% 4/1/20	14,905,000	15,762,037
Flir Systems, Inc. 3.75% 9/01/16	12,848,000	13,126,121
Ford Motor Credit Co. LLC
4.207% 4/15/16	10,000,000	10,158,800
2.145% 1/09/18	2,000,000	1,994,288
General Electric Capital Corp. 2.25% 11/09/15	6,181,000	6,192,447
Goldman Sachs Group, Inc. 5.95% 1/18/18	4,000,000	4,371,444
JP Morgan Chase & Co.
2.6% 1/15/16	15,000,000	15,081,015
0.72335% 11/21/16 (Bear Stearns) Floating Rate	15,000,000	14,973,960
6.3% 4/23/19	2,500,000	2,843,920
JP Morgan Chase Bank, N.A. 6.0% 7/05/17	5,000,000	5,394,870
Kinder Morgan, Inc. (Hiland Partners) 7.25% 10/01/20(c)	13,695,000	14,465,344
Laboratory Corp. of America Holdings 3.125% 5/15/16	1,250,000	1,264,747
Marathon Petroleum Corp. 3.5% 3/01/16	1,000,000	1,010,251
Markel Corp.
7.125% 9/30/19	11,859,000	13,961,541
5.35% 6/01/21	10,000,000	11,221,320
4.9% 7/01/22	3,850,000	4,210,730
McKesson Corp. 1.4% 3/15/18	8,815,000	8,741,412

	$ Principal Amount	$ Value
MetLife Global Funding I
3.125% 1/11/16(c)	2,000,000	2,014,508
1.3% 4/10/17(c)	1,000,000	1,002,561
1.875% 6/22/18(c)	1,000,000	1,007,119
Mohawk Industries, Inc. 6.125% 1/15/16	20,149,000	20,419,178
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,172,102
6.25% 7/15/19	6,181,000	7,074,346
Outerwall, Inc. 6.0% 3/15/19	200,000	200,000
Penske Truck Leasing
2.5% 3/15/16(c)	9,945,000	10,006,828
3.75% 5/11/17(c)	5,000,000	5,151,555
Range Resources Corp. 5.0% 8/15/22	12,650,000	11,258,500
Republic Services, Inc. (Allied Waste) 3.8% 5/15/18	5,000,000	5,249,915
Safeway, Inc. 3.4% 12/01/16	1,752,000	1,748,715
SemGroup Holdings LP 7.5% 6/15/21	1,000,000	945,000
Superior Energy Services, Inc. (SESI, LLC) 6.375% 5/01/19	3,000,000	2,996,250
U.S. Bancorp 2.2% 11/15/16	4,250,000	4,312,475
Verizon Communications, Inc.
2.5% 9/15/16	7,370,000	7,473,010
1.35% 6/09/17	1,000,000	999,011
3.65% 9/14/18	2,000,000	2,109,654
Vornado Realty LP 2.5% 6/30/19	10,660,000	10,702,651
Washington Post Co. 7.25% 2/01/19	8,500,000	8,974,104
Wells Fargo & Co.
0.6072% 6/15/17 (Wachovia Bank) Floating Rate	5,000,000	4,985,685
4.6% 4/01/21	5,745,000	6,309,188
Williams Partners LP (Access Midstream Partners)
6.125% 7/15/22	10,453,000	10,645,492
Willis North America, Inc. 6.2% 3/28/17	14,477,000	15,306,329
WM Wrigley Jr. Co. 1.4% 10/21/16(c)	500,000	501,346
Total Corporate Bonds (Cost $473,005,838)		480,213,185

Corporate Convertible Bonds – 3.4%

Redwood Trust, Inc.
4.625% 4/15/18	32,350,000	31,197,531
5.625% 11/15/19(c)	14,850,000	13,996,125
Total Corporate Convertible Bonds (Cost $47,131,770)		45,193,656

Asset-Backed Securities – 2.7%(b)

Cabela's Master Credit Card Trust (CABMT)
2011-2A CL A2 — 0.80655% 2019 Floating Rate
(0.7 years)(c)	4,500,000	4,507,121
2012-2A CL A2 — 0.68655% 2020 Floating Rate
(1.7 years)(c)	6,000,000	5,999,472
CPS Auto Receivables Trust (CPS)
2013-A CL A — 1.31% 2020 (1.0 years)(c)	1,604,055	1,593,125
Credit Acceptance Auto Loan Trust (CAALT)
2014-1A CL A — 1.55% 2021 (1.0 years)(c)	2,075,000	2,072,371
2013-2A CL B — 2.26% 2021 (1.2 years)(c)	9,100,000	9,110,242
Flagship Credit Auto Trust (FCAT)
2013-2 CL A — 1.94% 2019 (0.5 years)(c)	1,507,580	1,509,029
2014-2 CL A — 1.43% 2019 (0.9 years)(c)	3,778,431	3,768,105
The accompanying notes form an integral part of these financial statements.
42 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal Amount	$ Value
Prestige Auto Receivables Trust (PART)
2014-1A CL A2 — 0.97% 2018 (0.3 years)(c)	1,387,406	1,386,565
Santander Drive Auto Receivables Trust (SDART)
2012-4 CL C — 2.94% 2017 (0.3 years)	5,656,662	5,700,442
Total Asset-Backed Securities (Cost $35,608,616)		35,646,472

Commercial Mortgage-Backed Securities – 3.9%(b)

NLY Commercial Mortgage Trust (NLY)
2014-FL1 CL B — 1.95655% 2030 Floating Rate
(0.6 years)(c)	6,500,000	6,485,521
Oaktree Real Estate Investments/Sabal (ORES)
2014-LV3 CL A — 3.0% 2024 (0.3 years)(c)	10,266,921	10,266,921
2013-LV2 CL A — 3.081% 2025 (0.3 years)(c)	1,421,458	1,420,037
Redwood Commercial Mortgage Corp. (RCMC)
2012-CRE1 CL A — 5.62346% 2044 (0.9 years)(c)	5,675,593	5,779,970
Rialto Capital Management LLC (RIAL)
2014-LT6 CL A — 2.75% 2024 (0.7 years)(c)	1,861,158	1,857,567
2015-LT7 CL A — 3.0% 2032 (0.7 years)(c)	10,369,143	10,371,678
TPG Opportunities Partners LP (TOPRE)
2013-LTR1 CL B — 4.25% 2028 (0.3 years)(c)	2,797,325	2,797,448
Varde / First City (VFCP)
2014-2 CL A — 2.75% 2030 (0.4 years)(c)	4,028,183	4,026,777
2015-3 CL A — 2.75% 2031 (0.5 years)(c)	6,051,519	6,044,478
2014-2 CL B — 5.5% 2030 (0.6 years)(c)	3,000,000	3,000,641
Total Commercial Mortgage-Backed Securities (Cost $51,961,707)		52,051,038

Mortgage-Backed Securities – 25.6%(b)

Federal Home Loan Mortgage Corporation

Collateralized Mortgage Obligations
3562 CL KA — 4.0% 2022 (0.1 years)	53,294	53,294
2574 CL JM — 5.0% 2022 (0.1 years)	13,408	13,426
3544 CL KA — 4.5% 2023 (0.2 years)	91,297	91,710
3170 CL EA — 4.5% 2020 (0.2 years)	82,361	82,734
3815 CL AD — 4.0% 2025 (1.3 years)	650,947	677,186
3844 CL AG — 4.0% 2025 (1.5 years)	2,106,432	2,192,530
2952 CL PA — 5.0% 2035 (2.8 years)	1,049,960	1,137,049
4281 CL AG — 2.5% 2028 (2.9 years)	3,026,938	3,099,407
3649 CL BW — 4.0% 2025 (3.0 years)	3,995,956	4,260,486
3620 CL PA — 4.5% 2039 (3.3 years)	2,634,847	2,844,119
3842 CL PH — 4.0% 2041 (3.8 years)	2,475,162	2,666,232
3003 CL LD — 5.0% 2034 (3.9 years)	2,433,469	2,721,777
4107 CL LA — 2.5% 2031 (8.9 years)	6,957,716	6,729,830
4107 CL LW — 1.75% 2027 (10.4 years)	3,920,596	3,610,016
		30,179,796
Pass-Through Securities
EO1386 — 5.0% 2018 (1.1 years)	27,365	28,466
G18190 — 5.5% 2022 (2.3 years)	50,904	55,956
G13300 — 4.5% 2023 (2.5 years)	286,134	306,479
G18296 — 4.5% 2024 (2.6 years)	704,069	754,675
G18306 — 4.5% 2024 (2.7 years)	1,516,758	1,620,984
G13517 — 4.0% 2024 (2.8 years)	1,036,926	1,102,259
G18308 — 4.0% 2024 (2.8 years)	1,539,426	1,656,707
J13949 — 3.5% 2025 (3.4 years)	7,253,276	7,726,544
J14649 — 3.5% 2026 (3.5 years)	5,193,545	5,492,912
E02948 — 3.5% 2026 (3.5 years)	13,187,816	13,966,772
E02804 — 3.0% 2025 (3.5 years)	4,559,708	4,749,821
J16663 — 3.5% 2026 (3.6 years)	11,593,431	12,264,172
E03033 — 3.0% 2027 (3.8 years)	6,788,045	7,076,895

	$ Principal Amount	$ Value
E03048 — 3.0% 2027 (3.8 years)	12,613,604	13,150,672
G01818 — 5.0% 2035 (3.9 years)	3,090,995	3,404,777
		73,358,091
Structured Agency Credit Risk Debt Notes
2013-DN1 CL M1 — 3.5939% 2023 Floating Rate
(1.5 years)	3,539,723	3,637,334

Interest Only Securities
3974 CL AI — 3.0% 2021 (1.6 years)	7,463,556	274,580
		107,449,801
Federal National Mortgage Association

Collateralized Mortgage Obligations
2009-44 CL A — 4.5% 2023 (0.5 years)	116,883	118,508
2003-86 CL KT — 4.5% 2018 (0.7 years)	108,078	110,869
2003-9 CL DB — 5.0% 2018 (1.0 years)	138,412	143,373
2011-19 CL KA — 4.0% 2025 (1.2 years)	2,007,256	2,074,739
2010-145 CL PA — 4.0% 2024 (2.2 years)	1,474,520	1,552,282
2010-54 CL WA — 3.75% 2025 (2.5 years)	2,013,764	2,125,436
		6,125,207
Pass-Through Securities
256982 — 6.0% 2017 (0.8 years)	73,815	76,690
251787 — 6.5% 2018 (1.1 years)	3,845	4,393
357414 — 4.0% 2018 (1.2 years)	311,103	325,583
254907 — 5.0% 2018 (1.2 years)	109,145	113,481
MA0464 — 3.5% 2020 (1.8 years)	3,523,728	3,724,198
357985 — 4.5% 2020 (1.8 years)	134,024	139,417
888595 — 5.0% 2022 (2.0 years)	282,188	301,130
888439 — 5.5% 2022 (2.2 years)	254,878	276,593
AD0629 — 5.0% 2024 (2.2 years)	964,052	1,038,985
995960 — 5.0% 2023 (2.3 years)	814,158	877,813
AL0471 — 5.5% 2025 (2.3 years)	4,550,357	4,932,931
995693 — 4.5% 2024 (2.5 years)	1,507,329	1,598,711
AE0031 — 5.0% 2025 (2.5 years)	1,422,741	1,535,513
995692 — 4.5% 2024 (2.6 years)	1,233,588	1,305,748
995755 — 4.5% 2024 (2.7 years)	1,841,081	1,976,586
930667 — 4.5% 2024 (2.7 years)	1,149,068	1,235,177
890112 — 4.0% 2024 (2.7 years)	995,553	1,057,655
MA0043 — 4.0% 2024 (2.7 years)	828,870	880,771
AR8198 — 2.5% 2023 (2.7 years)	9,174,233	9,469,695
AA4315 — 4.0% 2024 (2.7 years)	2,051,043	2,179,733
AA5510 — 4.0% 2024 (2.8 years)	448,505	476,519
MA1502 — 2.5% 2023 (2.8 years)	7,833,303	8,084,740
931739 — 4.0% 2024 (2.8 years)	500,692	528,147
AD7073 — 4.0% 2025 (3.0 years)	1,647,181	1,753,734
310139 — 3.5% 2025 (3.4 years)	9,427,566	9,979,118
AH3429 — 3.5% 2026 (3.4 years)	24,135,460	25,707,232
AB1769 — 3.0% 2025 (3.6 years)	4,162,956	4,348,131
AB2251 — 3.0% 2026 (3.6 years)	4,874,520	5,097,058
555531 — 5.5% 2033 (3.8 years)	5,599,564	6,305,663
AB3902 — 3.0% 2026 (3.8 years)	3,273,333	3,425,193
AK3264 — 3.0% 2027 (3.9 years)	8,228,264	8,610,066
AB4482 — 3.0% 2027 (3.9 years)	7,579,616	7,931,346
725232 — 5.0% 2034 (3.9 years)	491,696	544,624
995112 — 5.5% 2036 (3.9 years)	2,481,806	2,796,344
MA0587 — 4.0% 2030 (4.3 years)	8,123,039	8,759,458
		127,398,176
		133,523,383
Government National Mortgage Association

Interest Only Securities
2009-31 CL PI — 4.5% 2037 (0.9 years)	1,883,142	49,006
2012-61 CL BI — 4.5% 2038 (2.1 years)	583,558	36,831
2010-66 CL IO — 0.28028% 2052 Floating Rate
(5.1 years)	23,158,081	354,573
		440,410
The accompanying notes form an integral part of these financial statements.
43 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

SHORT-INTERMEDIATE INCOME FUND(CONTINUED)

	$ Principal Amount	$ Value
Pass-Through Securities
G2 5255 — 3.0% 2026 (3.9 years)	15,163,723	15,878,423
		16,318,833
Non-Government Agency

Collateralized Mortgage Obligations
Bayview Opportunity Master Fund IIa Trust (BOMFT)
2014-18NPL CL A — 3.2282% 2034 (1.0 years)(c)	5,892,554	5,916,902
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
2014-A CL A — 4.0% 2035 (1.9 years)(c)	3,754,153	3,902,573
J.P. Morgan Mortgage Trust (JPMMT)
2014-2 CL 2A2 — 3.5% 2029 (2.9 years)(c)	6,925,383	7,172,058
2014-5 CL A1 — 3.0% 2029 (4.8 years)(c)	12,517,699	12,877,702
Oak Hill Advisors Residential ntial Loan Trust (OHART)
2015-NPL1 CL A1 — 3.4749% 2055 (0.9 years)(c)	9,946,864	9,961,198
2014-NPL2 CL A1 — 3.3517% 2054 (1.3 years)(c)	5,802,911	5,806,579
2015-NPL2 CL A1 — 3.7214% 2055 (1.3 years)(c)	7,161,857	7,150,054
Selene Non-Performing Loans LLC (SNPL)
2014-1A CL A — 2.9814% 2054 (1.2 years)(c)	1,434,971	1,426,235
Sequoia Mortgage Trust (SEMT)
2012-2 CL A2 — 3.5% 2042 (0.5 years)	1,661,686	1,680,817
2011-1 CL A1 — 4.125% 2041 (0.5 years)	337,057	339,856
2010-H1 CL A1 — 2.18193% 2040 Variable Rate
(1.2 years)	635,640	633,106
2012-1 CL 1A1 — 2.865% 2042 (2.1 years)	3,349,604	3,368,248
2012-4 CL A1 — 3.5% 2042 (2.7 years)	6,255,052	6,381,892
2013-4 CL A3 — 1.55% 2043 (3.9 years)	11,491,325	11,178,003
Stanwich Mortgage Loan Co. (STWH)
2013-NPL2 CL A — 3.2282% 2059 (0.6 years)(c)	1,918,174	1,898,992
Sunset Mortgage Loan Co. (SMLC)
2014-NPL2 CL A — 3.721% 2044 (1.0 years)(c)	1,286,706	1,285,612
Washington Mutual, Inc. (WAMU)
2003-S7 CL A1 — 4.5% 2018 (0.1 years)	48,157	48,650
		81,028,477

Total Mortgage-Backed Securities (Cost $332,142,762)		338,320,494

Taxable Municipal Bonds – 0.4%

Iowa State University Revenue 5.8% 7/01/22	1,335,000	1,504,932
Kansas Development Finance Authority Revenue
2.258% 4/15/19	1,000,000	1,011,470
2.608% 4/15/20	500,000	506,715
2.927% 4/15/21	750,000	757,762
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	857,747
4.788% 6/01/18	1,000,000	1,084,050
Total Taxable Municipal Bonds (Cost $5,400,000)		5,722,676

U.S. Treasury Notes – 22.1%
	$ Principal Amount or Shares	$ Value
U.S. Treasury Notes
0.25% 12/31/15	25,000,000	25,011,725
0.375% 1/15/16	40,000,000	40,038,560
0.375% 2/15/16	55,000,000	55,061,600
0.875% 11/30/16	20,000,000	20,103,000
0.875% 1/31/17	25,000,000	25,132,475
0.75% 6/30/17	20,000,000	20,056,900
0.875% 1/31/18	20,000,000	20,055,860
1.375% 6/30/18	25,000,000	25,340,825
1.25% 1/31/19	15,000,000	15,101,850
1.625% 6/30/19	10,000,000	10,178,320
2.125% 8/31/20	15,000,000	15,524,610
2.0% 11/30/20	20,000,000	20,545,840

Total U.S. Treasury Notes (Cost $289,436,986)		292,151,565

Common Stocks – 2.0%

Equity Commonwealth*	250,000	6,810,000
National CineMedia, Inc.	511,301	6,861,659
Redwood Trust, Inc.	873,841	12,093,960
Total Common Stocks (Cost $24,978,493)		25,765,619

Cash Equivalents – 3.1%

Wells Fargo Advantage Government Money
Market Fund - Institutional Class 0.01%(a)	40,462,224	40,462,224

Total Cash Equivalents (Cost $40,462,224)		40,462,224
Total Investments in Securities (Cost $1,300,128,396)		1,315,526,929
Other Assets Less Other Liabilities — 0.5%		6,362,251
Net Assets - 100%		1,321,889,180
Net Asset Value Per Share - Investor Class		12.31
Net Asset Value Per Share - Institutional Class		12.33

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(b)	Number of years indicated represents estimated average life.
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Foreign domiciled corporation.
The accompanying notes form an integral part of these financial statements.
44 | Q3 2015 SEMI-ANNUAL REPORT

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45 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
September 30, 2015
Municipal Bonds – 96.1%
	% of Net Assets	$ Principal Amount	$ Value
Arizona	1.4
Maricopa County, General Obligation, Peoria Unified
School District No. 11, Series 2006, 5.0%, 7/01/24,
Pre-Refunded 7/01/16 @ 100		950,000	983,981

Florida	4.7
Greater Orlando, Aviation Authority, Revenue,
Series 2009A, AMT, 6.0%, 10/01/16		1,000,000	1,056,400
Miami, Dade County, Aviation Revenue,
Series 2010A, 4.25%, 10/01/18		1,000,000	1,094,020
Orlando Utilities Commission, Utility System Revenue,
Refunding, Series 2006, 5.0%, 10/01/17		1,000,000	1,048,650
			3,199,070
Illinois	0.6
Cook, Kane, Lake and McHenry Counties and State of Illinois,
General Obligation, Community College District No. 512,
Series 2009A, 5.0%, 12/01/23		100,000	111,417
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital, 5.0%, 8/15/17		245,000	264,183
			375,600
Iowa	0.9
Cedar Rapids Community School District, Infrastructure Sales,
Services and Use Tax Revenue, Series 2011, 4.0%, 7/01/20,
Pre-Refunded 7/01/17 @ 100		600,000	635,184

Nebraska	83.1
Adams County, Hospital Authority #1, Revenue, Mary
Lanning Memorial Hospital Project, Radian Insured,
Escrowed to Maturity
4.25%, 12/15/16		250,000	261,510
4.4%, 12/15/17		250,000	270,062
Chadron, Revenue, Storm Water Sewer Improvement,
Bond Antiicipation Notes, Series 2015, 0.4%, 12/15/15		300,000	300,021
Cornhusker Public Power District, Electric System Revenue,
Refunding Series 2014, 2.25%, 7/01/22		260,000	263,598
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17		125,000	125,552
2.75%, 12/15/19		100,000	100,546
Douglas County, Educational Facility Revenue,
Creighton University Project, Refunding, Series 2010A
5.0%, 7/01/16		430,000	442,367
5.6%, 7/01/25		400,000	458,224
Douglas County, General Obligation, Refunding,
Series 2011B, 3.0%, 12/15/19		1,155,000	1,183,910
Douglas County, General Obligation, Westside Community
School District 0066, Series 2015, 2.5%, 12/01/22		250,000	257,897
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured,
5.125%, 9/01/17		110,000	110,152
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project, Series 2008, 4.75%, 9/01/28		500,000	537,325
Nebraska Medical Center Project, Series 2003,
5.0%, 11/15/15		295,000	296,705
Refunding, Children's Hospital Obligated Group,
Series 2008B
5.25%, 8/15/20		1,000,000	1,069,090
5.5%, 8/15/21		815,000	876,386
5.5%, 8/15/21, Pre-Refunded 8/15/17 @ 100		615,000	670,258
Douglas County, Hospital Authority #3, Revenue, Refunding,
Nebraska Methodist Health System
Series 2008, 5.5%, 11/01/18, Escrowed to Maturity(c)		330,000	357,826
Series 2015
4.0%, 11/01/19		110,000	119,308
5.0%, 11/01/20		100,000	113,709
5.0%, 11/01/21		100,000	114,373
5.0%, 11/01/22		250,000	287,690
Fremont, Combined Utility Revenue, Series 2014B,
3.0%, 7/15/21		370,000	394,919

	$ Principal Amount	$ Value
Hastings, Combined Utility Revenue, Refunding, Series 2012
2.0%, 10/15/16	320,000	325,098
2.0%, 10/15/17	430,000	440,294
Lancaster County, Hospital Authority #1, Revenue,
Refunding, Bryan LGH Medical Center Project
Series 2006
4.0%, 6/01/19	300,000	304,671
4.25%, 6/01/22 25	235,000	237,681
Series 2008A
5.0%, 6/01/16	500,000	512,925
5.0%, 6/01/17	500,000	528,680
Lincoln-Lancaster County, Public Building Commission,
Lease Revenue, Refunding, Series 2015
0.3%, 12/01/15	840,000	840,302
3.0%, 12/01/19	750,000	805,252
Lincoln, Airport Authority, Revenue,
Tax-Exempt 2014 Series C
2.0%, 7/01/17	185,000	188,855
2.0%, 7/01/18	185,000	190,010
2.0%, 7/01/19	190,000	195,206
2.0%, 7/01/21	195,000	196,856
Lincoln, Certificates of Participation, Series 2010A,
2.4%, 3/15/17	395,000	395,612
Lincoln, Educational Facilities, Revenue, Refunding,
Nebraska Wesleyan University Project, Series 2012
2.25%, 4/01/19	645,000	665,924
2.5%, 4/01/21	925,000	950,595
Lincoln, Electric System Revenue, Refunding
Series 2007B, 5.0%, 9/01/18	1,000,000	1,043,920
Series 2012, 5.0%, 9/01/21	1,000,000	1,190,650
Lincoln, General Obligation, Highway Allocation Fund,
4.0%, 5/15/23	1,000,000	1,038,940
Lincoln, Parking Revenue, Refunding, Series 2011,
3.25%, 8/15/18	440,000	468,248
Lincoln, Sanitary Sewer Revenue, Refunding, Series 2012,
1.5%, 6/15/17	440,000	446,640
Lincoln, General Obligation, West Haymarket Joint
Public Agency, Series 2011, 5.0%, 12/15/26	300,000	354,330
Municipal Energy Agency of Nebraska, Power Supply
System Revenue, Refunding
2009 Series A, BHAC Insured, 5.0%, 4/01/20	500,000	560,910
2012 Series A, 5.0%, 4/01/18	100,000	109,994
2013 Series A, 4.0%, 4/01/17	250,000	262,758
Nebraska, Certificates of Participation, Series 2015C
1.15%, 9/15/18(b)	460,000	461,191
1.45%, 9/15/19	360,000	361,462
1.7%, 9/15/20	200,000	200,676
Nebraska Cooperative Republican Platte Enhancement
Project, River Flow Enhancement Revenue, Refunding,
Series 2015, 3.0%, 12/15/17	440,000	458,150
Nebraska Investment Financial Authority, Revenue, Drinking
Water State Revolving Fund, Series 2010A, 4.0%, 7/01/25,
Pre-Refunded 7/01/17 @ 100	750,000	793,980
Nebraska Investment Financial Authority, Homeownership
Revenue, 2011 Series A, 2.4%, 9/01/17	375,000	385,267
Nebraska Public Power District, Revenue
2007 Series B, 5.0%
1/01/20	300,000	322,443
1/01/20, Pre-Refunded 7/01/17 @ 100	95,000	102,276
1/01/21	1,340,000	1,438,503
1/01/21, Pre-Refunded 7/01/17 @ 100	410,000	441,402
2008 Series B, 5.0%, 1/01/19, Pre-Refunded
1/01/18 @ 100	250,000	273,628
2010 Series C, 4.25%, 1/01/17	500,000	523,705
2012 Series A
4.0%, 1/01/21	500,000	558,610
5.0%, 1/01/21	500,000	583,935
2012 Series B, 3.0%, 1/01/24	1,000,000	1,047,860
2012 Series C, 5.0%
1/01/19, Pre-Refunded 1/01/18 @ 100	500,000	547,255
1/01/25	750,000	815,070
2015 Series A-2, 5.0%, 1/01/24	250,000	291,947
The accompanying notes form an integral part of these financial statements.
46 | Q3 2015 SEMI-ANNUAL REPORT

WEITZINVESTMENTS.COM

	$ Principal Amount	$ Value
Nebraska State Colleges Facility Corp., Deferred
Maintenance Revenue, MBIA Insured
5.0%, 7/15/16	200,000	207,068
4.0%, 7/15/17	200,000	204,944
North Platte, Sewer System Revenue, Refunding,
Series 2015, 3.0%, 6/15/24	250,000	256,303
Ogallala, General Obligation, Street Improvement Bond,
Series 2014, 0.45%, 11/15/15	250,000	250,025
Omaha Convention Hotel Corp., Revenue, Convention
Center Hotel, First Tier, Refunding, Series 2007, AMBAC
Insured, 5.0%, 2/01/20	600,000	630,984
Omaha-Douglas County, General Obligation, Public Building
Commission, Series 2014, 5.0%, 5/01/26	725,000	859,894
Omaha, General Obligation, Refunding, Series 2008
5.0%, 6/01/20	350,000	388,052
5.25%, 10/15/19	250,000	282,138
Omaha, Public Facilities Corp., Lease Revenue
Omaha Baseball Stadium Project
Series 2009
4.125%, 6/01/25	250,000	265,425
5.0%, 6/01/23	770,000	866,019
Series 2010, 4.125%, 6/01/29	650,000	683,644
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17, Pre-Refunded 10/15/16 @ 100	235,000	243,721
3.95%, 10/15/18, Pre-Refunded 10/15/16 @ 100	240,000	249,031
Omaha Public Power District
Electric System Revenue
2007 Series A, 4.1%, 2/01/19, Pre-Refunded
2/01/17 @ 100	1,000,000	1,048,260
2012 Series A, 5.0%, 2/01/24	2,000,000	2,357,060
2015 Series B, 5.0%, 2/01/18	1,500,000	1,649,040
Electric System Subordinated Revenue
2006 Series B, FGIC Insured, 4.75%, 2/01/36,
Pre-Refunded 2/01/16 @ 100	1,000,000	1,015,460
Separate Electric System Revenue
2015 Series A, 5.0%, 2/01/19	500,000	563,570
Omaha, Sanitary Sewerage System Revenue, Series 2014
5.0%, 11/15/17	500,000	545,575
5.0%, 11/15/22	200,000	241,852
Papillion-La Vista, General Obligation, Sarpy County
School District #27
Refunding, Series 2009A, 3.15%, 12/01/17	930,000	944,917
Series 2009, 5.0%, 12/01/28	500,000	552,975
Papio-Missouri River Natural Resources District,
General Obligation, Flood Protection and Water
Quality Enhancement
Series 2013
3.0%, 12/15/16	400,000	412,184
3.0%, 12/15/17	385,000	403,757
3.0%, 12/15/18	500,000	523,835
Series 2013B, 5.0%, 12/15/19	400,000	441,328
Series 2015
2.0%, 12/15/20	100,000	101,166
2.25%, 12/15/21	100,000	100,619
4.0%, 12/15/24	100,000	107,837
4.0%, 12/15/25	100,000	107,371
Public Power Generation Agency, Revenue, Whelan
Energy Center Unit 2
2007 Series A, Pre-Refunded 1/01/17 @ 100
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,330,875
AMBAC Insured, 5.0%, 1/01/18	750,000	792,188
AMBAC Insured, 5.0%, 1/01/26	800,000	845,000
2015 Series A, 5.0%, 1/01/18	250,000	272,218
Sarpy County, Recovery Zone Facility Certificates of
Participation, Series 2010
2.35%, 12/15/18	155,000	161,346
2.6%, 12/15/19	135,000	141,986
Southern Nebraska Public Power District, Electric
System Revenue, AMBAC Insured, 4.625%, 9/15/21,
Pre-Refunded 3/15/16 @ 100	1,000,000	1,020,400

	% of Net Assets	$ Principal Amount or Shares	$ Value
University of Nebraska, Facilities Corp.
Deferred Maintenance Revenue,
Series 2006, 5.0%, 7/15/18		830,000	861,482
Lease Rental Revenue, NCTA Education Center/Student
Housing Project, Series 2011, 3.75% 6/15/19		285,000	311,266
University of Nebraska, University Revenue
Kearney Student Fees and Facilities, Series 2006
4.75%, 7/01/25, Pre-Refunded 1/01/16 @ 100		330,000	333,851
Lincoln Parking Project, Refunding, Series 2013
2.0%, 6/01/16		310,000	313,559
Lincoln Student Fees and Facilities, Series 2015A
2.0%, 7/01/18		400,000	412,044
2.0%, 7/01/19		600,000	617,556
Omaha Health & Recreation Project
4.05%, 5/15/19		390,000	419,543
5.0%, 5/15/33		700,000	757,771
Omaha Student Facilities Project, Series 2007
5.0%, 5/15/27		800,000	849,512
			56,417,790
North Dakota	1.2
Grand Forks, Sales Tax Revenue, Refunding,
Series 2005A, 5.0%, 12/15/21		795,000	802,831

Tennessee	1.1
Memphis, General Obligation, General
Improvement, Series 2006A, 5.0%, 11/01/19,
Pre-Refunded 11/01/15 @ 100		720,000	723,031

Texas	2.0
Harris County, Tax and Subordinate Lien
Revenue, Refunding, Series 2009C, 5.0%, 8/15/23		110,000	125,294
San Antonio, General Obligation, Refunding,
Series 2010, 5.0%, 2/01/19		1,195,000	1,214,598
			1,339,892

Virginia	1.1
Chesterfield County, General Obligation,
Refunding, Series 2005B, 5.0%, 1/01/17		755,000	755,310
Total Municipal Bonds (Cost $63,474,908)			65,232,689

Cash Equivalents – 3.6%

Wells Fargo Advantage Tax-Free Money Market
Fund - Institutional Class 0.01%(a)		2,459,791	2,459,791
Total Cash Equivalents (Cost $2,459,791)			2,459,791
Total Investments in Securities (Cost $65,934,699)			67,692,480
Other Assets Less Other Liabilities - 0.3%			177,400
Net Assets - 100%			67,869,880
Net Asset Value Per Share			10.13

(a)	Rate presented represents the annualized 7-day yield at September 30, 2015.
(b)	Security designated to cover an unsettled bond purchase.
(c)	Annual sinking fund.
The accompanying notes form an integral part of these financial statements.
47 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

GOVERNMENT MONEY MARKET FUND

Schedule of Investments
September 30,2015
U.S. Treasury – 74.0%†
	$ Principal Amount or Shares	$ Value
U.S. Treasury Bills
0.02% 11/12/15	15,000,000	14,999,580
0.04% 12/03/15	55,000,000	54,996,535
0.02% 12/24/15	10,000,000	9,999,568

Total U.S. Treasury		79,995, 683

Money Market Funds – 26.0%

Wells Fargo Advantage Money Market Funds
Government - Institutional Class 0.01%(a)	28,029,366	28,029,366
100% Treasury - Service Class 0.00%(a)	52,556	52,556
Total Money Market Funds		28,081,922
Total Investments in Securities (Cost $108,077,605)		108,077,605
Other Liabilities in Excess of Other Assets - 0.0%		(703)
Net Assets - 100%		108,076,902
Net Asset Value Per Share		1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at September 30, 2015.

The accompanying notes form an integral part of these financial statements.

48 | Q3 2015 SEMI-ANNUAL REPORT

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49 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

(In U.S. dollars, except share data)	Value	Partners Value	Partners III Opportunity	Research	Hickory	Balanced	Core Plus Income	Short- Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers(a)	991,836,158	923,912,606	868,671,105	22,340,960	343,076,963	106,957,986	19,569,595	1,315,526,929	67,692,480	108,077,605
Controlled affiliates(a)	—	—	6,401,627	—	—	—	—	—	—	—
	991,836,158	923,912,606	875,072,732	22,340,960	343,076,963	106,957,986	19,569,595	1,315,526,929	67,692,480	108,077,605
Accrued interest and dividends receivable	815,658	392,013	63,705	15,849	83,523	212,882	161,964	7,846,269	685,342	203
Due from broker	—	—	273,056,016	—	—	—	—	—	—	—
Receivable for securities sold	—	—	6,841,670	—	7,870,218	—	—	—	—	—
Receivable for fund shares sold	120,896	132,303	355,304	—	184,892	57,500	—	2,655,667	20,000	123,352
Total assets	992,772,712	924,436,922	1,155,389,427	22,356,809	351,215,596	107,228,368	19,731,559	1,326,028,865	68,397,822	108,201,160
Liabilities:
Dividends payable on securities sold short	—	—	1,091,768	—	—	—	—	—	—	—
Due to adviser	991,704	891,281	962,985	17,077	427,770	105,475	11,134	755,258	55,505	1,708
Options written, at value(b)	—	—	8,750	—	—	—	—	—	—	—
Payable for securities purchased	2,911,237	5,018,066	16,253,387	140,168	3,371,826	—	106,214	1,754,557	457,437	—
Payable for fund shares redeemed	1,053,903	616,973	2,515,533	—	407,057	237,888	75,996	1,629,870	15,000	122,500
Securities sold short(c)	—	—	253,520,500	—	—	—	—	—	—	—
Other	—	—	7,399	—	—	—	—	—	—	50
Total liabilities	4,956,844	6,526,320	274,360,322	157,245	4,206,653	343,363	193,344	4,139,685	527,942	124,258
Net assets	987,815,868	917,910,602	881,029,105	22,199,564	347,008,943	106,885,005	19,538,215	1,321,889,180	67,869,880	108,076,902
Composition of net assets:
Paid-in capital	748,285,652	720,998,949	692,066,085	22,994,302	286,055,503	96,697,358	19,563,498	1,305,163,709	66,111,838	108,077,784
Accumulated undistributed net investment income (loss)	(5,203,768)	(3,281,853)	(9,609,149)	(28,162)	(1,123,088)	88,877	761	(396,483)	1,912	—
Accumulated net realized gain (loss)	30,939,339	55,371,710	16,312,536	498,359	23,753,045	2,052,423	28,459	1,723,421	(1,651)	(882)
Net unrealized appreciation (depreciation) of investments	213,794,645	144,821,796	182,259,633	(1,264,935)	38,323,483	8,046,347	(54,503)	15,398,533	1,757,781	—
Net assets	987,815,868	917,910,602	881,029,105	22,199,564	347,008,943	106,885,005	19,538,215	1,321,889,180	67,869,880	108,076,902
Net assets(d):
Investor Class	793,809,179	621,147,164	56,252,580	22,199,564	347,008,943	106,885,005	4,685,566	105,443,682	67,869,880	108,076,902
Institutional Class	194,006,689	296,763,438	824,776,525				14,852,649	1,216,445,498
Shares outstanding(d) (e):
Investor Class	19,793,595	21,011,708	4,010,090	2,298,700	7,339,194	8,297,108	464,091	8,565,634	6,697,231	108,077,784
Institutional Class	4,826,394	10,015,281	57,970,943				1,470,927	98,645,521
Net asset value, offering and redemption price(d):
Investor Class	40.10	29.56	14.03	9.66	47.28	12.88	10.10	12.31	10.13	1.00
Institutional Class	40.20	29.63	14.23				10.10	12.33

(a) Cost of investments in securities:
Unaffiliated issuers	778,041,513	779,090,810	703,945,998	23,605,895	304,753,480	98,911,639	19,624,098	1,300,128,396	65,934,699	108,077,605
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—	—
	778,041,513	779,090,810	706,845,377	23,605,895	304,753,480	98,911,639	19,624,098	1,300,128,396	65,934,699	108,077,605

(b) Premiums from options written	—	—	948,733	—	—	—	—	—	—	—
(c) Proceeds from short sales	—	—	266,612,795	—	—	—	—	—	—	—
(d) Funds with a single share class are shown with the Investor Class
(e) Indefinite number of no par value shares authorized
The accompanying notes form an integral part of these financial statements.
50 | Q3 2015 SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS
Six months ended September 30, 2015
								Short-	Nebraska	Government
		Partners	Partners III				Core Plus	Intermediate	Tax-Free	Money
(In U.S. dollars)	Value	Value	Opportunity	Research	Hickory	Balanced	Income(b)	Income	Income	Market
Investment income:
Dividends:
Unaffiliated issuers(a)	2,868,463	3,645,010	3,402,575	84,681	1,841,799	432,170	10,020	680,753	—	—
Interest	23,352	21,950	8,159	171	8,676	301,513	243,825	16,912,089	920,876	10,719
Total investment income	2,891,815	3,666,960	3,410,734	84,852	1,850,475	733,683	253,845	17,592,842	920,876	10,719
Expenses:
Investment advisory fees	4,928,553	4,661,519	5,088,159	125,571	2,067,566	466,450	37,512	2,726,863	138,378	210,459
Administrative fees and expenses	385,368	369,734	350,800	36,589	318,440	119,612	42,611	478,362	90,679	96,759
Shareholder servicing fees:
Investor Class	907,706	862,367	92,567	—	—	—	5,000	157,964	—	—
Institutional Class	17,923	32,592	275,760	—	—	—	5,897	651,340	—	—
Custodian fees	8,965	9,528	10,316	1,158	6,204	2,400	1,143	11,652	1,324	1,687
Dividends on securities sold short	—	—	2,264,569	—	—	—	—	—	—	—
Interest	—	—	1,430,842	—	—	—	—	—	—	—
Professional fees	39,425	39,182	50,626	10,536	26,763	13,471	10,032	58,926	11,619	13,357
Registration fees	32,697	41,225	45,124	8,450	21,836	12,332	33,803	40,119	2,666	10,250
Sub-transfer agent fees	98,904	70,725	65,126	11,968	51,116	16,430	20,173	63,912	11,995	16,406
Trustees fees	44,465	41,993	46,083	1,136	19,564	5,067	816	60,978	3,044	4,649
Other	78,064	61,671	62,964	4,241	41,871	9,044	3,229	104,817	5,724	9,070
	6,542,070	6,190,536	9,782,936	199,649	2,553,360	644,806	160,216	4,354,933	265,429	362,637
Less expenses waived/reimbursed by investment adviser	(240,483)	(357,808)	—	(86,635)	—	—	(94,826)	(30,533)	—	(356,567)
Net expenses	6,301,587	5,832,728	9,782,936	113,014	2,553,360	644,806	65,390	4,324,400	265,429	6,070
Net investment income (loss)	(3,409,772)	(2,165,768)	(6,372,202)	(28,162)	(702,885)	88,877	188,455	13,268,442	655,447	4,649
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	30,945,108	57,388,093	45,169,609	508,805	24,721,151	2,056,348	28,489	1,728,323	(889)	—
Options written	—	—	313,034	—	—	—	—	—	—	—
Securities sold short	—	—	(27,384,755)	—	—	—	—	—	—	—
Net realized gain (loss)	30,945,108	57,388,093	18,097,888	508,805	24,721,151	2,056,348	28,489	1,728,323	(889)	—
Net unrealized appreciation (depreciation):
Unaffiliated issuers	(120,437,889)	(177,659,622)	(173,835,049)	(3,970,394)	(81,566,548)	(7,781,264)	(230,530)	(16,105,152)	(350,288)	—
Controlled affiliates	—	—	(135,973)	—	—	—	—	—	—	—
Options written	—	—	939,983	—	—	—	—	—	—	—
Securities sold short	—	—	49,703,091	—	—	—	—	—	—	—
Net unrealized appreciation (depreciation)	(120,437,889)	(177,659,622)	(123,327,948)	(3,970,394)	(81,566,548)	(7,781,264)	(230,530)	(16,105,152)	(350,288)	—
Net realized and unrealized gain (loss) on investments	(89,492,781)	(120,271,529)	(105,230,060)	(3,461,589)	(56,845,397)	(5,724,916)	(202,041)	(14,376,829)	(351,177)	—
Net increase (decrease) in net assets resulting from operations	(92,902,553)	(122,437,297)	(111,602,262)	(3,489,751)	(57,548,282)	(5,636,039)	(13,586)	(1,108,387)	304,270	4,649

(a) Foreign taxes withheld	—	—	34,650	5,794	14,850	6,118	—	—	—	—
(b) Initial offering of shares on July 31, 2014
The accompanying notes form an integral part of these financial statements.
51 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENTS OF CHANGES IN NET ASSETS

	Value		Partners Value		Partners III Opportunity		Research
(In U.S. dollars)	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	(3,409,772)	(6,532,615)	(2,165,768)	(4,621,925)	(6,372,202)	(11,828,075)	(28,162)	(50,541)
Net realized gain (loss)	30,945,108	121,444,451	57,388,093	76,976,576	18,097,888	93,536,807	508,805	4,035,656
Net unrealized appreciation (depreciation)	(120,437,889)	(4,923,228)	(177,659,622)	20,599,143	(123,327,948)	(1,535)	(3,970,394)	(1,085,618)

Net increase (decrease) in net assets resulting from operations	(92,902,553)	109,988,608	(122,437,297)	92,953,794	(111,602,262)	81,707,197	(3,489,751)	2,899,497

Distributions to shareholders from:
Net investment income(b):
Investor Class	—	—	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net realized gains(b):
Investor Class	(59,321,038)	(84,283,717)	(33,579,774)	(26,815,484)	(5,237,126)	(2,165,747)	(2,205,406)	(3,850,663)
Institutional Class	(13,062,886)	(8,233,675)	(14,290,847)	(7,644,847)	(74,952,876)	(33,312,240)

Total distributions	(72,383,924)	(92,517,392)	(47,870,621)	(34,460,331)	(80,190,002)	(35,477,987)	(2,205,406)	(3,850,663)

Fund share transactions(b):
Investor Class	(12,643,455)	(54,054,283)	(49,758,504)	(71,265,185)	239,115	(12,571,692)	2,287,564	2,300,271
Institutional Class	24,846,097	10,200,938	30,150,976	46,098,679	(10,728,652)	(192,593,706)
Net increase (decrease) from fund share transactions	12,202,642	(43,853,345)	(19,607,528)	(25,166,506)	(10,489,537)	(205,165,398)	2,287,564	2,300,271
Total increase (decrease) in net assets	(153,083,835)	(26,382,129)	(189,915,446)	33,326,957	(202,281,801)	(158,936,188)	(3,407,593)	1,349,105
Net assets:
Beginning of period	1,140,899,703	1,167,281,832	1,107,826,048	1,074,499,091	1,083,310,906	1,242,247,094	25,607,157	24,258,052
End of period	987,815,868	1,140,899,703	917,910,602	1,107,826,048	881,029,105	1,083,310,906	22,199,564	25,607,157
Undistributed net investment income (loss)	(5,203,768)	(1,793,996)	(3,281,853)	(1,116,085)	(9,609,149)	(3,236,947)	(28,162)	—

(a)	Initial offering of shares on July 31, 2014
(b)	Funds with a single share class are shown with the Investor Class
The accompanying notes form an integral part of these financial statements.
52 | Q3 2015 SEMI-ANNUAL REPORT

Hickory		Balanced		Core Plus Income		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015	Six months ended Sept. 30, 2015 (Unaudited)	Eight months ended March 31, 2015(a)	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015	Six months ended Sept. 30, 2015 (Unaudited)	Year ended March 31, 2015

(702,885)	(2,503,951)	88,877	(146,338)	188,455	87,133	13,268,442	25,461,508	655,447	1,494,700	4,649	12,273
24,721,151	45,281,768	2,056,348	7,973,661	28,489	7,904	1,728,323	5,732,257	(889)	807	—	114

(81,566,548)	(7,802,251)	(7,781,264)	(3,161,304)	(230,530)	176,027	(16,105,152)	(4,173,420)	(350,288)	(19,341)	—	—

(57,548,282)	34,975,566	(5,636,039)	4,666,019	(13,586)	271,064	(1,108,387)	27,020,345	304,270	1,476,166	4,649	12,387

—	—	—	—	(42,115)	(28,896)	(981,124)	(2,006,049)	(691,459)	(1,475,000)	(4,649)	(12,273)
				(146,770)	(58,128)	(12,856,319)	(25,491,139)

(34,263,394)	(24,246,012)	(4,217,505)	(6,054,129)	(1,589)	—	(261,640)	(63,417)	—	—	—	—
				(5,263)	—	(3,014,721)	(674,752)

(34,263,394)	(24,246,012)	(4,217,505)	(6,054,129)	(195,737)	(87,024)	(17,113,804)	(28,235,357)	(691,459)	(1,475,000)	(4,649)	(12,273)

(6,346,137)	(83,203,133)	(8,839,485)	62,595	784,978	3,875,352	(6,810,372)	2,183,525	(1,744,464)	(267,726)	(376,337)	(15,705,328)
				3,208,586	11,694,582	(58,311,081)	(134,447,746)

(6,346,137)	(83,203,133)	(8,839,485)	62,595	3,993,564	15,569,934	(65,121,453)	(132,264,221)	(1,744,464)	(267,726)	(376,337)	(15,705,328)

(98,157,813)	(72,473,579)	(18,693,029)	(1,325,515)	3,784,241	15,753,974	(83,343,644)	(133,479,233)	(2,131,653)	(266,560)	(376,337)	(15,705,214)

445,166,756	517,640,335	125,578,034	126,903,549	15,753,974	—	1,405,232,824	1,538,712,057	70,001,533	70,268,093	108,453,239	124,158,453

347,008,943	445,166,756	106,885,005	125,578,034	19,538,215	15,753,974	1,321,889,180	1,405,232,824	67,869,880	70,001,533	108,076,902	108,453,239

(1,123,088)	(420,203)	88,877	—	761	1,191	(396,483)	172,518	1,912	37,924	—	—
The accompanying notes form an integral part of these financial statements.
53 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

STATEMENT OF CASH FLOWS

Partners III Opportunity

Six Months Ended September 30, 2015
(In U.S. dollars)
Increase (decrease) in cash:

Cash flows from operating activities:
Net decrease in net assets from operations	(111,602,262)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(177,702,544)
Proceeds from sale of investment securities	228,912,895
Proceeds from securities sold short	78,049,310
Short positions covered	(75,835,575)
Sale of short-term investment securities, net	22,445,858
Net unrealized depreciation on investments, options and short sales	123,327,948
Net realized gain on investments, options and short sales	(18,097,888)
Increase in accrued interest and dividends receivable	(58,555)
Decrease in due from broker	10,886,339
Increase in receivable for securities sold	(6,841,670)
Decrease in receivable for fund shares sold	2,482,847
Increase in dividends payable on securities sold short	598,485
Decrease in due to adviser	(221,465)
Increase in payable for securities purchased	12,087,251
Increase in payable for fund shares redeemed	2,251,713
Decrease in other liabilities	(3,149)
Net cash provided by operating activities	90,679,538

Cash flows from financing activities:
Proceeds from sales of fund shares	47,023,844
Payments for redemptions of fund shares	(134,247,571)
Cash distributions to shareholders	(3,455,811)
Net cash used in financing activities	(90,679,538)

Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—

Balance, end of period	—
Supplemental disclosure of cash flow information:
Cash payments for interest	1,433,991

Noncash financing activities:
Reinvestment of shareholder distributions	76,734,190
The accompanying notes form an integral part of these financial statements.
54 | Q3 2015 SEMI-ANNUAL REPORT

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55 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from realized gains	Total distributions
Value - Investor Class
Six months ended 9/30/2015	46.93	(0.15	)(a)	(3.62)	(3.77)	—	(3.06)	(3.06)
2015	46.20	(0.24	)(a)	4.76	4.52	—	(3.79)	(3.79)
2014	38.61	(0.17)		7.76	7.59	—	—	—
2013	32.98	(0.02)		5.68	5.66	(0.03)	—	(0.03)
2012	30.07	0.04		2.94	2.98	(0.07)	—	(0.07)
2011	26.14	0.07		3.86	3.93	—	—	—

Value - Institutional Class
Six months ended 9/30/2015	46.99	(0.10	)(a)	(3.63)	(3.73)	—	(3.06)	(3.06)
Eight months ended 3/31/2015(b)	44.80	(0.26	)(a)	4.50	4.24	—	(2.05)	(2.05)

Partners Value - Investor Class
Six months ended 9/30/2015	35.05	(0.08	)(a)	(3.85)	(3.93)	—	(1.56)	(1.56)
2015	33.20	(0.14	)(a)	3.09	2.95	—	(1.10)	(1.10)
2014	27.75	(0.14)		5.59	5.45	—	—	—
2013	23.25	(0.06)		4.56	4.50	—	—	—
2012	22.05	(0.07)		1.27	1.20	—	—	—
2011	18.24	(0.05)		3.86	3.81	—	—	—

Partners Value - Institutional Class
Six months ended 9/30/2015	35.09	(0.05	)(a)	(3.85)	(3.90)	—	(1.56)	(1.56)
Eight months ended 3/31/2015(b)	33.22	(0.11	)(a)	2.91	2.80	—	(0.93)	(0.93)

Partners III Opportunity - Investor Class
Six months ended 9/30/2015	17.12	(0.13	)(a)	(1.65)	(1.78)	—	(1.31)	(1.31)
2015	16.43	(0.22	)(a)	1.41	1.19	—	(0.50)	(0.50)
2014	14.26	(0.17	)(a)	2.71	2.54	—	(0.37)	(0.37)
2013	12.90	(0.12	)(a)	2.40	2.28	—	(0.92)	(0.92)
Eight months ended 3/31/2012(c)	12.08	(0.09	)(a)	0.91	0.82	—	—	—

Partners III Opportunity - Institutional Class
Six months ended 9/30/2015	17.31	(0.10	)(a)	(1.67)	(1.77)	—	(1.31)	(1.31)
2015	16.55	(0.17	)(a)	1.43	1.26	—	(0.50)	(0.50)
2014	14.33	(0.12	)(a)	2.71	2.59	—	(0.37)	(0.37)
2013	12.93	(0.08	)(a)	2.40	2.32	—	(0.92)	(0.92)
2012	12.63	(0.07	)(a)	0.67	0.60	—	(0.30)	(0.30)
2011	10.15	(0.06)		2.54	2.48	—	—	—

Research
Six months ended 9/30/2015	12.21	(0.01)		(1.49)	(1.50)	—	(1.05)	(1.05)
2015	12.76	(0.02)		1.46	1.44	—	(1.99)	(1.99)
2014	10.83	(0.03)		2.35	2.32	— #	(0.39)	(0.39)
2013	11.07	0.01		0.65	0.66	(0.01)	(0.89)	(0.90)
2012	10.38	0.01		1.20	1.21	(0.01)	(0.51)	(0.52)
Three months ended 3/31/2011(d)	10.00	—	#	0.38	0.38	—	—	—
* Annualized
† Not Annualized
# Amount less than $0.01
(a) Based on average daily shares outstanding
(b) Initial offering of shares on July 31, 2014
(c) Initial offering of shares on August 1, 2011
(d) Initial offering of shares on December 31, 2010
(e) Included in the expense ratio is 0.28%, 0.24%, 0.11%, 0.14% and 0.12% related to interest expense and 0.45%, 0.29%, 0.16%, 0.28% and 0.24% related to dividend expense on securities sold short for the periods ended September 30, 2015, March 31, 2015, 2014, 2013 and 2012,respectively.
(f) Included in the expense ratio is 0.28%, 0.24%, 0.12%, 0.14%, 0.11% and 0.15% related to interest expense and 0.45%, 0.29%, 0.15%, 0.27%, 0.18% and 0.16% related to dividend expense on securities sold short for the periods ended September 30, 2015, March 31, 2015, 2014, 2013, 2012 and 2011, respectively.
The accompanying notes form an integral part of these financial statements.
56 | Q3 2015 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)

40.10	(8.59	)†	793,809	1.22	*	1.18	*	(0.66)*	28	†
46.93	10.19		940,646	1.20		1.18		(0.54)	36
46.20	19.66		1,167,282	1.18		1.18		(0.41)	19
38.61	17.20		1,013,552	1.20		1.20		(0.07)	20
32.98	9.94		1,011,671	1.20		1.20		0.11	31
30.07	15.03		971,285	1.21		1.21		0.23	46

40.20	(8.49	)†	194,007	1.07	*	0.99	*	(0.46)*	28	†
46.99	9.57	†	200,254	1.08	*	0.99	*	(0.87)*	36

29.56	(11.66	)†	621,147	1.25	*	1.18	*	(0.48)*	22	†
35.05	8.99		789,853	1.22		1.18		(0.42)	26
33.20	19.64		1,074,499	1.18		1.18		(0.46)	19
27.75	19.35		844,213	1.19		1.19		(0.25)	24
23.25	5.44		707,174	1.20		1.20		(0.32)	31
22.05	20.89		754,598	1.21		1.21		(0.26)	42

29.63	(11.56	)†	296,763	1.06	*	0.99	*	(0.28)*	22	†
35.09	8.51	†	317,973	1.05	*	0.99	*	(0.49)*	26

14.03	(11.10	) †	56,253	2.28	*(e)	2.28	*(e)	(1.61)*	27	†
17.12	7.38		68,490	2.06	(e)	2.01	(e)	(1.33)	45
16.43	17.94		78,586	1.84	(e)	1.68	(e)	(1.10)	20
14.26	18.81		19,702	2.25	(e)	1.85	(e)	(0.93)	32
12.90	6.79	†	11,497	2.31	*(e)	1.80	*(e)	(1.06)*	44

14.23	(10.92	)†	824,777	1.90	*(f)	1.90	*(f)	(1.23)*	27	†
17.31	7.76		1,014,821	1.69	(f)	1.69	(f)	(1.00)	45
16.55	18.20		1,163,661	1.43	(f)	1.43	(f)	(0.78)	20
14.33	19.08		664,770	1.59	(f)	1.59	(f)	(0.61)	32
12.93	4.92		609,424	1.48	(f)	1.48	(f)	(0.61)	44
12.63	24.43		461,440	1.51	(f)	1.51	(f)	(0.64)	64

9.66	(13.50	)†	22,200	1.59	*	0.90	*	(0.22)*	34	†
12.21	12.22		25,607	1.59		0.90		(0.21)	76
12.76	21.40		24,258	1.58		0.90		(0.28)	58
10.83	7.02		19,119	1.70		0.90		0.10	97
11.07	12.32		16,299	1.83		0.90		0.15	124
10.38	3.80	†	11,244	2.89	*	0.90	*	0.01 *	12	†
The accompanying notes form an integral part of these financial statements.
57 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

FINANCIAL HIGHLIGHTS (CONTINUED)
The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations					Distributions
Years ended March 31, unless otherwise noted	Net asset value, beginning of period	Net investment income (loss)		Net gain (loss) on securities (realized and unrealized)	Total from investment operations		Dividends from net investment income	Distributions from realized gains	Total distributions
Hickory
Six months ended 9/30/2015	59.51	(0.10)		(7.46)	(7.56)		—	(4.67)	(4.67)
2015	57.87	(0.35)		5.00	4.65		—	(3.01)	(3.01)
2014	50.22	(0.34)		7.99	7.65		—	—	—
2013	42.53	(0.25)		7.94	7.69		—	—	—
2012	41.12	(0.26)		1.67	1.41		—	—	—
2011	31.77	(0.20)		9.55	9.35		—	—	—

Balanced
Six months ended 9/30/2015	14.07	0.01		(0.69)	(0.68)		—	(0.51)	(0.51)
2015	14.22	(0.02)		0.54	0.52		—	(0.67)	(0.67)
2014	13.58	(0.03)		1.34	1.31		— #	(0.67)	(0.67)
2013	12.39	0.04		1.20	1.24		(0.05)	—	(0.05)
2012	11.74	0.06		0.67	0.73		(0.08)	—	(0.08)
2011	10.59	0.11		1.14	1.25		(0.10)	—	(0.10)

Core Plus Income - Investor Class
Six months ended 9/30/2015	10.21	0.09	(a)	(0.11)	(0.02)		(0.09)	— #	(0.09)
Eight months ended 3/31/2015(b)	10.00	0.09	(a)	0.20	0.29		(0.08)	—	(0.08)

Core Plus Income - Institutional Class
Six months ended 9/30/2015	10.20	0.10	(a)	(0.10)	—		(0.10)	— #	(0.10)
Eight months ended 3/31/2015(b)	10.00	0.10	(a)	0.20	0.30		(0.10)	—	(0.10)

Short-Intermediate Income - Investor Class
Six months ended 9/30/2015	12.48	0.11	(a)	(0.14)	(0.03)		(0.11)	(0.03)	(0.14)
2015	12.49	0.19	(a)	0.02	0.21		(0.21)	(0.01)	(0.22)
2014	12.67	0.19	(a)	(0.15)	0.04		(0.22)	—	(0.22)
2013	12.47	0.17	(a)	0.26	0.43		(0.23)	— #	(0.23)
Eight months ended 3/31/2012(c)	12.51	0.12	(a)	0.02	0.14		(0.18)	—	(0.18)

Short-Intermediate Income - Institutional Class
Six months ended 9/30/2015	12.50	0.12	(a)	(0.13)	(0.01)		(0.13)	(0.03)	(0.16)
2015	12.51	0.22	(a)	0.02	0.24		(0.24)	(0.01)	(0.25)
2014	12.68	0.22	(a)	(0.15)	0.07		(0.24)	—	(0.24)
2013	12.48	0.19	(a)	0.26	0.45		(0.25)	— #	(0.25)
2012	12.39	0.23	(a)	0.13	0.36		(0.27)	—	(0.27)
2011	12.25	0.24		0.19	0.43		(0.29)	—	(0.29)

Nebraska Tax-Free Income
Six months ended 9/30/15	10.19	0.10		(0.06)	0.04		(0.10)	—	(0.10)
2015	10.19	0.22		— #	0.22		(0.22)	—	(0.22)
2014	10.44	0.23		(0.20)	0.03		(0.23)	(0.05)	(0.28)
2013	10.44	0.21		0.01	0.22		(0.21)	(0.01)	(0.22)
2012	10.09	0.25		0.36	0.61		(0.26)	— #	(0.26)
2011	10.15	0.26		(0.07)	0.19		(0.25)	—	(0.25)

Government Money Market
Six months ended 9/30/2015	1.00	—	^	—	—	^	— ^	—	— ^
2015	1.00	—	^	— ^	—	^	— ^	—	— ^
2014	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2013	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2012	1.00	—	^	— ^	—	^	— ^	— ^	— ^
2011	1.00	0.001		— ^	0.001		(0.001)	— ^	(0.001)
* Annualized
† Not Annualized
# Amount less than $0.01
^ Amount less than $0.001
(a) Based on average daily shares outstanding
(b) Initial offering of shares on July 31, 2014
(c) Initial offering of shares on August 1, 2011
The accompanying notes form an integral part of these financial statements.
58 | Q3 2015 SEMI-ANNUAL REPORT

	Ratios/Supplemental Data
				Ratio of expenses to average net assets
Net asset value, end of period	Total Return (%)		Net assets, end of period ($000)	Prior to fee waivers (%)		Net of fee waivers (%)		Ratio of net investment income (loss) to average net assets (%)		Portfolio turnover rate (%)

47.28	(13.63	)†	347,009	1.24	*	1.24	*	(0.34	)*	18	†
59.51	8.31		445,167	1.23		1.23		(0.54)		26
57.87	15.23		517,640	1.22		1.22		(0.62)		30
50.22	18.08		432,086	1.26		1.26		(0.62)		32
42.53	3.43		330,257	1.27		1.27		(0.64)		38
41.12	29.43		322,628	1.27		1.27		(0.61)		67

12.88	(4.98	)†	106,885	1.11	*	1.11	*	0.15	*	18	†
14.07	3.73		125,578	1.09		1.09		(0.12)		37
14.22	9.86		126,904	1.10		1.10		(0.20)		36
13.58	10.02		98,105	1.12		1.12		0.30		47
12.39	6.25		88,531	1.14		1.14		0.51		46
11.74	11.84		85,138	1.15		1.15		0.97		47

10.10	(0.13	)†	4,686	2.62	*	0.85	*	1.85	*	13	†
10.21	2.90	†	3,950	3.17	*	0.85	*	1.39	*	8	†

10.10	0.04	†	14,853	1.42	*	0.65	*	2.05	*	13	†
10.20	2.96	†	11,804	2.54	*	0.65	*	1.56	*	8	†

12.31	(0.22	)†	105,444	0.91	*	0.85	*	1.73	*	10	†
12.48	1.64		113,709	0.89		0.84		1.51		30
12.49	0.35		111,675	0.91		0.81		1.55		36
12.67	3.46		78,418	0.97		0.82		1.36		37
12.47	1.11	†	53,090	1.15	*	0.80	*	1.58	*	44

12.33	(0.09	)†	1,216,445	0.62	*	0.62	*	1.97	*	10	†
12.50	1.88		1,291,524	0.61		0.61		1.73		30
12.51	0.56		1,427,037	0.61		0.61		1.73		36
12.68	3.69		1,424,860	0.62		0.62		1.55		37
12.48	2.93		1,402,505	0.61		0.61		1.84		44
12.39	3.53		1,163,864	0.64		0.64		2.02		38

10.13	0.42	†	67,870	0.77	*	0.77	*	1.90	*	7	†
10.19	2.14		70,002	0.75		0.75		2.14		12
10.19	0.33		70,268	0.73		0.73		2.11		2
10.44	2.02		103,764	0.70		0.70		1.97		14
10.44	6.14		93,589	0.71		0.71		2.43		8
10.09	1.87		89,273	0.73		0.73		2.49		10

1.00	0.00	†	108,077	0.69	*	0.01	*	0.01	*
1.00	0.01		108,453	0.67		0.01		0.01
1.00	0.01		124,158	0.67		0.03		0.01
1.00	0.03		107,918	0.70		0.04		0.03
1.00	0.03		77,367	0.72		0.01		0.03
1.00	0.06		81,912	0.73		0.07		0.06
The accompanying notes form an integral part of these financial statements.
59 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

NOTES TO FINANCIAL STATEMENTS
September 30, 2015
(1) Organization
The Weitz Funds (the "Trust") is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2015, the Trust had ten series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Core Plus Income Fund (commenced investment operations on July 31, 2014), Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a "Fund", collectively, the "Funds").

On July 31, 2014, the Value and Partners Value Funds divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. In total, 4,039,479 shares of Value Fund with a net asset value of $180,968,653 and 7,711,642 shares of Partners Value Fund with a net asset value of $256,180,756 were redesignated. All remaining shares that were not designated as new Institutional Class shares were renamed Investor Class shares.

Currently, the Value, Partners Value, Partners III Opportunity, Core Plus Income and Short-Intermediate Income Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as administration and shareholder servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. Income, realized and unrealized gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to the two classes on the basis of daily net assets of each class. Fees and expenses relating to a specific class are charged directly to that share class. All other Funds offer one class of shares.

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the "Partnership"). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the "Weitz Equity Funds") is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of both the Core Plus Income and Short-Intermediate Income Funds is current income consistent with the preservation of capital. Under normal circumstances, the Funds will invest at least 80% of their net assets in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities. The Core Plus Income Fund has a more flexible strategy and will typically have a longer portfolio duration.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•	Money market funds are valued at the quoted net asset value. Short-term securities are valued at amortized cost, which approximates current value.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust's Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

•
Investment securities held by the Government Money Market Fund are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

The Trust has established a Pricing Committee, composed of officers and employees of Weitz Investment Management, Inc., to supervise the daily valuation process. The Board of Trustees has also established a Valuation Committee, composed of the independent Trustees, to oversee the Pricing Committee and the valuation process. The Pricing Committee provides oversight of the approved procedures, evaluates the effectiveness of the pricing policies and reports to the Valuation Committee of the Board of Trustees. When determining the reliability of third party pricing information, the Pricing Committee, among other things, monitors the daily change in prices and reviews transactions among market participants.
60 | Q3 2015 SEMI-ANNUAL REPORT

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.
The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.
The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2015, and have determined that no provisions for income taxes are required in the Funds' financial statements.

(e) Securities Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Core Plus Income, Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Other
Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as transfer agent fees and registration fees.

(h) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.
61 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

(3) Fund Share Transactions
	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	$ Amount	Shares	$ Amount
Value - Investor Class
Sales	372,445	16,688,457	1,133,090	52,127,484
Redemptions	(1,918,966)	(86,173,364)	(4,057,693)	(185,618,749)
Reinvestment of distributions	1,295,089	56,841,452	1,743,011	79,436,982
Net increase (decrease)	(251,432)	(12,643,455)	(1,181,592)	(54,054,283)

Value - Institutional Class*
Sales	399,621	17,603,211	458,935	21,062,317
Redemptions	(127,061)	(5,586,058)	(394,304)	(18,095,868)
Reinvestment of distributions	291,766	12,828,944	157,958	7,234,489
Net increase (decrease)	564,326	24,846,097	222,589	10,200,938

Partners Value - Investor Class
Sales	635,346	21,133,560	2,688,703	90,667,540
Redemptions	(3,136,099)	(102,970,338)	(5,548,979)	(187,152,123)
Reinvestment of distributions	976,508	32,078,274	739,067	25,219,398
Net increase (decrease)	(1,524,245)	(49,758,504)	(2,121,209)	(71,265,185)

Partners Value - Institutional Class*
Sales	840,299	26,308,778	1,314,169	44,960,082
Redemptions	(253,876)	(8,274,426)	(124,000)	(4,307,533)
Reinvestment of distributions	368,175	12,116,624	158,872	5,446,130
Net increase (decrease)	954,598	30,150,976	1,349,041	46,098,679

Partners III Opportunity - Investor Class
Sales	432,836	7,005,219	1,826,997	30,178,117
Redemptions	(752,957)	(11,858,791)	(2,736,959)	(44,851,404)
Reinvestment of distributions	328,560	5,092,687	127,366	2,101,595
Net increase (decrease)	8,439	239,115	(782,596)	(12,571,692)

Partners III Opportunity - Institutional Class
Sales	2,465,321	40,018,625	10,353,618	172,339,237
Redemptions	(7,686,441)	(122,388,780)	(23,505,892)	(389,596,914)
Reinvestment of distributions	4,560,248	71,641,503	1,481,055	24,663,971
Net increase (decrease)	(660,872)	(10,728,652)	(11,671,219)	(192,593,706)

Research
Sales	39,317	445,606	189,211	2,251,624
Redemptions	(32,753)	(358,660)	(86,672)	(1,059,625)
Reinvestment of distributions	195,610	2,200,618	92,573	1,108,272
Net increase (decrease)	202,174	2,287,564	195,112	2,300,271

Hickory
Sales	248,116	13,727,691	676,197	38,467,653
Redemptions	(1,010,163)	(53,378,453)	(2,467,278)	(140,383,046)
Reinvestment of distributions	620,892	33,304,625	326,455	18,712,260
Net increase (decrease)	(141,155)	(6,346,137)	(1,464,626)	(83,203,133)

Balanced
Sales	159,446	2,182,521	908,440	12,789,346
Redemptions	(1,094,653)	(15,191,622)	(1,194,282)	(16,735,499)
Reinvestment of distributions	308,860	4,169,616	285,790	4,008,748
Net increase (decrease)	(626,347)	(8,839,485)	(52)	62,595

62 | Q3 2015 SEMI-ANNUAL REPORT

Six months ended September 30, 2015			Year ended March 31, 2015
	Shares	$ Amount	Shares	$ Amount
Core Plus Income - Investor Class*
Sales	76,801	782,752	392,640	3,931,860
Redemptions	(4,097)	(41,478)	(8,449)	(85,404)
Reinvestment of distributions	4,331	43,704	2,865	28,896
Net increase (decrease)	77,035	784,978	387,056	3,875,352

Core Plus Income - Institutional Class*
Sales	353,753	3,610,014	1,151,379	11,639,923
Redemptions	(54,675)	(553,461)	(340)	(3,470)
Reinvestment of distributions	15,068	152,033	5,742	58,129
Net increase (decrease)	314,146	3,208,586	1,156,781	11,694,582

Short-Intermediate Income - Investor Class
Sales	881,278	10,949,678	4,526,659	56,613,916
Redemptions	(1,530,118)	(18,998,142)	(4,520,740)	(56,494,373)
Reinvestment of distributions	100,458	1,238,092	165,598	2,063,982
Net increase (decrease)	(548,382)	(6,810,372)	171,517	2,183,525

Short-Intermediate Income - Institutional Class
Sales	8,495,640	105,720,764	21,718,694	272,245,722
Redemptions	(14,414,794)	(179,298,543)	(34,451,441)	(431,783,688)
Reinvestment of distributions	1,236,158	15,266,698	2,009,620	25,090,220
Net increase (decrease)	(4,682,996)	(58,311,081)	(10,723,127)	(134,447,746)

Nebraska Tax-Free Income
Sales	323,638	3,285,988	802,733	8,231,787
Redemptions	(554,562)	(5,638,080)	(892,272)	(9,139,793)
Reinvestment of distributions	60,014	607,628	62,741	640,280
Net increase (decrease)	(170,910)	(1,744,464)	(26,798)	(267,726)

Government Money Market
Sales	32,988,340	32,988,340	70,090,394	70,090,394
Redemptions	(33,369,119)	(33,369,119)	(85,806,529)	(85,806,529)
Reinvestment of distributions	4,442	4,442	10,807	10,807
Net increase (decrease)	(376,337)	(376,337)	(15,705,328)	(15,705,328)

* Initial offering of shares on July 31, 2014
4) Related Party Transactions
Each Fund has retained Weitz Investment Management, Inc. (the "Adviser") as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the "Distributor"), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.
Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:
Value and Partners Value Funds (effective July 31, 2014):

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	0.90%
1,000,000,000	2,000,000,000	0.85%
2,000,000,000	3,000,000,000	0.80%
3,000,000,000	5,000,000,000	0.75%
5,000,000,000		0.70%

Partners III Opportunity Fund:

Greater Than	Less Than or Equal To	Rate
$0	$1,000,000,000	1.00%
1,000,000,000	2,000,000,000	0.95%
2,000,000,000	3,000,000,000	0.90%
3,000,000,000	5,000,000,000	0.85%
5,000,000,000		0.80%
Research and Hickory Funds (Value and Partners Value prior to July 31, 2014):

Greater Than	Less Than or Equal To	Rate
$0	$2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund's average daily net assets.
The Core Plus Income, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund's average daily net assets.

The Adviser also provides administrative services, including shareholder administrative services, to each Fund pursuant to agreements which provide that the Funds will pay the Adviser a monthly fee based on the average daily net assets of each respective Fund and/or a fee per account, plus third party expenses directly related to providing such services.

Prior to July 31, 2014, the Partners III Opportunity and Short-Intermediate Income Funds had Service and Distribution plans which authorized the Funds to pay the Distributor a distribution fee payable monthly equal to 0.25% per annum, of the average daily net assets of each Fund's respective Investor Class.

Through July 31, 2016, the Adviser has agreed in writing to reimburse the Research and Government Money Market Funds or to pay directly a portion of the Funds' expenses to the extent that total expenses
63 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

(excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.90% and 0.20%, respectively, of each Fund's average daily net assets. In addition, for the six months ended September 30, 2015, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.01% of the Fund's average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the six months ended September 30, 2015, were $86,635 and $356,567, respectively.

Through July 31, 2016, the Adviser has agreed in writing to reimburse the Value and Partners Value Funds or to pay directly a portion of each Fund's expenses to the extent that each Class' total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 1.18% and 0.99% of the Investor and Institutional Class shares' average daily net assets, respectively.

Through July 31, 2016, the Adviser has agreed in writing to reimburse the Core Plus Income Fund or to pay directly a portion of the Fund's expenses to the extent that each Class' total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% and 0.65% of the Investor and Institutional Class shares' average daily net assets, respectively.

Through July 31, 2016, the Adviser has agreed in writing to reimburse the Short-Intermediate Income Fund or to pay directly a portion of the Fund's Investor Class expenses to the extent that the Fund's Investor Class total annual fund operating expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) exceed 0.85% of the Investor Class shares average daily net assets.

The expenses reimbursed by the Adviser for the Value, Partners Value, Core Plus Income and Short-Intermediate Income Funds for the six months ended September 30, 2015 were $156,799; $257,407; $39,272; $30,533 for the Investor Class shares and $83,684; $100,401; $55,554; $0 for the Institutional Class shares, respectively.

As of September 30, 2015, the controlling shareholder of the Adviser held shares totaling approximately 24%, 70%, 13%, 37%, 37%, 58% and 19% of the Partners III Opportunity, Research, Hickory, Balanced, Core Plus Income, Nebraska Tax-Free Income and Government Money Market Funds, respectively.

(5) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows (in U.S. dollars):

Distributions paid from:	Six months ended Sept. 30, 2015	Year ended March 31, 2015	Six months ended Sept. 30, 2015	Year ended March 31, 2015	Six months ended Sept. 30, 2015	Year ended March 31, 2015	Six months ended Sept. 30, 2015	Year ended March 31, 2015
	Value		Partners Value		Partners III Opportunity		Research
Ordinary income	—	—	—	—	—	—	173,702	—
Long-term capital gains	72,383,924	92,517,392	47,870,621	34,460,331	80,190,002	35,477,987	2,031,704	3,850,663
Total distributions	72,383,924	92,517,392	47,870,621	34,460,331	80,190,002	35,477,987	2,205,406	3,850,663

	Hickory		Balanced		Core Plus Income		Short-Intermediate Income
Ordinary income	—	—	—	—	195,737	86,997	13,837,443	27,497,188
Long-term capital gains	34,263,394	24,246,012	4,217,505	6,054,129	—	27	3,276,361	738,169
Total distributions	34,263,394	24,246,012	4,217,505	6,054,129	195,737	87,024	17,113,804	28,235,357

	Nebraska Tax-Free Income		Government Money Market
Ordinary income	691,459	30,838	4,649	12,273
Tax exempt income	—	1,444,162	—	—
Total distributions	691,459	1,475,000	4,649	12,273
As of March 31, 2015, the components of distributable earnings on a tax basis were as follows (in U.S. dollars):

		Partners	Partners III
	Value	Value	Opportunity	Research	Hickory
Undistributed ordinary income	—	—	—	173,584	—
Qualified late year ordinary loss deferral	(1,793,996)	(1,116,085)	(3,236,947)	—	(420,203)
Undistributed long-term gains	72,378,155	47,865,182	80,187,319	2,031,580	34,262,073
Net unrealized appreciation (depreciation)	334,232,534	320,470,474	303,804,912	2,695,255	118,923,246
	404,816,693	367,219,571	380,755,284	4,900,419	152,765,116

			Short-	Nebraska	Government
		Core Plus	Intermediate	Tax-Free	Money
	Balanced	Income	Income	Income	Market
Undistributed ordinary income	—	8,013	172,518	—	31
Undistributed tax exempt income	—	—	—	37,924	—
Undistributed long-term gains	4,216,540	—	3,271,459	—	—
Capital loss carryforwards	—	—	—	(762)	(882)
Net unrealized appreciation (depreciation)	15,824,651	176,027	31,503,685	2,108,069	—
	20,041,191	184,040	34,947,662	2,145,231	(851)

64 | Q3 2015 SEMI-ANNUAL REPORT

The Value, Partners Value, Partners III Opportunity and Hickory Funds elected to defer ordinary losses arising after December 31, 2014. Such losses are treated for tax purposes as arising on April 1, 2015.

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The character of the carryforwards are as follows (in U.S. dollars):

	Nebraska Tax-Free Income	Government Money Market
Short term (no expiration)	—	(882)
Long term (no expiration)	(762)	—

The cost of investments is the same for financial reporting and Federal income tax purposes for the Value, Core Plus Income, Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Partners Value, Partners III Opportunity, Research, Hickory and Balanced Funds is $781,101,755; $707,363,515; $23,620,518; $305,720,266 and $98,914,600 respectively.

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows (in U.S. dollars):
	Value	Partners Value	Partners III Opportunity	Research	Hickory	Balanced	Core Plus Income	Short- Intermediate Income	Nebraska Tax-Free Income
Appreciation	245,768,538	202,555,186	218,075,994	2,134,820	77,660,209	10,480,860	187,785	26,144,886	1,809,998
Depreciation	(31,973,893)	(59,744,335)	(50,366,777)	(3,414,378)	(40,303,512)	(2,437,474)	(242,288)	(10,746,353)	(52,217)
Net	213,794,645	142,810,851	167,709,217	(1,279,558)	37,356,697	8,043,386	(54,503)	15,398,533	1,757,781
(6) Securities Transactions
Purchases and proceeds from maturities or sales of investment securities of the Funds, excluding short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):
	Value	Partners Value	Partners III Opportunity	Research	Hickory	Balanced	Core Plus Income	Short- Intermediate Income	Nebraska Tax-Free Income
Purchases	247,140,764	179,018,124	253,525,875	8,597,131	60,171,291	15,920,904	6,454,499	136,433,931	5,132,552
Proceeds	250,151,884	215,176,775	305,765,186	7,335,997	86,162,889	21,008,353	1,628,519	203,937,306	4,683,500
(a) Illiquid and Restricted Securities
The Funds own certain securities that have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at September 30, 2015, include the following:
	Acquisition	Partners III
	Date	Opportunity	Hickory
Intelligent Systems Corp.	12/03/91	$2,899,379	$—
LICT Corp.	9/09/96	—	2,228,509
Total cost of illiquid and/or restricted securities		2,899,379	2,228,509
Value at September 30, 2015		6,401,627	5,226,000
Percent of net assets at September 30, 2015		0.7%	1.5%
(b) Options Written
Transactions relating to options written for the six months ended September 30, 2015, are summarized as follows:

	Partners III Opportunity
	Number of Contracts	$ Premiums
Options outstanding, beginning of period	—	—
Options written	1,200	1,270,267
Options expired	(500)	(147,787)
Options closed	(200)	(173,747)
Options outstanding, end of period	500	948,733
65 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

The locations in the Statements of Assets and Liabilities of the Funds' derivative positions, none of which are designated as hedging instruments are as follows (in U.S. dollars):

			Fair Value at September 30, 2015			Gross
Notional
					Average	Amount
					Month-End	Outstanding
			Asset	Liability	Notional	September
Fund	Type of Derivative	Location	Derivatives	Derivatives	Amount	30, 2015

Partners III Opportunity	Call options written	Options written, at value	—	(8,750)	9,625,000	12,000,000
Transactions in derivative instruments during the six months ended September 30, 2015, by the Funds, are recorded in the following locations in the Statements of Operations (in U.S. dollars):

					Change in
			Realized		Unrealized
Fund	Type of Derivative	Location	Gain (Loss)	Location	Gain (Loss)

Partners III Opportunity	Call options written	Net realized gain (loss) - options written	313,034	Net unrealized appreciation (depreciation) - options written	939,983

(7) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's holdings in the securities of such issuers is set forth below:

Number of
	Number of			Shares
	Shares Held			Held	Value		Realized
	March	Gross	Gross	September	September	Dividend	Gains/
	31, 2015	Additions	Reductions	30, 2015	30, 2015	Income	(Losses)
Partners III Opportunity:
Intelligent Systems Corp.†	2,270,000	—	—	2,270,000	$6,401,627	$—	$—

†Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.
(8) Contingencies
Each Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement
The Partners III Opportunity Fund has a margin account with its prime broker, Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.675% at September 30, 2015). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $273,056,016, with the broker at September 30, 2015.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.

(11) Concentration of Credit Risk
Approximately 83% of the Nebraska Tax-Free Income Fund's net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities);
•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

66 | Q3 2015 SEMI-ANNUAL REPORT

A description of the valuation techniques applied to the Funds' major categories of assets and liabilities measured at fair value on a recurring basis follows.

•
Equity securities. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust's Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds' equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of inputs used, in U.S. dollars, as of September 30, 2015, in valuing the Funds' assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category.
	Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	819,806,271	—	—	819,806,271
Cash Equivalents	172,029,887	—	—	172,029,887

Total
Investments in
Securities	991,836,158	—	—	991,836,158

	Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	742,728,687	—	—	742,728,687
Cash Equivalents	181,183,919	—	—	181,183,919
Total
Investments in
Securities	923,912,606	—	—	923,912,606

	Partners III Opportunity
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks
Industrials	107,874,800	6,401,627	—	114,276,427
Other	715,517,866	—	—	715,517,866
Cash Equivalents	45,278,439	—	—	45,278,439
Total
Investments in
Securities	868,671,105	6,401,627	—	875,072,732
Liabilities:
Securities Sold
Short	(253,520,500)	—	—	(253,520,500)
Options Written	—	(8,750)	—	(8,750)

	Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	19,422,769	—	—	19,422,769
Cash Equivalents	2,918,191	—	—	2,918,191
Total
Investments in
Securities	22,340,960	—	—	22,340,960

67 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks

Telecommunication
Services	—	5,226,000	—	5,226,000
Other	274,009,359	—	—	274,009,359
Cash Equivalents	63,841,604	—	—	63,841,604
Total
Investments in
Securities	337,850,963	5,226,000	—	343,076,963

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	56,266,402	—	—	56,266,402
Corporate Bonds	—	7,755,084	—	7,755,084
Corporate
Convertible
Bonds	—	942,500	—	942,500
Asset-Backed
Securities	—	500,791	—	500,791
Commercial
Mortgage-
Backed Securities	—	873,592	—	873,592
Mortgage-
Backed Securities	—	3,694,743	—	3,694,743
U.S. Treasury
Notes	—	23,589,867	—	23,589,867
Cash Equivalents	13,335,007	—	—	13,335,007
Total
Investments in
Securities	69,601,409	37,356,577	—	106,957,986

Core Plus Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	8,737,869	—	8,737,869
Corporate
Convertible
Bonds	—	599,453	—	599,453
Asset-Backed
Securities	—	1,196,561	—	1,196,561
Commercial
Mortgage-
Backed Securities	—	831,338	—	831,338
Mortgage-
Backed Securities	—	711,222	—	711,222
Taxable
Municipal Bonds	—	436,904	—	436,904
U.S. Treasury
Notes	—	5,516,841	—	5,516,841
Common Stocks	715,100	—	—	715,100
Cash Equivalents	824,307	—	—	824,307
Total
Investments in
Securities	1,539,407	18,030,188	—	19,569,595

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	480,213,185	—	480,213,185
Corporate
Convertible
Bonds	—	45,193,656	—	45,193,656
Asset-Backed
Securities	—	35,646,472	—	35,646,472
Commercial
Mortgage-
Backed Securities	—	52,051,038	—	52,051,038
Mortgage-
Backed Securities	—	338,320,494	—	338,320,494
Taxable
Municipal Bonds	—	5,722,676	—	5,722,676
U.S. Treasury
Notes	—	292,151,565	—	292,151,565
Common Stocks	25,765,619	—	—	25,765,619
Cash Equivalents	40,462,224	—	—	40,462,224
Total
Investments in
Securities	66,227,843	1,249,299,086	—	1,315,526,929

68 | Q3 2015 SEMI-ANNUAL REPORT

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	65,232,689	—	65,232,689
Cash Equivalents	2,459,791	—	—	2,459,791
Total
Investments in
Securities	2,459,791	65,232,689	—	67,692,480

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	79,995,683	—	—	79,995,683
Money Market
Funds	28,081,922	—	—	28,081,922
Total
Investments in
Securities	108,077,605	—	—	108,077,605

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer. During the six months ended September 30, 2015, there were no transfers between Level 1, Level 2 and Level 3.
During the six months ended September 30, 2015, there were no assets in which significant unobservable inputs (Level 3) were used.

(13) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

69 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

ACTUAL AND HYPOTHETICAL EXPENSES
FOR COMPARISON PURPOSES

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid from 4/01/15 – 9/30/15" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 4/01/15	Ending Account Value 9/30/15	Annualized Expense Ratio	Expenses Paid from 4/01/15-9/30/15(1)
Value - Investor Class	Actual	$1,000.00	$914.10	1.18%	$5.65
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.96
Value - Institutional Class	Actual	1,000.00	915.10	0.99	4.74
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.00
Partners Value - Investor Class	Actual	1,000.00	883.44	1.18	5.56
	Hypothetical(2)	1,000.00	1,019.10	1.18	5.96
Partners Value - Institutional Class	Actual	1,000.00	884.45	0.99	4.66
	Hypothetical(2)	1,000.00	1,020.05	0.99	5.00
Partners III Opportunity - Investor Class	Actual	1,000.00	888.96	2.28	10.77
	Hypothetical(2)	1,000.00	1,013.60	2.28	11.48
Partners III Opportunity - Institutional Class	Actual	1,000.00	890.81	1.90	8.98
	Hypothetical(2)	1,000.00	1,015.50	1.90	9.57
Research	Actual	1,000.00	865.00	0.90	4.20
	Hypothetical(2)	1,000.00	1,020.50	0.90	4.55
Hickory	Actual	1,000.00	863.68	1.24	5.78
	Hypothetical(2)	1,000.00	1,018.80	1.24	6.26
Balanced	Actual	1,000.00	950.20	1.11	5.41
	Hypothetical(2)	1,000.00	1,019.45	1.11	5.60
Core Plus Income - Investor Class	Actual	1,000.00	998.72	0.85	4.25
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.29
Core Plus Income - Institutional Class	Actual	1,000.00	1,000.39	0.65	3.25
	Hypothetical(2)	1,000.00	1,021.75	0.65	3.29
Short-Intermediate Income - Investor Class	Actual	1,000.00	997.84	0.85	4.25
	Hypothetical(2)	1,000.00	1,020.75	0.85	4.29
Short-Intermediate Income - Institutional Class	Actual	1,000.00	999.12	0.62	3.10
	Hypothetical(2)	1,000.00	1,021.90	0.62	3.13
Nebraska Tax-Free Income	Actual	1,000.00	1,004.15	0.77	3.86
	Hypothetical(2)	1,000.00	1,021.15	0.77	3.89
Government Money Market	Actual	1,000.00	1,000.04	0.01	0.05
	Hypothetical(2)	1,000.00	1,024.95	0.01	0.05

(1) Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/366).
(2) Assumes 5% total return before expenses.
70 | Q3 2015 SEMI-ANNUAL REPORT

OTHER INFORMATION

Proxy Voting Policy
A description of the Funds' proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds' website at weitzinvestments.com; and (iii) on the SEC's website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds' website at weitzinvestments.com and (ii) on the SEC's website at sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. A list of the Funds' quarter-end holdings is available on the Funds' website at weitzinvestments.com within 15 days after the end of each quarter and remains available on the website until the list is updated in the subsequent quarter.

Factors Considered by the Board of Trustees in Approving the Continuation of the Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds
In accordance with the Investment Company Act of 1940, the Board of Trustees of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the "Agreements") with Weitz Investment Management, Inc. ("Weitz Inc."). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Agreements between the Funds and Weitz Inc., the Board of Trustees requested, and Weitz Inc. provided, information and data relevant to the Board's consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided them with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon the information about the Funds and Weitz Inc. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board of Trustees most recently considered the continuation of the Agreements for each of the Funds in the Trust at their in-person meeting held on May 15, 2015. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to continue the Agreements. The Board met during the meeting directly with representatives of Weitz Inc. and reviewed various factors with them concerning the proposed continuation of the Agreements. Among the factors the Board considered were: (1) the nature and quality of services performed for the Funds; (2) the costs of providing such services to the Funds; (3) the potential profitability of the relationship between the Funds and Weitz Inc. and its affiliates; (4) comparative information on fees and expenses borne by other similar mutual funds; (5) other competitive factors; and (6) the potential for economies of scale that might be reflected in fee rates or schedules.

With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund and Hickory Fund (the "Equity Funds"), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.'s investment expertise and the investment strategies utilized by Weitz Inc. with respect to each of the Equity Funds. The Board discussed with management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management's stated position that achieving favorable long-term investment results is a primary objective of the firm and as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indices are likely to occur from time to time over various investment cycles. The Board also took into consideration the fact that the performance results achieved by Weitz Inc. for the Equity Funds were favorable on both a short-term basis and on a long-term basis and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of these Funds.

In addition, the Board compared expenses of each of the Equity Funds to the expenses of their peers, noting that the expenses for each of the Equity Funds were generally higher than industry averages for total operating expenses of other funds of similar size and investment objective. The Board also considered the fact that the advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. With respect to Value Fund and Partners Value Fund, the Board took into consideration that Weitz Inc. has entered into a written agreement to limit the total operating expenses of each class of shares of these two Funds through July 31, 2016. In addition, with respect to the Research Fund, the members of the Board also took into consideration the written expense limitation agreement in place for the Research Fund pursuant to which Weitz Inc. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Research Fund through July 31, 2016. The members of the Board noted the range of investment advisory and administrative services provided by Weitz Inc. to the Equity Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board also reviewed matters with respect to the proposed continuation of the Investment Management Agreement for the Balanced Fund. The Board reviewed the fees and expenses for the Balanced Fund as well as performance information for the Balanced Fund. Among the factors the Board considered was the overall performance of the Balanced Fund relative to its respective benchmark indices as well as the performance of other funds in the Balanced Fund's peer group. The Board noted that the performance results achieved by Weitz Inc. for the Balanced Fund were favorable and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of the Balanced Fund. The Board also discussed with representatives of Weitz Inc. the investment advisory fee for the Balanced Fund, and it was noted that the Balanced Fund is not currently subject to breakpoints on its investment advisory fees. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments. In addition, the Board compared the expenses of the Balanced Fund to its peers, noting that the expenses of the Fund compared favorably with industry averages for other funds of similar size and investment objective. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Balanced Fund were to become more substantial and economies of scale were able to be realized.

The Board then considered each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (the "Income Funds") noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.'s investment expertise and the investment strategies utilized by Weitz Inc. with respect to each of the Income Funds. Among the factors
71 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

the Board considered was the overall performance of the Income Funds relative to their respective benchmark indices as well as the performance and level of expenses of other funds in the Income Funds' peer group on a long-term basis (except for the Core Plus Fund, which had only commenced investment operations on July 31, 2014) and over shorter time periods. The Board noted that the performance results achieved by Weitz Inc. for the Income Funds were favorable on both a short-term and on a long-term basis and that Weitz Inc. produced these results in a manner consistent with the stated investment objectives and policies of each of the Income Funds. In addition, the Board compared expenses of each Income Fund to the expenses of its peers, noting that the expenses for each of the Income Funds compare favorably with industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each of the Income Funds, the Board discussed with representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each of the Income Funds, and the Board considered and discussed the fees charged by similar funds in each respective investment category. With respect to the Government Money Market Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Fund pursuant to which Weitz Inc. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Fund through July 31, 2016, as well as Weitz Inc.'s voluntary fee waiver arrangement that is in effect with respect to the Fund pursuant to which Weitz Inc. has voluntarily agreed to waive fees and expenses of the Fund in order to further limit the total operating expenses of the Fund. With respect to the Short-Intermediate Income Fund, the members of the Board took into consideration the written expense limitation agreement in place for the Investor Class shares of the Fund pursuant to which Weitz Inc. has agreed to waive fees and reimburse expenses in order to limit the total operating expenses of the Investor Class shares through July 31, 2016. In addition, with respect to the Core Plus Income Fund, the Board took into consideration that Weitz Inc. has entered into a written agreement to limit the total operating expenses of each class of shares of the Fund through July 31, 2016. The Board also noted the range of investment advisory and administrative services provided by Weitz Inc. to the Income Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services.

The Board then considered various factors in addition to the fees, expenses and performance of each of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each of the Funds. They also took note of the fact that Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including certain of the supermarket platform expenses that are deemed to be distribution related, as well as the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds. The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc., and the financial soundness of Weitz Inc. as demonstrated by the financial information provided and reached a finding that the level of profitability was consistent with relevant industry averages. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing expenses that are borne directly by Weitz Inc. and they also considered the level of profitability without taking into consideration the impact of these marketing costs.

The Board further reviewed Weitz Inc.'s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The members of the Board also took into consideration the way in which Weitz Inc. has been carefully planning and implementing portfolio management transition arrangements. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds and noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the administration fees that are payable by the Funds to Weitz Inc. under the terms of the separate Administration Agreements that are applicable to the Funds. In considering the approval of each of the Administration Agreements, the Board members indicated that they had considered various factors with respect to the administration fees, including the level and amount of these fees and the services provided by Weitz Inc. in connection with the Administration Agreements, in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Administration Agreements are in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Administration Agreements are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board noted that Weitz Securities, Inc. provides useful services to the Funds in a highly effective manner that benefits the Funds and their shareholders. The Board further took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Inc. has undertaken to bear from its own resources the operating expenses of Weitz Securities, Inc. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds and they considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.'s own financial resources and are not paid by the Funds.

In connection with these matters, the Board also took into consideration the Shareholder Administrative Services Plans that are applicable to those Funds that have a dual share class structure and they took note of the level and amount of the fees payable pursuant to the Shareholder Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Shareholder Administrative Services Plans.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of Weitz Inc. and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration, as well as Weitz Inc.'s willingness to waive fees and/or reimburse expenses of certain of the Funds, as necessary, in order to limit their overall operating expenses. They noted the overall level and quality of the investment advisory, shareholder servicing, administration and distribution services provided by Weitz Inc. and its affiliates to the Funds and they found that these services continued to benefit the shareholders of the Funds and reflected the firm's overall commitment to the continued successful growth and development of the Funds. The members of the Board also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and Weitz Inc. and the compliance oversight process. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.
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73 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

INDEX DESCRIPTIONS

Russell 1000®
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Value
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 3000®	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value
The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "SMID" cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500TM Value
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell's leading style methodology.

S&P 500®	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

Blended	The Blended Index blends the S&P 500 with the Barclays Intermediate U.S. Government/Credit Index by weighting their total returns at 60% and 40%, respectively. The portfolio is rebalanced monthly.

Barclays U.S. Aggregate Bond
The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Barclays Intermediate U.S. Government Credit
The Barclays Intermediate U.S. Government/Credit Index ("BIGC") is the non-securitized portion of the U.S. Aggregate Index and includes Treasuries, government-related issues and corporates with maturities from one to ten years. Using standard rules-based index methodology and market capitalization weighting, this index accurately reflects the performance and characteristics of the underlying markets.

CPI + 1%
The CPI + 1% is created by adding 1% to the annual percentage change in the Consumer Price Index ("CPI") as determined by the U.S. Department of Labor Statistics. There can be no guarantee that the CPI will reflect the exact level of inflation at any time.

Barclays 5-Year Municipal Bond
The Barclays 5-Year Municipal Bond Index is a capitalization weighted bond index created by Barclays intended to be representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

74 | Q3 2015 SEMI-ANNUAL REPORT

Board of Trustees

Lorraine Chang
John W. Hancock
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian

Wells Fargo Bank, N.A.

Officers

Wallace R. Weitz, President
Thomas D. Carney, Vice President
John R. Detisch, Vice President, General Counsel,
Secretary & Chief Compliance Officer
Bradley P. Hinton, Vice President
Jo Ann Quinif, Vice President
Kenneth R. Stoll, Vice President & Chief
Financial Officer

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend
Paying Agent

Weitz Investment Management, Inc.

Sub-Transfer Agent

Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund
Investor Class - WVALX
Institutional Class - WVAIX
Partners Value Fund
Investor Class - WPVLX
Institutional Class - WPVIX
Partners III Opportunity Fund
Investor Class - WPOIX
Institutional Class - WPOPX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Core Plus Income Fund
Investor Class - WCPNX
Institutional Class - WCPBX
Short-Intermediate Income Fund
Investor Class - WSHNX
Institutional Class - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically.
Visit us online at weitzinvestments.com.

Simply log in to your account and select "Electronic Delivery."

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds' Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

11/6/15

75 | Q3 2015 SEMI-ANNUAL REPORT | UNAUDITED

Item 2. Code of Ethics.

Not required for Semi-Annual Report.

Item 3. Audit Committee Financial Expert.

Not required for Semi-Annual Report.

Item 4. Principal Accountant Fees and Services.

Not required for Semi-Annual Report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
 Wallace R. Weitz, President
Date: November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)* /s/ Wallace R. Weitz
              Wallace R. Weitz, President

Date: November 6, 2015

By: (Signature and Title)* /s/ Kenneth R. Stoll
 Kenneth R. Stoll, Chief Financial
Officer
Date: November 6, 2015

* Print the name and title of each signing officer under his or her signature.